                                  EXHIBIT 99.1

                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                  SERIES 2005-5

                                   TERM SHEET

                               [October 11, 2005]
                            [GRAPHIC OMITTED] POPULAR
                                  ABS, INC.(SM)

                                 $[817,001,000]
                   (Approximate, Subject to +/- 10% Variance)

                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer

                 FRIEDMAN BILLINGS RAMSEY     RBS GREENWICH CAPITAL
                              Co-Lead Underwriters


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                             [GRAPHIC APPEARS HERE]
                                      FBR

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------
                    Popular ABS Mortgage Pass-Through Trust,
                                  Series 2005-5

------------------------------------------------------------------------------------------------------------------
               PRINCIPAL     WAL (YEARS)    PAYMENT WINDOW      EXPECTED RATING    INTEREST         PRINCIPAL
CLASS(1,4)    BALANCE ($)     CALL/MAT(5) (MTHS) CALL/MAT(5)    (S&P/MOODY'S)        Type              Type
------------------------------------------------------------------------------------------------------------------
AF-I         136,910,000    4.11 / 4.94    1 - 100 / 1 - 252        AAA/Aaa         Fixed(3)    Senior Sequential
AF-II-1       74,140,000    1.00 / 1.00    1 - 22 / 1 - 22          AAA/Aaa        Floating(2)  Senior Sequential
AF-II-2       12,890,000    2.00 / 2.00    22 - 26 / 22 - 26        AAA/Aaa         Fixed(3)    Senior Sequential
AF-II-3       48,370,000    3.00 / 3.00    26 - 51 / 26 - 51        AAA/Aaa         Fixed(3)    Senior Sequential
AF-II-4       15,740,000    5.00 / 5.00    51 - 70 / 51 - 70        AAA/Aaa         Fixed(3)    Senior Sequential
AF-II-5        8,970,000    6.39 / 6.39    70 - 84 / 70 - 84        AAA/Aaa         Fixed(3)    Senior Sequential
MF-1          25,220,000    6.22 / 7.28    39 - 100 / 39 - 219      AA/Aa2          Fixed(3)       Subordinate
MF-2          19,650,000    6.22 / 7.24    39 - 100 / 39 - 203       A/A2           Fixed(3)       Subordinate
MF-3           5,010,000    6.22 / 7.19    39 - 100 / 39 - 184       A-/A3          Fixed(3)       Subordinate
MF-4           5,560,000    6.22 / 7.16    39 - 100 / 39 - 178     BBB+/Baa1        Fixed(3)       Subordinate
MF-5           4,640,000    6.22 / 7.11    39 - 100 / 39 - 171     BBB/Baa2         Fixed(3)       Subordinate
MF-6           3,710,000    6.22 / 7.05    39 - 100 / 39 - 162     BBB-/Baa3        Fixed(3)       Subordinate
------------------------------------------------------------------------------------------------------------------
BF-1           3,710,000          Not Publicly Offered              BB+/NR          Floating       Subordinate
BF-2           2,970,000          Not Publicly Offered              BB/NR           Floating       Subordinate
BF-3           3,320,000          Not Publicly Offered              BB-/NR          Floating       Subordinate
------------------------------------------------------------------------------------------------------------------
AV-I         160,250,000    2.02 / 2.17    1 - 100 / 1 - 187        AAA/Aaa        Floating(2)       Senior
AV-II        166,809,000    1.90 / 1.94    1 - 100 / 1 - 148        AAA/Aaa        Floating(2)       Senior
MV-1          35,472,000    5.39 / 5.69    47 - 100 / 47 - 167      AA/Aa2         Floating(2)     Subordinate
MV-2          29,672,000    5.08 / 5.35    42 - 100 / 42 - 156       A/A2          Floating(2)     Subordinate
MV-3           7,585,000    4.99 / 5.24    41 - 100 / 41 - 142       A-/A3         Floating(2)     Subordinate
MV-4           8,255,000    4.97 / 5.19    40 - 100 / 40 - 137     BBB+/Baa1       Floating(2)     Subordinate
MV-5           5,800,000    4.95 / 5.15    39 - 100 / 39 - 131     BBB/Baa2        Floating(2)     Subordinate
MV-6           6,024,000    4.93 / 5.11    39 - 100 / 39 - 126     BBB-/Baa3       Floating(2)     Subordinate
------------------------------------------------------------------------------------------------------------------
BV-1           9,147,000          Not Publicly Offered              BB+/NR          Floating       Subordinate
BV-2           4,462,000          Not Publicly Offered              BB/NR           Floating       Subordinate
BV-3          12,715,000          Not Publicly Offered              BB-/NR          Floating       Subordinate
------------------------------------------------------------------------------------------------------------------
 TOTAL:      817,001,000
------------------------------------------------------------------------------------------------------------------

(1) The Class AF-I Certificates are backed primarily by the cash flow from the Group I-A Mortgage Loans (as defined herein). The Class AF-II-1, Class AF-II-2, Class AF-II-3, Class AF-II-4 and Class AF-II-5 Certificates are backed primarily by the cash flow from the Group I-B Mortgage Loans (as defined herein). The Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class BF-1, Class BF-2 and Class BF-3 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-I Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans (as defined herein). The Class AV-II Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class BV-1, Class BV-2 and Class BV-3 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-II-1, Class AV-I, Class AV-II, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5 and Class MV-6 Certificates are priced to call. The margin on the Class AV-I and Class AV-II Certificates will be multiplied by 2 and the margin on the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5 and Class MV-6 Certificates will be multiplied by
     1.5 on any Distribution Date after the Optional Termination may be first exercised.
(3) The Class AF-I, Class AF-II-2, Class AF-II-3, Class AF-II-4, Class AF-II-5, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates are priced to call. The fixed rate coupon on the Class AF-I, Class AF-II-4, Class AF-II-5, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates will increase by 0.50% on any Distribution Date after the Optional Termination may be first exercised.
(4)  See "Net WAC Cap" herein.
(5)  See "Pricing Prepayment Speed" herein.

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

CONTACT INFORMATION:
-------------------

            FBR                                FBR                                       FBR
         ABS BANKING                  ABS TRADING/SYNDICATE                        ABS STRUCTURING
  Mike Ciuffo (703) 312-1889       Salmaan Siddiqui (703) 469-1225         Anna Zuckerman (703) 469-1283
  Dane Smith (703) 312-1896                                                     Tol Ho (703) 312-1737

     STANDARD & POOR'S                     MOODY'S
    [ ] (212) 438-XXXX             Jason Shi (201) 915-8795

Depositor:               Popular ABS, Inc.

Servicer:                Equity One, Inc. ("EQUITY ONE"), an indirect subsidiary
                         of Popular, Inc.

Co Lead                  Friedman, Billings, Ramsey & Co., Inc. ("FBR") and
Underwriters:            Greenwich Capital Markets, Inc. ("RBS GREENWICH
                         CAPITAL").

Trustee/Custodian:       JPMorgan Chase Bank, N.A.

Offered Certificates:    AF-II-4 and Class AF- II-5 Certificates (collectively
                         the "CLASS AF-II CERTIFICATES") are collectively referred to herein as the "Class AF CERTIFICATES." The
                         Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class
                         MF-5 and Class MF-6 Certificates are collectively referred to herein as the "OFFERED GROUP I SUBORDINATE
                         CERTIFICATES." The Class BF-1, Class BF-2 and Class
                         BF-3 Certificates are collectively referred to herein as the "NON-OFFERED GROUP I SUBORDINATE CERTIFICATES."
                         The Offered Group I Subordinate Certificates and the
                         Non-Offered Group I Subordinate Certificates are together referred to herein as the "GROUP I SUBORDINATE
                         CERTIFICATES." The Class AF Certificates and the Group
                         I Subordinate Certificates are collectively referred to herein as the "GROUP I CERTIFICATES."

                         The Class AV-I and Class AV-II Certificates are collectively referred to herein as the "CLASS AV CERTIFICATES." The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5 and Class MV-6 Certificates are collectively referred to herein as the "OFFERED GROUP II SUBORDINATE CERTIFICATES." The Class BV-1, Class BV-2 and Class BV-3 Certificates are collectively referred to herein as the "NON-OFFERED GROUP II SUBORDINATE CERTIFICATES." The Offered Group II Subordinate Certificates and the Non-Offered Group II Subordinate Certificates are together referred to herein as the "GROUP II SUBORDINATE CERTIFICATES."
                         The Class AV Certificates and the Group II Subordinate Certificates are collectively referred to herein as the "GROUP II CERTIFICATES."

                         The Class AF and Class AV Certificates are collectively referred to here in as the "SENIOR CERTIFICATES" or "CLASS A CERTIFICATES." The Group I Subordinate Certificates and the Group II Subordinate Certificates are collectively referred to herein as the "SUBORDINATE CERTIFICATES." The Senior Certificates, the Offered Group I Subordinate Certificates and Offered Group II Subordinate Certificates are collectively referred to herein as the "OFFERED CERTIFICATES." The Non-Offered Group I Subordinate Certificates and the Non-Offered Group II Subordinate Certificates are collectively referred to herein as the "NON-OFFERED SUBORDINATE CERTIFICATES." The Class BF-1, Class BF-2, Class BF-3, Class BV-1, Class BV-2 and Class BV-3 Certificates will not be offered publicly.

Federal Tax Status:      It is anticipated that the Offered Certificates
                         generally will represent ownership of REMIC regular interests for tax purposes.

Registration:            The Offered Certificates will be available in
                         book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                         System.

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

Cut-off Date:            October 1, 2005.

Expected Pricing Date:   On or about October [13], 2005.

Expected Closing Date:   On or about October 21, 2005.

Expected Settlement      On or about October 21, 2005.
Date

Distribution Date:       The 25th day of each month (or if not a business day,
                         the next succeeding business day) commencing in November 2005.

Accrued Interest:        The price to be paid by investors for the Class
                         AF-II-1, Class AV-I, Class AV-II, Class MV-1, Class
                         MV-2, Class MV-3, Class MV-4, Class MV-5 and Class MV-6
                         Certificates will not include accrued interest
                         (settling flat). The Class AF-I, Class AF-II-2, Class
                         AF-II-3, Class AF-II-4, Class AF-II-5, Class MF-1,
                         Class MF-2, Class MF-3, Class MF-4, Class MF-5 and
                         Class MF-6 Certificates will settle with accrued interest of 20 days.

Interest Accrual         The interest accrual period for each Distribution Date
Period:                  with respect to the Class AF-II-1, Class AV-I, Class
                         AV-II, Class MV-1, Class MV-2, Class MV-3, Class MV-4,
                         Class MV-5, Class MV-6, Class BV-1, Class BV-2, Class
                         BV-3, Class BF-1, Class BF-2 and Class BF-3
                         Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the Class AF-I, Class
                         AF-II-2, Class AF-II-3, Class AF-II-4, Class AF-II-5,
                         Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class
                         MF-5 and Class MF-6 Certificates will be the calendar month preceding the month in which such Distribution
                         Date occurs (on a 30/360 basis).

ERISA Eligibility:       The Offered Certificates are expected to be ERISA
                         eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:       The Offered Certificates are not expected to constitute
                         "mortgage related securities" for purposes of SMMEA.

Servicing Fee:           With respect to each Distribution Date, the Servicer
                         will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:             With respect to each Distribution Date, the Trustee
                         will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

Optional                 The terms of the transaction allow for a clean-up call
Termination:             of the Mortgage Loans and the retirement of the Offered
                         Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment       The Offered Certificates will be priced based on the
Speed:                   following collateral prepayment assumptions:
                         FRM Loans: 100% PPC (100% PPC: 2.00% - 20.00% CPR over
                         10 months, 20% thereafter)
                         ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

Mortgage Loans:          As of the Cut-off Date, the aggregate principal balance
                         of the Mortgage Loans was approximately
                         $817,002,509.97, of which: (i) approximately
                         $136,918,711.66 consisted of a pool of conforming balance fixed-rate, first lien mortgage loans (the
                         "GROUP I-A MORTGAGE LOANS"), (ii) approximately
                         $233,891,969.37 consisted of a pool of conforming and non-conforming balance fixed-rate, first lien mortgage loans (the "GROUP I-B MORTGAGE LOANS", together with the Group I-A Mortgage Loans, the "GROUP I MORTGAGE
                         LOANS") (iii) approximately $216,374,528.94 consisted of a pool of conforming balance adjustable-rate, first lien mortgage loans (the "GROUP II-A MORTGAGE LOANS") and (iv) approximately $229,817,300.00 consisted of a pool of conforming and non-conforming balance adjustable-rate, first lien mortgage loans (the "GROUP
                         II-B MORTGAGE LOANS", together with the Group II-A
                         Mortgage Loans, the "GROUP II MORTGAGE LOANS"). The
                         Group I Mortgage Loans and the Group II Mortgage Loans are collectively referred herein as the "MORTGAGE
                         LOANS". See the attached collateral descriptions for additional information on the Mortgage Loans.

                         IT IS ANTICIPATED THAT ON THE CLOSING DATE, THE CHARACTERISTICS OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE WILL BE SUBSTANTIALLY SIMILAR TO THE CHARACTERISTICS OF THE MORTGAGE LOANS AS DESCRIBED AND SHOWN HEREIN. THE AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS IS EXPECTED TO BE SUBJECT TO AN INCREASE OR DECREASE OF UP TO 10%.

Pass-Through Rate:       The "PASS-THROUGH RATE" on each Class of Offered
                         Certificates and Non-Offered Subordinate Certificates will be equal to the lesser of (i) the related Formula
                         Rate and (ii) the related Net WAC Cap.

Formula Rate:            The "FORMULA RATE" for the Class AF-II-1, Class AV-I,
                         Class AV-II, Class MV-1, Class MV-2, Class MV-3, Class
                         MV-4, Class MV-5, Class MV-6, Class BV-1, Class BV-2,
                         Class BV-3, Class BF-1, Class BF-2 and Class BF-3
                         Certificates will be equal to the lesser of (i) One
                         Month LIBOR plus the margin for such Class and (ii)
                         14.00%.

                         The "FORMULA RATE" for the Class AF-I, Class AF-II-2, Class AF-II-3, Class AF-II-4, Class AF-II-5, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates will be the applicable fixed rate set at pricing of each such Class.


Adjusted Net             The "ADJUSTED NET MORTGAGE RATE" for each Mortgage Loan
Mortgage Rate:           is equal to the loan rate less the sum of (i) the
                         Servicing Fee rate and (ii) the Trustee Fee rate.

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                        5

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

Net WAC Cap:             The "NET WAC CAP" with respect to each Distribution
                         Date is a rate equal to:

                         a) with respect to the Class AF-I Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I-A Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "GROUP I-A CAP").

                         b) with respect to the Class AF-II-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I-B Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE GROUP I-B CAP").

                         c) with respect to the Class AF-II-2, Class AF-II-3, Class AF-II-4 and Class AF-II-5 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I-B Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED GROUP I-B CAP").

                         d) with respect to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates, the lesser of the (i) Group I-A Cap and
                         (ii) Fixed Group I-B Cap.

                         e) with respect to the Class BF-1, Class BF-2 and Class BF-3 Certificates, the lesser of (i) the weighted average Adjusted Net Mortgage Rate of the Group I-A Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE GROUP I-A CAP") and
                         (ii) Adjustable Group I-B Cap.

                         f) with respect to the Class AV-I Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-A Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "GROUP II-A CAP").

                         g) with respect to the Class AV-II Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-B Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "GROUP II-B CAP").

                         h) with respect to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class BV-1, Class BV-2 and Class BV-3 Certificates, the lesser of
                         (i) the Group II-A Cap and (ii) the Group II-B Cap.

Net WAC Cap              If on any Distribution Date the Pass-Through Rate for A
Carryover Amount:        class of the Offered Certificates or the Non-Offered
                         Subordinate Certificates is limited by the related Net
                         WAC Cap, the "NET WAC CAP CARRYOVER AMOUNT" for such
                         Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap Carryover Amount from the prior
                         Distribution Date together with accrued interest thereon at the related Formula Rate. Any Net WAC Cap
                         Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit                   Consists of the following for each group:
Enhancement:             1. Excess Cashflow
                         2. Overcollateralization Amount
                         3. Subordination and
                         4. Crosscollateralization

Excess Cashflow:         The "EXCESS CASHFLOW" for any Distribution Date and a
                         group will be equal to the available funds for such group remaining after priorities 1) and 2) under either the "Group I Priority of Payments" or the "Group II
                         Priority of Payments."

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

Overcollateralization     The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") for any
Amount:                   Distribution Date and each mortgage loan group, is
                          equal to the excess of (i) the aggregate principal balance of the Group I or Group II Mortgage Loans, as applicable, over (ii) the aggregate principal balance of the Group I or Group II Certificates, as applicable. On the Closing Date, the Overcollateralization Amount for each mortgage loan group will be equal to approximately zero. On each Distribution Date, Excess Cashflow for each mortgage loan group, if any, will be used to build O/C of the related group until the related Targeted
                          Overcollateralization Amount is reached and then any remaining Excess Cashflow from such mortgage loan group will be used to build O/C of the unrelated group until the unrelated Target Overcollateralization
                          Amount is reached.

Group I Targeted          Prior to the Stepdown Date, the "GROUP I TARGETED
Overcollateralization     OVERCOLLATERALIZATION AMOUNT" is equal to the sum of
Amount:                   (a) approximately [ ]% of the aggregate principal
                          balance of the Group I Mortgage Loans as of the Cut-off Date and (b) the Group I Aggregate Class B
                          Early Distribution Amount.

                          On or after the Stepdown Date, the Group I Targeted Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x) approximately [ ]% of the aggregate principal balance of the Group I Mortgage Loans for the related Distribution Date over
                          (y) the excess of (I) the aggregate principal balance of the Class BF-1, Class BF-2 and Class BF-3 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class BF-1, Class BF-2 and Class BF-3 Certificates on all prior Distribution Dates and
                          (ii) approximately 0.50% of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date. However, if a Group I Trigger Event has occurred on the related Distribution Date, the Group I Targeted Overcollateralization Amount shall be equal to the Group I Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class BF-1, Class BF-2 and Class BF-3 Certificates pursuant to clauses 6), 7) and 8) of "Group I Priority of Payments" on the prior Distribution Date).

Group II Targeted         Prior to the Stepdown Date, the "GROUP II TARGETED
Overcollateralization     OVERCOLLATERALIZATION AMOUNT" is equal to the sum of
Amount:                   (a) approximately [ ]% of the aggregate principal
                          balance of the Group II Mortgage Loans as of the Cut-off Date and (b) the Group II Aggregate Class B
                          Early Distribution Amount.

                          On or after the Stepdown Date, the Group II Targeted Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x) approximately [ ]% of the aggregate principal balance of the Group II Mortgage Loans for the related Distribution Date over
                          (y) the excess of (I) the aggregate principal balance of the Class BV-1, Class BV-2 and Class BV-3 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class BV-1, Class BV-2 and Class BV-3 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date. However, if a Group II Trigger Event has occurred on the related Distribution Date, the Group II Targeted Overcollateralization Amount shall be equal to the Group II Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class BV-1, Class BV-2 and Class BV-3 Certificates pursuant to clauses 6), 7) and 8) of "Group II Priority of Payments" on the prior Distribution Date).

Group I Stepdown          The earlier to occur of
Date:
                          1.   the Distribution Date on which the aggregate
                               principal balance of the Class AF Certificates has been reduced to zero; and

                          2.   the later to occur of
                                   a. the Distribution Date occurring in
                                      November 2008 and
                                   b. the first Distribution Date on which the
                                      Group I Senior Enhancement Percentage is greater than or equal to [ ]%.


               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

Group II Stepdown        The earlier to occur of
Date:
                         1.    the Distribution Date on which the aggregate
                               principal balance of the Class AV Certificates has been reduced to zero; and

                         2.    the later to occur of
                                   a. the Distribution Date occurring in
                                      November 2008 and
                                   b. the first Distribution Date on which the
                                      Group II Senior Enhancement Percentage is greater than or equal to [ ]%.

Group I Aggregate        As of any Distribution Date, the aggregate sum of all
Class B Early            amounts paid to the Class BF-1, Class BF-2 and Class
Distribution Amount:     BF-3 Certificates on prior Distribution Dates from
                         Group I Excess Cashflow pursuant to clauses 6), 7) and
                         8) of "Group I Priority of Payments" and from Group II
                         Excess Cashflow pursuant to clause 9) of "Group II
                         Priority of Payments."

Group II Aggregate       As of any Distribution Date, the aggregate sum of all
Class B Early            amounts paid to the Class BV-1, Class BV-2 and Class
Distribution Amount:     BV-3 Certificates on prior Distribution Dates from
                         Group II Excess Cashflow pursuant to clauses 6), 7) and
                         8) of "Group II Priority of Payments" and from Group I
                         Excess Cashflow pursuant to clause 9) of "Group I
                         Priority of Payments."

Senior Enhancement       The "SENIOR ENHANCEMENT PERCENTAGE" for a Distribution
Percentage:              Date and each group of Mortgage Loans is equal to (a)
                         the sum of (i) the aggregate principal balance of the related Subordinate Certificates and (ii) the related
                         Overcollateralization Amount, in each case before taking into account any payments of principal to the Certificates on that Distribution Date divided by (b) the aggregate principal balance of the related group of Mortgage Loans as of the last day of the related due period.

Expected Credit
Support
Percentages:
                         -------------------------------------------------------
                          INITIAL CREDIT SUPPORT      EXPECTED CREDIT SUPPORT
                               ON CLOSING DATE       ON OR AFTER STEPDOWN DATE
                         -------------------------------------------------------
                            CLASS       PERCENT         CLASS           PERCENT
                           Class AF     [19.90]%       Class AF        [44.80]%
                          Class MF-1                  Class MF-1
                          Class MF-2                  Class MF-2
                          Class MF-3                  Class MF-3
                          Class MF-4                  Class MF-4
                          Class MF-5                  Class MF-5
                          Class MF-6                  Class MF-6
                          Class BF-1                  Class BF-1
                          Class BF-2                  Class BF-2
                          Class BF-3                  Class BF-3
                         -------------------------------------------------------
                          Class AV      [26.70]%       Class AV        [56.00]%
                         Class MV-1                   Class MV-1
                         Class MV-2                   Class MV-2
                         Class MV-3                   Class MV-3
                         Class MV-4                   Class MV-4
                         Class MV-5                   Class MV-5
                         Class MV-6                   Class MV-6
                         Class BV-1                   Class BV-1
                         Class BV-2                   Class BV-2
                         Class BV-3                   Class BV-3
                         -------------------------------------------------------

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                        8

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

Group I Trigger  A "GROUP I TRIGGER EVENT" is in effect on any Distribution Date
Event: on or after the Group I Stepdown Date, if either (i) the six month rolling average 60+ delinquency percentage for the Group I Mortgage Loans equals or exceeds [ ]% of the current Group I Senior Enhancement Percentage or (ii) cumulative Realized Losses on the Group I Mortgage Loans as a percentage of the sum of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than:

                  Distribution Date Occurring In                                 Percentage
                 -----------------------------------------------------------------------------------------------
                    November 2007-October 2008                [ ]% for the first month plus an additional 1/12th
                                                              of [ ]% for each month thereafter
                 -----------------------------------------------------------------------------------------------
                                                              [ ]% (or [ ]% if the class certificate balances
                                                              for the Class BF-1, Class BF-2 and Class BF-3
                                                              Certificates have been reduced to zero and no part
                                                              of that reduction was due to the application of
                                                              Realized Losses) for the first month plus an
                                                              additional
                    November 2008-October 2009                1/12th of [ ]% (or 1/12th of [ ]% if the class
                                                              certificate balances for the Class BF-1, Class
                                                              BF-2 and Class BF-3 Certificates have been reduced
                                                              to zero and no part of that reduction was due to
                                                              the application of Realized Losses) for each month
                                                              thereafter
                 -----------------------------------------------------------------------------------------------
                                                              [ ]% (or [ ]% if the class certificate balances
                                                              for the Class BF-1, Class BF-2 and Class BF-3
                                                              Certificates have been reduced to zero and no part
                                                              of that reduction was due to the application of
                                                              Realized Losses) for the first month plus an
                                                              additional
                    November 2009-October 2010                1/12th of [ ]% (or 1/12th of [ ]% if the class
                                                              certificate balances for the Class BF-1, Class
                                                              BF-2 and Class BF-3 Certificates have been reduced
                                                              to zero and no part of that reduction was due to
                                                              the application of Realized Losses) for each month
                                                              thereafter
                 -----------------------------------------------------------------------------------------------
                                                              [ ]% (or [ ]% if the class certificate balances
                                                              for the Class BF-1, Class BF-2 and Class BF-3
                                                              Certificates have been reduced to zero and no part
                                                              of that reduction was due to the application of
                                                              Realized Losses) for the first month plus an
                                                              additional
                    November 2010-October 2011                1/12th of [ ]% (or 1/12th of [ ]% if the class
                                                              certificate balances for the Class BF-1, Class
                                                              BF-2 and Class BF-3 Certificates have been reduced
                                                              to zero and no part of that reduction was due to
                                                              the application of Realized Losses) for each month
                                                              thereafter
                 -----------------------------------------------------------------------------------------------
                                                              [ ]% (or [ ]% if the class certificate balances
                                                              for the Class BF-1, Class BF-2 and Class BF-3
                    November 2011 and thereafter              Certificates have been reduced  to zero and no
                                                              part of that reduction was due to the application
                                                              of Realized Losses).
                 -----------------------------------------------------------------------------------------------

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

Group II Trigger    A "GROUP II TRIGGER EVENT" is in effect on any Distribution
Event:              Date on or after the Group II Stepdown Date, if either (i)
                    the six month rolling average 60+ delinquency percentage for the Group II Mortgage Loans equals or exceeds [ ]% of the current Group II Senior Enhancement Percentage or (ii) cumulative Realized Losses on the Group I Mortgage Loans as a percentage of the sum of the aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than:

                    ----------------------------------------------------------------------------------------------
                    DISTRIBUTION DATE OCCURRING IN                                 PERCENTAGE
                    ----------------------------------------------------------------------------------------------
                    November 2007-October 2008  [ ]% for the first month plus an additional 1/12th of [ ]% for each month thereafter
                    ----------------------------------------------------------------------------------------------
                                                [ ]% (or [ ]% if the class certificate balances for the Class
                                                BV-1, Class BV-2 and Class BV-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional
                    November 2008-October 2009  1/12th of [ ]% (or 1/12th of [ ]% if the class certificate balances for the Class BV-1, Class BV-2 and Class BV-3
                                                Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter
                    ----------------------------------------------------------------------------------------------
                                                [ ]% (or [ ]% if the class certificate balances for the Class
                                                BV-1, Class BV-2 and Class BV-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional
                    November 2009-October 2010  1/12th of [ ]% (or 1/12th of [ ]% if the class certificate balances for the Class BV-1, Class BV-2 and Class BV-3
                                                Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter
                    ----------------------------------------------------------------------------------------------
                                                [ ]% (or [ ]% if the class certificate balances for the Class
                                                BV-1, Class BV-2 and Class BV-3 Certificates have been reduced to zero and no part of that reduction was due to the
                                                application of Realized Losses) for the first month plus an additional
                    November 2010-October 2011  1/12th of [ ]% (or 1/12th of [ ]% if the class certificate balances for the Class BV-1, Class BV-2 and Class BV-3
                                                Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter
                    ----------------------------------------------------------------------------------------------
                                                [ ]% (or [ ]% if the class certificate balances for the Class
                                                BV-1, Class BV-2 and November 2011 Class BV-3 Certificates have been reduced and thereafter to zero and no part of that
                                                reduction was due to the application of Realized Losses).
                    ----------------------------------------------------------------------------------------------

Realized Losses:    If a Mortgage Loan becomes a liquidated loan, the net
                    liquidation proceeds relating thereto may be less than the principal balance of such Mortgage Loan. The amount of such difference is a "REALIZED LOSS." Realized Losses on the Group I Mortgage Loans will, in effect, be absorbed first by the Group I Excess Cashflow and second by the reduction of the Group I Overcollateralization Amount. Following the reduction of the Group I Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class BF-3
                    Certificates, then to the Class BF-2 Certificates, then to the Class BF-1 Certificates, then to the Class MF-6
                    Certificates, then to the Class MF-5 Certificates, then to the Class MF-4 Certificates, then to the Class MF-3
                    Certificates, then to the Class MF-2 Certificates and then to the Class MF-1 Certificates. Realized Losses on the Group
                    II Mortgage Loans will, in effect, be absorbed first by the Group II Excess Cashflow and second by the reduction of the Group II Overcollateralization Amount. Following the reduction of the Group II Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class BV-3
                    Certificates, then to the Class BV-2 Certificates, then to the Class BV-1 Certificates, then to the Class MV-6
                    Certificates, then to the Class MV-5 Certificates, then to the Class MV-4 Certificates, then to the Class MV-3
                    Certificates, then to the Class MV-2 Certificates and then to the Class MV-1 Certificates. Realized Losses will not be allocated to any of the Class A Certificates.

Group I Priority
of Payments:        Group I available funds from the Group I Mortgage Loans will be distributed as follows:

                    1) Interest funds from the Group I Mortgage Loans, as
                       follows:

                           first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the Group I Mortgage Loans,

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                        10

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                    second, monthly and unpaid interest to the Class AF Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan sub group of Group I), third, monthly interest to the Class MF-1 Certificates,

                    fourth, monthly interest to the Class MF-2 Certificates,

                    fifth, monthly interest to the Class MF-3 Certificates,

                    sixth, monthly interest to the Class MF-4 Certificates,

                    seventh, monthly interest to the Class MF-5 Certificates,

                    eighth, monthly interest to the Class MF-6 Certificates,

                    ninth, monthly interest to the Class BF-1 Certificates,

                    tenth, monthly interest to the Class BF-2 Certificates and eleventh, monthly interest to the Class BF-3 Certificates.

         2) Principal funds from the Group I Motgage Loans, as follows: monthly principal to the Class AF Certificates as described under "Group I Principal Paydown," then monthly principal to the Class MF-1 Certificates as described under "Group I Principal Paydown", then monthly principal to the Class MF-2 Certificates as described under "Group I Principal Paydown", then monthly principal to the Class MF-3 Certificates as described under "Group I Principal Paydown", then monthly principal to the Class MF-4 Certificates as described under "Group I Principal Paydown", then monthly principal to the Class MF-5 Certificates as described under "Group I Principal Paydown", then monthly principal to the Class MF-6 Certificates as described under "Group I Principal Paydown", then monthly principal to the Class BF-1 Certificates as described under "Group I Principal Paydown", then monthly principal to the Class BF-2 Certificates as described under "Group I Principal Paydown", and lastly, monthly principal to the Class BF-3 Certificates as described under "Group I Principal Paydown."

         3)  Group I Excess Cashflow as follows in the following order:

             a) any remaining unpaid interest to the Class AF Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan sub group of Group I).

             b) as principal to the Group I Certificates to build or maintain Group I Target O/C as described under "Group I Principal Paydown."

             c) any remaining unpaid interest to the Class AV Certificates pro rata, (after giving effect to distributions pursuant to clause
                  (3)(a) of the "Group II Priority of Payments").

             d) as principal to the Group II Certificates to build or maintain Group II Target O/C as described under "Group II Principal Paydown" (after giving effect to distributions pursuant to clause (3)(b) of the "Group II Priority of Payments").

             e) any previously unpaid interest and any unpaid applied Realized Loss amounts, in that order, first to the Class MF-1 Certificates, second to the Class MF-2 Certificates, third to the Class MF-3 Certificates, fourth to the Class MF-4 to the Certificates, fifth to the Class MF-5 to the Certificates, sixth to the Class MF-6 Certificates, seventh to the Class BF-1 Certificates, eighth to the Class BF-2 Certificates and ninth to the Class BF-3 Certificates.

             f) any previously unpaid interest and any unpaid applied Realized Loss amounts, in that order, (after giving effect to distributions pursuant to clause (3)(e) of the "Group II Priority of Payments") first to the Class MV-1 Certificates, second to the Class MV-2 Certificates, third to the Class MV-3 Certificates, fourth to the Class MV-4 to the Certificates, fifth to the Class MV-5 to the Certificates, sixth to the Class MV-6 Certificates, seventh to the Class BV-1 Certificates, eighth to the Class BV-2 Certificates and ninth to the Class BV-3 Certificates.

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                    4) Any remaining Group I Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Group I Certificates, pro rata based on such unpaid amounts (after taking into account payments from the related Yield Maintenance Agreements, if any).

                    5) Any remaining Group I Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Group II Certificates, pro rata based on such unpaid amounts (after taking into account payments pursuant to clause
                        (4) of the "Group II Priority of Payments").

                    6) Any remaining Group I Excess Cashflow to the Class BF-3 Certificates as principal until its principal balance has been reduced to zero.

                    7) Any remaining Group I Excess Cashflow to the Class BF-2 Certificates as principal until its principal balance has been reduced to zero.

                    8) Any remaining Group I Excess Cashflow to the Class BF-1 Certificates as principal until its principal balance has been reduced to zero.

                    9) Any remaining Group I Excess Cashflow to the Class BV-3, Class BV-2 and Class BV-1 Certificates as principal, in that order, until their principal balances have been reduced to zero (after taking into account payments pursuant to clause (6), (7) and (8) of the "Group II Priority of Payments")

                    10) Any remaining Group I Excess Cashflow to the non-offered certificates (other than the Class BF-1, Class BF-2, Class BF-3, Class BV-1, Class BV-2 and Class BV-3 Certificates) as described in the pooling and servicing agreement.

Group II Priority   Group II available funds from the Group II Mortgage Loans
of Payments:        will be distributed as follows:

                    1) Interest funds from the Group II Mortgage Loans, as follows:

                        first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the Group II Mortgage Loans,

                        second, monthly and unpaid interest to the Class AV Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan sub group of Group II), third, monthly interest to the Class MV-1 Certificates,

                        fourth, monthly interest to the Class MV-2 Certificates,

                        fifth, monthly interest to the Class MV-3 Certificates,

                        sixth, monthly interest to the Class MV-4 Certificates,

                        seventh, monthly interest to the Class MV-5
                        Certificates,

                        eighth, monthly interest to the Class MV-6 Certificates,

                        ninth, monthly interest to the Class BV-1 Certificates,

                        tenth, monthly interest to the Class BV-2 Certificates and eleventh, monthly interest to the Class BV-3
                        Certificates.

                    2) Principal funds from the Group II Motgage Loans, as follows: monthly principal to the Class AV Certificates as described under "Group II Principal Paydown," then monthly principal to the Class MV-1 Certificates as described under "Group II Principal Paydown", then monthly principal to the Class MV-2 Certificates as described under "Group II Principal Paydown", then monthly principal to the Class MV-3 Certificates as described under "Group II Principal Paydown", then monthly principal to the Class MV-4 Certificates as described under "Group II Principal Paydown", then monthly principal to the Class MV-5 Certificates as described under "Group II Principal Paydown", then monthly principal to the Class MV-6

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                         Certificates as described under "Group II Principal Paydown", then monthly principal to the Class BV-1 Certificates as described under "Group II Principal Paydown", then monthly principal to the Class BV-2 Certificates as described under "Group II Principal Paydown", and lastly, monthly principal to the Class BV-3 Certificates as described under "Group II Principal Paydown."

                    3) Group II Excess Cashflow as follows in the following order:

                         a) any remaining unpaid interest to the Class AV Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan sub group of Group II).

                         b) as principal to the Group II Certificates to build or maintain Group II Target O/C as described under "Group II Principal Paydown."

                         c) any remaining unpaid interest to the Class AF Certificates pro rata, (after giving effect to distributions pursuant to clause (3)(a) of the "Group I Priority of Payments").

                         d) as principal to the Group I Certificates to build or maintain Group I Target O/C as described under "Group I Principal Paydown" (after giving effect to distributions pursuant to clause (3)(b) of the "Group I Priority of Payments").

                         e) any previously unpaid interest and any unpaid applied Realized Loss amounts, in that order, first to the Class MV-1 Certificates, second to the Class MV-2 Certificates, third to the Class MV-3 Certificates, fourth to the Class MV-4 to the Certificates, fifth to the Class MV-5 to the Certificates, sixth to the Class MV-6 Certificates, seventh to the Class BV-1 Certificates, eighth to the Class BV-2 Certificates and ninth to the Class BV-3 Certificates.

                         f) any previously unpaid interest and any unpaid applied Realized Loss amounts, in that order, (after giving effect to distributions pursuant to clause (3)(e) of the "Group I Priority of Payments") first to the Class MF-1 Certificates, second to the Class MF-2 Certificates, third to the Class MF-3 Certificates, fourth to the Class MF-4 to the Certificates, fifth to the Class MF-5 to the Certificates, sixth to the Class MF-6 Certificates, seventh to the Class BF-1 Certificates, eighth to the Class BF-2 Certificates and ninth to the Class BF-3 Certificates.

                     4) Any remaining Group II Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Group II Certificates, pro rata based on such unpaid amounts (after taking into account payments from the related Yield Maintenance Agreements, if any).

                     5) Any remaining Group II Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Group I Certificates, pro rata based on such unpaid amounts (after taking into account payments clause (4) of the "Group I Priority of Payments").

                     6) Any remaining Group II Excess Cashflow to the Class BV-3 Certificates as principal until its principal balance has been reduced to zero.

                     7) Any remaining Group II Excess Cashflow to the Class BV-2 Certificates as principal until its principal balance has been reduced to zero.

                     8) Any remaining Group II Excess Cashflow to the Class BV-1 Certificates as principal until its principal balance has been reduced to zero.

                     9) Any remaining Group II Excess Cashflow to the Class BF-3, Class BF-2 and Class BF-1 Certificates as principal, in that order, until their principal balances have been reduced to zero (after taking into account payments pursuant to clause (6), (7) and (8) of the "Group I Priority of Payments")

                     10) Any remaining Group II Excess Cashflow to the
                         non-offered certificates (other than the Class BF-1 Class BF-2, Class BF-3, Class BV-1, Class BV-2 and Class BV-3 Certificates) as described in the pooling and servicing agreement.

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       13

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

Group I Principal   1)   Prior to the Group I Stepdown Date or if a Group I
Paydown:                 Trigger Event is in effect, principal will be paid
                         sequentially to the Group I Certificates in the following order of priority:

                         a) To the Class AF-I Certificates and Class AF-II Certificates generally pro rata based on the principal collected from the related Group I loan group (and to the extent remaining unpaid, from excess principal from the other Group I loan group) until their principal balances have been reduced to zero. Payments to the Class AF-II Certificates will be made sequentially.

                         b) After the Class AF Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class MF-1 Certificates, ii) the Class MF-2 Certificates, iii) the Class MF-3 Certificates, iv) the Class MF-4 Certificates, v) the Class MF-5 Certificates, vi) the Class MF-6 Certificates, vii) the Class BF-1 Certificates, viii) the Class BF-2 Certificates, and then ix) the Class BF-3 Certificates.

                    2) On or after the Group I Stepdown Date and if a Group I Trigger Event is not in effect, the Group I Certificates will be entitled to receive payments of principal in the following order of priority:

                         a) To the Class AF-I Certificates and Class AF-II Certificates generally pro rata based on the principal collected from the related Group I loan group (and to the extent remaining unpaid, from excess principal from the other Group I loan group) an amount equal to the Group I Senior Principal Distribution Amount. Payments to the Class AF-II Certificates will be made sequentially.

                         b) First, to the Class MF-1 Certificates such that the Class MF-1 Certificates will have at least [ ]% credit enhancement, second to the Class MF-2 Certificates such that the Class MF-2 Certificates will have at least [ ]% credit enhancement, third to the Class MF-3 Certificates such that the Class MF-3 Certificates will have at least [ ]% credit enhancement, fourth to the Class MF-4 Certificates such that the Class MF-4 Certificates will have at least [ ]% credit enhancement, fifth to the Class MF-5 Certificates such that the Class MF-5 Certificates will have at least [ ]% credit enhancement, seventh to the Class MF-6 Certificates such that the Class MF-6 Certificates will have at least [ ]% credit enhancement, seventh to the Class BF-1 Certificates such that the Class BF-1 Certificates will have at least [ ]% credit enhancement, eighth to the Class BF-2 Certificates such that the Class BF-2 Certificates will have at least [ ]% credit enhancement, and ninth to the Class BF-3 Certificates such that the Class BF-3 Certificates will have at least [ ]% credit enhancement (subject, in each case, to any overcollateralization floors).

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       14

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

Group II Principal  1)   Prior to the Group II Stepdown Date or if a Group II
Paydown:                 Trigger Event is in effect, principal will be paid
                         sequentially to the Group II Certificates in the following order of priority:

                         a) To the Class AV Certificates generally pro rata based on the principal collected from the related Group II loan group (and to the extent remaining unpaid, from excess principal from the other Group II loan group) until their principal balances have been reduced to zero.

                         b) After the Class AV Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class MV-1 Certificates, ii) the Class MV-2 Certificates, iii) the Class MV-3 Certificates, iv) the Class MV-4 Certificates, v) the Class MV-5 Certificates, vi) the Class MV-6 Certificates, vii) the Class BV-1 Certificates, viii) the Class BV-2 Certificates, and then ix) the Class BV-3 Certificates.

                    2) On or after the Group II Stepdown Date and if a Group II Trigger Event is not in effect, the Group II Certificates will be entitled to receive payments of principal in the following order of priority:

                         a) To the Class AV Certificates generally pro rata based on the principal collected from the related Group II loan group (and to the extent remaining unpaid, from excess principal from the other Group II loan group) an amount equal to the Group II Senior Principal Distribution Amount.

                         b) First, to the Class MV-1 Certificates such that the Class MV-1 Certificates will have at least
                              [ ]% credit enhancement, second to the Class MV-2 Certificates such that the Class MV-2 Certificates will have at least [ ]% credit enhancement, third to the Class MV-3 Certificates such that the Class MV-3 Certificates will have at least [ ]% credit enhancement, fourth to the Class MV-4 Certificates such that the Class MV-4 Certificates will have at least [ ]% credit enhancement, fifth to the Class MV-5 Certificates such that the Class MV-5 Certificates will have at least [ ]% credit enhancement, seventh to the Class MV-6 Certificates such that the Class MV-6 Certificates will have at least [ ]% credit enhancement, seventh to the Class BV-1 Certificates such that the Class BV-1 Certificates will have at least
                              [ ]% credit enhancement, eighth to the Class BV-2 Certificates such that the Class BV-2 Certificates will have at least [ ]% credit enhancement, and ninth to the Class BV-3 Certificates such that the Class BV-3 Certificates will have at least [ ]% credit enhancement (subject, in each case, to any overcollateralization floors).

Group I Senior      With respect to (a) any Distribution Date prior to the Group
Principal           I Stepdown Date or if a Group I Trigger Event is in effect,
Distribution        the lesser of (1) 100% of the Group I principal distribution
Amount:             amount, and (2) the aggregate certificate principal balance of the Class AF Certificates immediately prior to that Distribution Date, and (b) any Distribution Date after the
                    Group I Stepdown Date and on which a Group I Trigger Event is not in effect, the lesser of (1) the Group I principal distribution amount and (2) the excess, if any, of (x) the aggregate certificate principal balance of the Class AF
                    Certificates immediately prior to that Distribution Date over (y) the lesser of (A) [ ]% of the aggregate balance of the Group I Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related due period minus the approximately 0.50% of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date.

Group II Senior     With respect to (a) any Distribution Date prior to the Group
Principal           II Stepdown Date or if a Group II Trigger Event is in
Distribution        effect, the lesser of (1) 100% of the Group II principal
Amount:             distribution amount, and (2) the aggregate certificate
                    principal balance of the Class AV Certificates immediately prior to that Distribution Date, and (b) any Distribution
                    Date after the Group II Stepdown Date and on which a Group
                    II Trigger Event is not in effect, the lesser of (1) the Group II principal distribution amount and (2) the excess, if any, of (x) the aggregate certificate principal balance of the Class AV Certificates immediately prior to that Distribution Date over (y) the lesser of (A) [ ]% of the aggregate balance of the Group II Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Group II Mortgage Loans as of the

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                    last day of the related due period minus the approximately 0.50% of the aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date.

Class AF-II-1       On the Closing Date, the Trustee will enter into a yield
Yield               maintenance agreement with a counterparty (the
Maintenance         "COUNTERPARTY") for the benefit of the Class AF-II-1
Agreement:          Certificates (the "CLASS AF-II-1 YIELD MAINTENANCE
                    AGREEMENT"). The notional amount for the Class AF-II-1 Yield
                    Maintenance Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AF-II-1 Certificates immediately prior to such Distribution Date and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The Class
                    AF-II-1 Yield Maintenance Agreement will terminate after the Distribution Date in [ ]. Any payments received from the Class AF-II-1 Yield Maintenance Agreement will be deposited in the Reserve Fund and distributed to the Class AF-II-1
                    Certificates to pay any related unpaid Net WAC Cap Carryover
                    Amounts. The notional amount (subject to a permitted variance of plus or minus 10%) and Strike Prices (subject to adjustment in respect of permitted variance) relating to the Class AF-II-1 Yield Maintenance Agreement are expected to be determined pursuant to the following schedule:

                            -----------------------------------------------
                              CLASS AF-II-1 YIELD MAINTENANCE AGREEMENT
                                               SCHEDULE
                                           NOTIONAL
                            PERIOD         AMOUNT ($)     STRIKE RATE (%)
                            -----------------------------------------------
                                1        74,140,000.00       5.644%
                                2        72,866,274.91       6.585%
                                3        71,183,146.57       6.373%
                                4        69,091,055.49       6.373%
                                5        66,592,615.20       7.056%
                                6        63,692,993.63       6.373%
                                7        60,395,439.00       6.585%
                                8        56,709,441.60       6.373%
                                9        52,670,959.09       6.585%
                               10        48,348,452.77       6.373%
                               11        44,104,506.03       6.373%
                               12        39,938,034.38       6.585%
                               13        35,847,983.30       6.373%
                               14        31,832,080.10       6.585%
                               15        27,889,738.27       6.373%
                               16        24,018,738.36       6.373%
                               17        20,218,130.18       7.055%
                               18        16,487,911.94       6.372%
                               19        12,824,103.30       6.585%
                               20         9,227,160.92       6.372%
                               21         5,694,989.99       6.585%
                               22         2,227,178.50       6.372%
                            -----------------------------------------------

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       16

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

Non-Offered Group I On the Closing Date, the Trustee will enter into a yield
Subordinate Yield   maintenance agreement with a counterparty (the
Maintenance         "COUNTERPARTY") for the benefit of the Non-Offered Group I
Agreement:          Subordinate Certificates (the "NON-OFFERED GROUP I
                    SUBORDINATE YIELD MAINTENANCE AGREEMENT"). The notional
                    amount for the Non-Offered Group I Subordinate Yield
                    Maintenance Agreement on each Distribution Date will be
                    equal to the lesser of (i) the aggregate balance of the
                    Non-Offered Group I Subordinate Certificates immediately
                    prior to such Distribution Date and (ii) the amount set
                    forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any,
                    accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The
                    Non-Offered Group I Subordinate Yield Maintenance Agreement
                    will terminate after the Distribution Date in [ ]. Any
                    payments received from the Non-Offered Group I Subordinate
                    Yield Maintenance Agreement will be deposited in the Reserve
                    Fund and distributed to the Non-Offered Group I Subordinate
                    Certificates to pay any related unpaid Net WAC Cap Carryover
                    Amounts. The notional amount (subject to a permitted
                    variance of plus or minus 10%) and Strike Prices (subject to adjustment in respect of permitted variance) relating to the
                    Non-Offered Group I Subordinate Yield Maintenance Agreement
                    are expected to be determined pursuant to the following
                    schedule:
--------------------------------------------------------------------------------
                 CLASS AV-II YIELD MAINTENANCE AGREEMENT SCHEDULE
            NOTIONAL     STRIKE RATE                 NOTIONAL      STRIKE RATE
PERIOD       AMOUNT ($)      (%)        PERIOD       AMOUNT ($)         (%)
--------------------------------------------------------------------------------
   1      73,790,000.00     5.64%         52       60,078,395.85       6.37%
   2      73,790,000.00     6.59%         53       59,099,764.12       7.05%
   3      73,790,000.00     6.37%         54       58,139,862.15       6.37%
   4      73,790,000.00     6.37%         55       57,198,336.11       6.58%
   5      73,790,000.00     7.06%         56       56,274,838.84       6.37%
   6      73,790,000.00     6.37%         57       55,369,029.63       6.58%
   7      73,790,000.00     6.59%         58       54,480,574.20       6.37%
   8      73,790,000.00     6.37%         59       53,608,588.60       6.37%
   9      73,790,000.00     6.59%         60       52,749,076.85       6.58%
  10      73,790,000.00     6.37%         61       51,905,084.34       6.37%
  11      73,790,000.00     6.37%         62       51,077,348.74       6.58%
  12      73,790,000.00     6.59%         63       50,265,561.66       6.37%
  13      73,790,000.00     6.37%         64       49,469,420.51       6.37%
  14      73,790,000.00     6.59%         65       48,531,137.02       7.05%
  15      73,790,000.00     6.37%         66       47,533,901.43       6.37%
  16      73,790,000.00     6.37%         67       46,555,903.57       6.58%
  17      73,790,000.00     7.06%         68       45,596,778.13       6.37%
  18      73,790,000.00     6.37%         69       44,656,166.72       6.58%
  19      73,790,000.00     6.59%         70       43,733,717.64       6.37%
  20      73,790,000.00     6.37%         71       42,829,085.83       6.37%
  21      73,790,000.00     6.59%         72       41,941,932.72       6.58%
  22      73,790,000.00     6.37%         73       41,071,926.08       6.37%
  23      73,790,000.00     6.37%         74       40,218,739.95       6.58%
  24      73,790,000.00     6.59%         75       39,382,054.51       6.37%
  25      73,790,000.00     6.37%         76       38,561,555.94       6.37%
  26      73,790,000.00     6.58%         77       37,756,936.33       6.81%
  27      73,790,000.00     6.37%         78       36,967,893.56       6.37%
  28      73,790,000.00     6.37%         79       36,194,131.21       6.58%
  29      73,790,000.00     6.81%         80       35,435,358.43       6.37%
  30      73,790,000.00     6.37%         81       34,691,289.84       6.58%
  31      73,790,000.00     6.58%         82       33,961,645.45       6.37%
  32      73,790,000.00     6.37%         83       33,246,150.52       6.37%
  33      73,790,000.00     6.58%         84       32,544,535.50       6.58%
  34      73,790,000.00     6.37%         85       31,856,535.92       6.37%
  35      73,790,000.00     6.37%         86       31,181,892.29       6.58%
  36      73,790,000.00     6.58%         87       30,520,349.99       6.37%
  37      73,790,000.00     6.37%         88       29,871,659.23       6.37%
  38      73,790,000.00     6.58%         89       29,235,574.91       7.05%
  39      73,790,000.00     6.37%         90       28,611,856.54       6.37%
  40      73,421,303.31     6.37%         91       28,000,268.19       6.58%
  41      72,187,725.11     7.05%         92       27,400,578.37       6.37%
  42      70,977,687.72     6.37%         93       26,812,559.93       6.58%
  43      69,790,747.25     6.58%         94       26,235,990.03       6.37%
  44      68,626,468.13     6.37%         95       25,670,650.04       6.37%
  45      67,484,422.94     6.58%         96       25,116,325.43       6.58%
  46      66,364,192.26     6.37%         97       24,572,805.75       6.37%
  47      65,265,364.50     6.37%         98       24,039,884.48       6.58%
  48      64,187,535.80     6.58%         99       23,517,359.03       6.37%
  49      63,130,309.86     6.37%         100      23,005,030.63       6.37%
  50      62,093,297.76     6.58%         101      22,502,704.26       7.05%
  51      61,076,117.92     6.37%         102          0.00            0.00%
--------------------------------------------------------------------------------

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

Class AV-I Yield    On the Closing Date, the Trustee will enter into a yield
Maintenance         maintenance agreement with a counterparty (the
Agreement:          "COUNTERPARTY") for the benefit of the Class AV-I
                    Certificates (the "CLASS AV-I YIELD MAINTENANCE AGREEMENT").
                    The notional amount for the Class AV-I Yield Maintenance
                    Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AV-I
                    Certificates immediately prior to such Distribution Date and
                    (ii) the amount set forth in the table below. The
                    Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The Class AV-I Yield Maintenance
                    Agreement will terminate after the Distribution Date in [ ].
                    Any payments received from the Class AV-I Yield Maintenance
                    Agreement will be deposited in the Reserve Fund and distributed to the Class AV-I Certificates to pay any related unpaid Net WAC Cap Carryover Amounts. The notional amount (subject to a permitted variance of plus or minus
                    10%) and Strike Prices (subject to adjustment in respect of permitted variance) relating to the Class AV-I Yield
                    Maintenance Agreement are expected to be determined pursuant to the following schedule:

                    ----------------------------------------------------
                            CLASS AV-I YIELD MAINTENANCE AGREEMENT
                                           SCHEDULE
                                      NOTIONAL
                      PERIOD          AMOUNT ($)        STRIKE RATE (%)
                    ----------------------------------------------------
                        1          160,250,000.00           5.689%
                        2          154,287,315.85           6.637%
                        3          148,488,000.26           6.423%
                        4          142,847,589.21           6.423%
                        5          137,361,740.32           7.111%
                        6          132,026,229.55           6.423%
                        7          126,836,947.96           6.637%
                        8          121,789,898.61           6.423%
                        9          116,881,193.45           6.637%
                        10         112,107,050.46           6.423%
                        11         107,463,790.67           6.423%
                        12         102,947,835.41           6.637%
                        13          98,555,703.57           6.422%
                        14          94,284,008.93           6.636%
                        15          90,129,457.60           6.422%
                        16          86,088,845.50           6.422%
                        17          82,159,055.92           7.110%
                        18          78,337,057.14           6.422%
                        19          74,619,900.11           6.636%
                        20          71,004,716.21           6.422%
                        21          67,488,715.05           6.636%
                        22          64,069,182.37           6.422%
                        23          60,743,477.93           8.603%
                        24          57,527,615.85           8.994%
                        25          54,401,290.73           8.704%
                        26          51,360,022.50           8.994%
                        27          48,401,494.55           8.704%
                        28          45,523,453.13           8.704%
                        29          42,723,705.68          10.113%
                        30          40,003,968.02           9.495%
                        31          37,327,190.94           9.811%
                        32          34,618,313.87           9.495%
                        33          31,980,222.05           9.812%
                        34          29,411,588.12           9.495%
                    ----------------------------------------------------

               F R I E D M A N     B I L L I N G S     R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

Class AV-II Yield
Maintenance
Agreement:

 On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty (the "COUNTERPARTY") for the benefit of the Class AV-II Certificates (the "CLASS AV-II YIELD MAINTENANCE AGREEMENT"). The notional amount for the Class AV-II Yield Maintenance Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AV-II Certificates immediately prior to such Distribution Date and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The Class AV-II Yield Maintenance Agreement will terminate after the Distribution Date in [ ]. Any payments received from the Class AV-II Yield Maintenance Agreement will be deposited in the Reserve Fund and distributed to the Class AV-II Certificates to pay any related unpaid Net WAC Cap Carryover Amounts. The notional amount (subject to a permitted variance of plus or minus 10%) and Strike Prices (subject to adjustment in respect of permitted variance) relating to the Class AV-II Yield Maintenance Agreement are expected to be determined pursuant to the following schedule:

---------------------------------------------------------------------------------------------
                   CLASS AV-II YIELD MAINTENANCE AGREEMENT SCHEDULE
                 NOTIONAL                                    NOTIONAL
    PERIOD      AMOUNT ($)    STRIKE RATE (%)    PERIOD     AMOUNT ($)     STRIKE RATE (%)
---------------------------------------------------------------------------------------------
      1       166,809,000.00      5.567%           21     68,438,152.54        6.494%
      2       160,487,929.47      6.495%           22     64,810,062.22        6.284%
      3       154,339,809.11      6.285%           23     61,281,362.75        8.195%
      4       148,359,917.77      6.285%           24     57,862,731.63        8.664%
      5       142,543,662.84      6.959%           25     54,540,300.79        8.385%
      6       136,886,576.78      6.285%           26     51,308,233.86        8.664%
      7       131,384,313.70      6.495%           27     48,164,069.80        8.385%
      8       126,032,646.08      6.285%           28     45,105,414.41        8.385%
      9       120,827,461.51      6.495%           29     42,129,938.48        9.708%
      10      115,764,759.60      6.285%           30     39,238,373.35        9.147%
      11      110,840,648.91      6.285%           31     36,395,472.19        9.452%
      12      106,051,343.99      6.494%           32     33,528,447.29        9.147%
      13      101,393,162.53      6.285%           33     30,737,461.97        9.453%
      14       96,862,522.51      6.494%           34     28,021,149.85        9.148%
      15       92,455,939.50      6.285%           35     25,376,934.72       10.316%
      16       88,170,024.01      6.285%           36           -              0.000%
      17       84,001,478.88      6.958%           37     20,307,828.60       10.407%
      18       79,947,096.81      6.284%           38           -              0.000%
      19       76,003,757.87      6.494%           39     20,307,828.60       10.408%
      20       72,168,427.18      6.284%           40     20,307,828.60       10.408%
---------------------------------------------------------------------------------------------



      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

Group II
Subordinate
Maintenance

Yield On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty (the "COUNTERPARTY") for the benefit of the Group II Subordinate Certificates (the "GROUP II SUBORDINATE YIELD MAINTENANCE AGREEMENT"). The notional amount for the Group II Subordinate Yield Maintenance Agreement Agreement: on each Distribution Date will be equal to the lesser of
(i) the aggregate balance of the Group II Subordinate Certificates immediately prior to such Distribution Date and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The Group II Subordinate Yield Maintenance Agreement will terminate after the Distribution Date in [ ]. Any payments received from the Group II Subordinate Yield Maintenance Agreement will be deposited in the Reserve Fund and distributed to the Group II Subordinate Certificates to pay any related unpaid Net WAC Cap Carryover Amounts. The notional amount (subject to a permitted variance of plus or minus 10%) and Strike Prices (subject to adjustment in respect of p ermitted variance) relating to the Group II Subordinate Yield Maintenance Agreement are expected to be determined pursuant to the following schedule:


---------------------------------------------------------------------------------------------------
                     GROUP II SUBORDINATE YIELD MAINTENANCE AGREEMENT SCHEDULE
                 NOTIONAL                                       NOTIONAL
    PERIOD      AMOUNT ($)   STRIKE RATE (%)    PERIOD         AMOUNT ($)          STRIKE RATE (%)
---------------------------------------------------------------------------------------------------
      1       119,132,000.00      5.567%          21               119,132,000.00      6.494%
      2       119,132,000.00      6.495%          22               119,132,000.00      6.284%
      3       119,132,000.00      6.285%          23               119,132,000.00      8.195%
      4       119,132,000.00      6.285%          24               119,132,000.00      8.664%
      5       119,132,000.00      6.959%          25               119,132,000.00      8.385%
      6       119,132,000.00      6.285%          26               119,132,000.00      8.664%
      7       119,132,000.00      6.495%          27               119,132,000.00      8.385%
      8       119,132,000.00      6.285%          28               119,132,000.00      8.385%
      9       119,132,000.00      6.495%          29               119,132,000.00      9.708%
      10      119,132,000.00      6.285%          30               119,132,000.00      9.147%
      11      119,132,000.00      6.285%          31               119,132,000.00      9.452%
      12      119,132,000.00      6.494%          32               119,132,000.00      9.147%
      13      119,132,000.00      6.285%          33               119,132,000.00      9.453%
      14      119,132,000.00      6.494%          34               119,132,000.00      9.148%
      15      119,132,000.00      6.285%          35               119,132,000.00     10.316%
      16      119,132,000.00      6.285%          36                            -      0.000%
      17      119,132,000.00      6.958%          37               119,132,000.00     10.407%
      18      119,132,000.00      6.284%          38                            -      0.000%
      19      119,132,000.00      6.494%          39               110,132,313.10     10.408%
      20      119,132,000.00      6.284%          40               105,904,927.00     10.408%
---------------------------------------------------------------------------------------------------






      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------



----------------------------------------------------
             CLASS AF-II-1 NET WAC CAP
                 CLASS AF-II-1    CLASS AF-II-1
                    NET WAC       EFFECTIVE NET
     PERIOD        CAP(1)(3)     WAC CAP(1)(2)(3)
----------------------------------------------------
       1            5.644%           10.500%
       2            6.585%           10.500%
       3            6.373%           10.500%
       4            6.373%           10.500%
       5            7.056%           10.500%
       6            6.373%           10.500%
       7            6.585%           10.500%
       8            6.373%           10.500%
       9            6.585%           10.500%
       10           6.373%           10.500%
       11           6.373%           10.500%
       12           6.585%           10.500%
       13           6.373%           10.500%
       14           6.585%           10.500%
       15           6.373%           10.500%
       16           6.373%           10.500%
       17           7.055%           10.500%
       18           6.372%           10.500%
       19           6.585%           10.500%
       20           6.372%           10.500%
       21           6.585%           10.500%
       22           6.372%           10.500%
----------------------------------------------------

(1)   Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.

(2) Assumes payments are received from the related yield maintenance agreement.

(3)   Assumes the Pricing Prepayment Speed to call.





      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------
                                             CLASS AV-I NET WAC CAP

                          CLASS AV-I
             CLASS AV-I   EFFECTIVE                            CLASS AV-I                           CLASS AV-I
                             NET                  CLASS AV-I  EFFECTIVE NET          CLASS AV-I   EFFECTIVE NET
               NET WAC       WAC                   NET WAC         WAC                 NET WAC         WAC
   PERIOD     CAP(1)(3)  CAP(1)(2)(3)   PERIOD    CAP(1)(3)   CAP(1)(2)(3)   PERIOD   CAP(1)(3)    CAP(1)(2)(3)
-------------------------------------------------------------------------------------------------------------------
     1         5.689%      10.500%        35       10.742%       10.742%       69      13.121%       13.121%
     2         6.637%      10.500%        36       11.168%       11.168%       70      12.698%       12.698%
     3         6.423%      10.500%        37       10.807%       10.807%       71      12.717%       12.717%
     4         6.423%      10.500%        38       11.168%       11.168%       72      13.155%       13.155%
     5         7.111%      10.500%        39       10.808%       10.808%       73      12.733%       12.733%
     6         6.423%      10.500%        40       10.808%       10.808%       74      13.158%       13.158%
     7         6.637%      10.500%        41       12.994%       12.994%       75      12.733%       12.733%
     8         6.423%      10.500%        42       11.781%       11.781%       76      12.733%       12.733%
     9         6.637%      10.500%        43       12.173%       12.173%       77      13.623%       13.623%
     10        6.423%      10.500%        44       11.781%       11.781%       78      12.755%       12.755%
     11        6.423%      10.500%        45       12.174%       12.174%       79      13.180%       13.180%
     12        6.637%      10.500%        46       11.781%       11.781%       80      12.755%       12.755%
     13        6.422%      10.500%        47       12.330%       12.330%       81      13.180%       13.180%
     14        6.636%      10.500%        48       12.753%       12.753%       82      12.755%       12.755%
     15        6.422%      10.500%        49       12.342%       12.342%       83      12.755%       12.755%
     16        6.422%      10.500%        50       12.753%       12.753%       84      13.186%       13.186%
     17        7.110%      10.500%        51       12.342%       12.342%       85      12.760%       12.760%
     18        6.422%      10.500%        52       12.342%       12.342%       86      13.186%       13.186%
     19        6.636%      10.500%        53       13.871%       13.871%       87      12.760%       12.760%
     20        6.422%      10.500%        54       12.539%       12.539%       88      12.760%       12.760%
     21        6.636%      10.500%        55       12.957%       12.957%       89      14.127%       14.127%
     22        6.422%      10.500%        56       12.539%       12.539%       90      12.765%       12.765%
     23        8.603%      10.500%        57       12.957%       12.957%       91      13.191%       13.191%
     24        8.994%      10.500%        58       12.539%       12.539%       92      12.765%       12.765%
     25        8.704%      10.500%        59       12.615%       12.615%       93      13.191%       13.191%
     26        8.994%      10.500%        60       13.076%       13.076%       94      12.766%       12.766%
     27        8.704%      10.500%        61       12.660%       12.660%       95      12.766%       12.766%
     28        8.704%      10.500%        62       13.082%       13.082%       96      13.194%       13.194%
     29       10.113%      10.500%        63       12.660%       12.660%       97      12.768%       12.768%
     30        9.495%      10.500%        64       12.660%       12.660%       98      13.194%       13.194%
     31        9.811%      10.500%        65       14.040%       14.040%       99      12.768%       12.768%
     32        9.495%      10.500%        66       12.695%       12.695%      100      12.768%       12.768%
     33        9.812%      10.500%        67       13.121%       13.121%      101      14.136%       14.136%
     34        9.495%      10.500%        68       12.698%       12.698%
-----------------------------------------------------------------------------------------------------------------

(1)   Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.

(2) Assumes payments are received from the related yield maintenance agreement.

(3)   Assumes the Pricing Prepayment Speed to call.



      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                            CLASS AV-II NET WAC CAP

                         CLASS AV-II
                          EFFECTIVE                          CLASS AV-II                          CLASS AV-II
                             NET                            EFFECTIVE NET                        EFFECTIVE NET
            GROUP II NET     WAC               GROUP II NET      WAC               GROUP II NET       WAC
  PERIOD   WAC CAP(1)(3) CAP(1)(2)(3) PERIOD  WAC CAP(1)(3)  CAP(1)(2)(3)  PERIOD WAC CAP(1)(3)   CAP(1)(2)(3)
-----------------------------------------------------------------------------------------------------------------
     1         5.567%      10.500%      35       10.316%       10.500%       69      12.812%        12.812%
     2         6.495%      10.500%      36       10.754%       10.754%       70      12.399%        12.399%
     3         6.285%      10.500%      37       10.407%       10.500%       71      12.402%        12.402%
     4         6.285%      10.500%      38       10.754%       10.754%       72      12.933%        12.933%
     5         6.959%      10.500%      39       10.408%       10.500%       73      12.516%        12.516%
     6         6.285%      10.500%      40       10.408%       10.500%       74      12.933%        12.933%
     7         6.495%      10.500%      41       12.485%       12.485%       75      12.516%        12.516%
     8         6.285%      10.500%      42       11.350%       11.350%       76      12.516%        12.516%
     9         6.495%      10.500%      43       11.729%       11.729%       77      13.382%        13.382%
    10         6.285%      10.500%      44       11.351%       11.351%       78      12.574%        12.574%
    11         6.285%      10.500%      45       11.729%       11.729%       79      12.993%        12.993%
    12         6.494%      10.500%      46       11.351%       11.351%       80      12.574%        12.574%
    13         6.285%      10.500%      47       11.749%       11.749%       81      12.993%        12.993%
    14         6.494%      10.500%      48       12.168%       12.168%       82      12.574%        12.574%
    15         6.285%      10.500%      49       11.776%       11.776%       83      12.574%        12.574%
    16         6.285%      10.500%      50       12.169%       12.169%       84      13.007%        13.007%
    17         6.958%      10.500%      51       11.777%       11.777%       85      12.587%        12.587%
    18         6.284%      10.500%      52       11.777%       11.777%       86      13.007%        13.007%
    19         6.494%      10.500%      53       13.233%       13.233%       87      12.587%        12.587%
    20         6.284%      10.500%      54       11.962%       11.962%       88      12.587%        12.587%
    21         6.494%      10.500%      55       12.361%       12.361%       89      13.936%        13.936%
    22         6.284%      10.500%      56       11.962%       11.962%       90      12.601%        12.601%
    23         8.195%      10.500%      57       12.361%       12.361%       91      13.021%        13.021%
    24         8.664%      10.500%      58       11.963%       11.963%       92      12.601%        12.601%
    25         8.385%      10.500%      59       11.999%       11.999%       93      13.021%        13.021%
    26         8.664%      10.500%      60       12.687%       12.687%       94      12.601%        12.601%
    27         8.385%      10.500%      61       12.278%       12.278%       95      12.601%        12.601%
    28         8.385%      10.500%      62       12.687%       12.687%       96      13.023%        13.023%
    29         9.708%      10.500%      63       12.278%       12.278%       97      12.603%        12.603%
    30         9.147%      10.500%      64       12.278%       12.278%       98      13.023%        13.023%
    31         9.452%      10.500%      65       13.597%       13.597%       99      12.603%        12.603%
    32         9.147%      10.500%      66       12.399%       12.399%      100      12.603%        12.603%
    33         9.453%      10.500%      67       12.812%       12.812%      101      13.954%        13.954%
    34         9.148%      10.500%      68       12.399%       12.399%
-----------------------------------------------------------------------------------------------------------------


(1)   Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.

(2) Assumes payments are received from the related yield maintenance agreement.

(3)   Assumes the Pricing Prepayment Speed to call.



      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                      GROUP II SUBORDINATE NET WAC CAP

                            GROUP II                           GROUP II                              GROUP II
              GROUP II    SUBORDINATE             GROUP II    SUBORDINATE             GROUP II     SUBORDINATE
             SUBORDINATE EFFECTIVE NET           SUBORDINATE EFFECTIVE NET           SUBORDINATE  EFFECTIVE NET
               NET WAC        WAC                  NET WAC        WAC                  NET WAC         WAC
   PERIOD     CAP(1)(3)   CAP(1)(2)(3)  PERIOD    CAP(1)(3)  CAP(1)(2)(3)   PERIOD    CAP(1)(3)    CAP(1)(2)(3)
-----------------------------------------------------------------------------------------------------------------
     1         5.567%       10.500%       35       10.316%      10.500%       69       12.812%       12.812%
     2         6.495%       10.500%       36       10.754%      10.754%       70       12.399%       12.399%
     3         6.285%       10.500%       37       10.407%      10.500%       71       12.402%       12.402%
     4         6.285%       10.500%       38       10.754%      10.754%       72       12.933%       12.933%
     5         6.959%       10.500%       39       10.408%      10.500%       73       12.516%       12.516%
     6         6.285%       10.500%       40       10.408%      10.500%       74       12.933%       12.933%
     7         6.495%       10.500%       41       12.485%      12.485%       75       12.516%       12.516%
     8         6.285%       10.500%       42       11.350%      11.350%       76       12.516%       12.516%
     9         6.495%       10.500%       43       11.729%      11.729%       77       13.382%       13.382%
     10        6.285%       10.500%       44       11.351%      11.351%       78       12.574%       12.574%
     11        6.285%       10.500%       45       11.729%      11.729%       79       12.993%       12.993%
     12        6.494%       10.500%       46       11.351%      11.351%       80       12.574%       12.574%
     13        6.285%       10.500%       47       11.749%      11.749%       81       12.993%       12.993%
     14        6.494%       10.500%       48       12.168%      12.168%       82       12.574%       12.574%
     15        6.285%       10.500%       49       11.776%      11.776%       83       12.574%       12.574%
     16        6.285%       10.500%       50       12.169%      12.169%       84       13.007%       13.007%
     17        6.958%       10.500%       51       11.777%      11.777%       85       12.587%       12.587%
     18        6.284%       10.500%       52       11.777%      11.777%       86       13.007%       13.007%
     19        6.494%       10.500%       53       13.233%      13.233%       87       12.587%       12.587%
     20        6.284%       10.500%       54       11.962%      11.962%       88       12.587%       12.587%
     21        6.494%       10.500%       55       12.361%      12.361%       89       13.936%       13.936%
     22        6.284%       10.500%       56       11.962%      11.962%       90       12.601%       12.601%
     23        8.195%       10.500%       57       12.361%      12.361%       91       13.021%       13.021%
     24        8.664%       10.500%       58       11.963%      11.963%       92       12.601%       12.601%
     25        8.385%       10.500%       59       11.999%      11.999%       93       13.021%       13.021%
     26        8.664%       10.500%       60       12.687%      12.687%       94       12.601%       12.601%
     27        8.385%       10.500%       61       12.278%      12.278%       95       12.601%       12.601%
     28        8.385%       10.500%       62       12.687%      12.687%       96       13.023%       13.023%
     29        9.708%       10.500%       63       12.278%      12.278%       97       12.603%       12.603%
     30        9.147%       10.500%       64       12.278%      12.278%       98       13.023%       13.023%
     31        9.452%       10.500%       65       13.597%      13.597%       99       12.603%       12.603%
     32        9.147%       10.500%       66       12.399%      12.399%      100       12.603%       12.603%
     33        9.453%       10.500%       67       12.812%      12.812%      101
     34        9.148%       10.500%       68       12.399%      12.399%

(1)   Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.

(2) Assumes payments are received from the related yield maintenance agreement.

(3)   Assumes the Pricing Prepayment Speed to call.



      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------------------
                                                  GROUP I EXCESS SPREAD(1)(2)
                FWD 1        FWD 6                                            FWD 1       FWD 6
                MONTH        MONTH       STATIC       FORWARD                 MONTH       MONTH       STATIC        FORWARD
   PERIOD      LIBOR %      LIBOR %     LIBOR (%)    LIBOR (%)    PERIOD     LIBOR %     LIBOR %     LIBOR (%)     LIBOR (%)
-------------------------------------------------------------------------------------------------------------------------------
     1          3.9354       4.2900      1.4291       1.4291        51    4.6813          4.7277      1.7677         1.7675
     2          4.0816       4.3840      1.5759       1.5431        52    4.6859          4.7305      1.7660         1.7660
     3          4.2842       4.4619      1.5465       1.4732        53    4.6888          4.7330      1.7654         1.7654
     4          4.3014       4.5131      1.5482       1.4727        54    4.6909          4.7358      1.7647         1.7647
     5          4.4039       4.5595      1.6406       1.5471        55    4.6948          4.7392      1.7641         1.7641
     6          4.5363       4.5904      1.5489       1.4336        56    4.6980          4.7511      1.7634         1.7634
     7          4.4601       4.6072      1.5763       1.4734        57    4.7010          4.7648      1.7627         1.7627
     8          4.5528       4.6128      1.5452       1.4354        58    4.7034          4.7763      1.7620         1.7620
     9          4.5827       4.6015      1.5683       1.4542        59    4.7064          4.7908      1.7613         1.7613
     10         4.5520       4.5876      1.5407       1.4387        60    4.7091          4.8028      1.7607         1.7606
     11         4.6015       4.5823      1.5444       1.4332        61    4.7106          4.8145      1.7600         1.7600
     12         4.6124       4.5678      1.5706       1.4507        62    4.7130          4.8181      1.7593         1.7593
     13         4.4786       4.5495      1.5525       1.4559        63    4.7145          4.8214      1.7586         1.7586
     14         4.4886       4.5603      1.5757       1.4748        64    4.7174          4.8244      1.7579         1.7579
     15         4.4989       4.5696      1.5605       1.4690        65    4.7192          4.8273      1.7572         1.7571
     16         4.5086       4.5797      1.5582       1.4758        66    4.7201          4.8299      1.7564         1.7564
     17         4.5173       4.5894      1.6012       1.5190        67    4.7235          4.8335      1.7557         1.7556
     18         4.5255       4.5986      1.5547       1.4924        68    4.7245          4.8267      1.7549         1.7549
     19         4.5352       4.6093      1.5642       1.4943        69    4.7263          4.8195      1.7541         1.7541
     20         4.5439       4.6115      1.5508       1.4951        70    4.7283          4.8120      1.7533         1.7533
     21         4.5538       4.6137      1.5567       1.4987        71    4.7295          4.8052      1.7547         1.7550
     22         4.5619       4.6155      1.5467       1.5038        72    4.7309          4.7966      1.7566         1.7568
     23         4.5701       4.6161      1.5510       1.5094        73    4.7850          4.7876      1.7584         1.7587
     24         4.5789       4.6163      1.5636       1.5127        74    4.7876          4.7889      1.7603         1.7606
     25         4.5469       4.6151      1.5658       1.5224        75    4.7890          4.7894      1.7623         1.7626
     26         4.5522       4.6204      1.5784       1.5259        76    4.7914          4.7904      1.7643         1.7645
     27         4.5572       4.6254      1.5820       1.5367        77    4.7933          4.7908      1.7663         1.7666
     28         4.5622       4.6311      1.5910       1.5448        78    4.7945          4.7914      1.7683         1.7686
     29         4.5676       4.6355      1.6094       1.5496        79    4.7968          4.7931      1.7705         1.7708
     30         4.5711       4.6404      1.6100       1.5617        80    4.7981          4.8093      1.7726         1.7729
     31         4.5759       4.6457      1.6237       1.5669        81    4.8007          4.8273      1.7748         1.7751
     32         4.5799       4.6454      1.6298       1.5795        82    4.8012          4.8464      1.7771         1.7774
     33         4.5844       4.6458      1.6437       1.5849        83    4.8028          4.8645      1.7793         1.7797
     34         4.5883       4.6442      1.6507       1.5981        84    4.8044          4.8828      1.7817         1.7820
     35         4.5933       4.6435      1.6615       1.6078        85    4.8552          4.9025      1.7831         1.7831
     36         4.5961       4.6427      1.6755       1.6138        86    4.8572          4.9038      1.7831         1.7831
     37         4.5885       4.6397      1.6840       1.6279        87    4.8590          4.9049      1.7831         1.7831
     38         4.5923       4.6423      1.6981       1.6343        88    4.8606          4.9066      1.7831         1.7831
     39         4.5948       4.6450      1.7076       1.6491        89    4.8628          4.9073      1.7831         1.7831
     40         4.5979       4.6472      1.7733       1.6620        90    4.8626          4.9084      1.7831         1.7831
     41         4.6008       4.6493      1.7868       1.6795        91    4.8649          4.9107      1.7831         1.7831
     42         4.6026       4.6517      1.7851       1.7098        92    4.8657          4.9219      1.7831         1.7831
     43         4.6060       4.6548      1.7833       1.7740        93    4.8675          4.9347      1.7831         1.7831
     44         4.6092       4.6648      1.7815       1.7814        94    4.8679          4.9476      1.7831         1.7831
     45         4.6112       4.6767      1.7796       1.7795        95    4.8691          4.9596      1.7831         1.7831
     46         4.6130       4.6869      1.7777       1.7776        96    4.8700          4.9735      1.7830         1.7830
     47         4.6159       4.6986      1.7758       1.7757        97    4.9282          4.9847      1.7830         1.7830
     48         4.6195       4.7110      1.7738       1.7737        98    4.9307          4.9858      1.7830         1.7830
     49         4.6740       4.7210      1.7718       1.7717        99    4.9313          4.9865      1.7830         1.7830
     50         4.6780       4.7245      1.7698       1.7696       100    4.9324          4.9879      1.7830         1.7830
-------------------------------------------------------------------------------------------------------------------------------

(1)   Assumes the Pricing Prepayment Speed to call.

(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates, Class BF-1, Class BF-2 and Class BF-3 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period, and (c) multiplied by 12.




      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                  GROUP II EXCESS SPREAD(1)(2)
                FWD 1        FWD 6                                            FWD 1       FWD 6
                MONTH        MONTH       STATIC       FORWARD                 MONTH       MONTH       STATIC        FORWARD
   PERIOD      LIBOR %      LIBOR %     LIBOR (%)    LIBOR (%)    PERIOD     LIBOR %     LIBOR %     LIBOR (%)     LIBOR (%)
-----------------------------------------------------------------------------------------------------------------------------
     1          3.9354       4.2900      1.4378       6.0372        51       4.6813       4.7277      1.4378         5.7601
     2          4.0816       4.3840      2.1303       6.0393        52       4.6859       4.7305      1.9843         5.7582
     3          4.2842       4.4619      1.9841       6.4241        53       4.6888       4.7330      1.6402         6.2350
     4          4.3014       4.5131      1.9851       6.0439        54       4.6909       4.7358      1.6243         5.7903
     5          4.4039       4.5595      2.4291       6.1736        55       4.6948       4.7392      1.9915         5.9383
     6          4.5363       4.5904      1.9888       6.0487        56       4.6980       4.7511      1.4037         5.7889
     7          4.4601       4.6072      2.1375       6.1784        57       4.7010       4.7648      1.6256         5.9378
     8          4.5528       4.6128      1.9917       6.0538        58       4.7034       4.7763      1.3908         5.7892
     9          4.5827       4.6015      2.1404       6.0854        59       4.7064       4.7908      1.5146         5.8687
     10         4.5520       4.5876      1.9917       6.3752        60       4.7091       4.8028      1.3938         6.1829
     11         4.6015       4.5823      1.9855       6.2509        61       4.7106       4.8145      1.3492         6.0352
     12         4.6124       4.5678      2.1270       6.3780        62       4.7130       4.8181      1.4895         6.1823
     13         4.4786       4.5495      1.9726       6.2510        63       4.7145       4.8214      1.4593         6.0318
     14         4.4886       4.5603      2.1141       6.2510        64       4.7174       4.8244      1.5920         6.0293
     15         4.4989       4.5696      1.9589       6.6370        65       4.7192       4.8273      1.4300         6.5170
     16         4.5086       4.5797      1.9626       6.3045        66       4.7201       4.8299      1.4157         6.1337
     17         4.5173       4.5894      2.4111       6.4327        67       4.7235       4.8335      1.8594         6.2816
     18         4.5255       4.5986      1.9726       6.3057        68       4.7245       4.8267      1.3890         6.1312
     19         4.5352       4.6093      2.1246       6.4327        69       4.7263       4.8195      1.5280         6.2792
     20         4.5439       4.6115      1.9817       6.3058        70       4.7283       4.8120      1.3771         6.1279
     21         4.5538       4.6137      2.1338       6.3059        71       4.7295       4.8052      1.5154         6.1082
     22         4.5619       4.6155      1.9915       6.4398        72       4.7309       4.7966      1.3660         6.2712
     23         4.5701       4.6161      4.1062       6.3128        73       4.7850       4.7876      3.4119         6.0739
     24         4.5789       4.6163      4.4211       6.4399        74       4.7876       4.7889      3.7378         6.2230
     25         4.5469       4.6151      4.2932       6.3129        75       4.7890       4.7894      3.6161         6.0705
     26         4.5522       4.6204      4.4574       6.3129        76       4.7914       4.7904      3.7942         6.0684
     27         4.5572       4.6254      4.3320       6.5670        77       4.7933       4.7908      3.6388         6.3569
     28         4.5622       4.6311      4.3520       6.3130        78       4.7945       4.7914      3.6507         6.0540
     29         4.5676       4.6355      5.1372       6.4400        79       4.7968       4.7931      4.6852         6.2036
     30         4.5711       4.6404      4.9131       6.3131        80       4.7981       4.8093      4.4221         6.0509
     31         4.5759       4.6457      5.0802       6.4401        81       4.8007       4.8273      4.6061         6.2003
     32         4.5799       4.6454      4.9649       6.3131        82       4.8012       4.8464      4.4621         6.0482
     33         4.5844       4.6458      5.1321       6.3132        83       4.8028       4.8645      4.6467         6.1120
     34         4.5883       4.6442      5.0203       6.4402        84       4.8044       4.8828      4.5059         6.2729
     35         4.5933       4.6435      5.5448       6.3132        85       4.8552       4.9025      5.0628         6.0763
     36         4.5961       4.6427      5.7449       6.4403        86       4.8572       4.9038      5.2891         6.2279
     37         4.5885       4.6397      5.6417       6.3133        87       4.8590       4.9049      5.1675         6.0731
     38         4.5923       4.6423      5.8669       6.3134        88       4.8606       4.9066      5.4119         6.0717
     39         4.5948       4.6450      5.8294       6.6944        89       4.8628       4.9073      5.3466         6.5680
     40         4.5979       4.6472      5.8541       6.3134        90       4.8626       4.9084      5.4304         6.1108
     41         4.6008       4.6493      6.3725       6.4405        91       4.8649       4.9107      6.1079         6.2623
     42         4.6026       4.6517      6.0028       6.3135        92       4.8657       4.9219      5.7250         6.1081
     43         4.6060       4.6548      6.1356       6.4406        93       4.8675       4.9347      5.8739         6.2602
     44         4.6092       4.6648      6.0114       6.3136        94       4.8679       4.9476      5.7278         6.1063
     45         4.6112       4.6767      6.1440       6.3137        95       4.8691       4.9596      5.8779         6.1515
     46         4.6130       4.6869      6.0203       6.4407        96       4.8700       4.9735      5.7333         6.3119
     47         4.6159       4.6986      6.0270       6.3138        97       4.9282       4.9847      5.8020         6.1069
     48         4.6195       4.7110      6.1588       6.4408        98       4.9307       4.9858      5.9558         6.2601
     49         4.6740       4.7210      6.0330       6.3139        99       4.9313       4.9865      5.7623         6.1042
     50         4.6780       4.7245      6.1627       6.3139       100       4.9324       4.9879      5.9097         6.1033


(3)   Assumes the Pricing Prepayment Speed to call.

(4) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates, Class BV-1, Class BV-2 and Class BV-3 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period, and (c) multiplied by 12.

(5)


      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                    BREAKEVEN LOSSES

                                                          STATIC LIBOR                           FORWARD LIBOR
                                                  -------------------------------        --------------------------------
                                                                       CUMULATIVE                            CUMULATIVE
    CLASS         MOODY'S          S&P            BREAK CDR(1)          LOSSES(2)        BREAK CDR(1)        LOSSES(2)
-------------------------------------------------------------------------------------------------------------------------
MF-1                                                 15.39               17.61%             14.69              17.09%
MF-2                                                  9.53               12.66%              9.00              12.13%
MF-3                                                  8.29               11.40%              7.79              10.87%
MF-4                                                  7.26               10.29%              6.71               9.66%
MF-5                                                  6.69                9.64%              6.09               8.93%
MF-6                                                  6.31                9.19%              5.73               8.50%

MV-1                                                 37.82               23.42%             36.58              23.01%
MV-2                                                 24.00               18.05%             22.97              17.56%
MV-3                                                 21.16               16.65%             20.17              16.14%
MV-4                                                 18.25               15.08%             17.32              14.55%
MV-5                                                 16.36               13.98%             15.45              13.42%
MV-6                                                 14.48               12.80%             13.60              12.22%
-------------------------------------------------------------------------------------------------------------------------

(1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.

(2) As a percentage of the Cut-Off Date balance of the Mortgage Loans in the related loan group.

ASSUMPTIONS:
40% Loss Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans



      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                            GROUP I BOND SUMMARY - TO CALL
-----------------------------------------------------------------------------------------------------------------
CLASS AF-I
PREPAY SPEED                           50 PPC            75 PPC         100 PPC        125 PPC          150 PPC
WAL (yrs)                                7.68             5.42           4.11            3.29             2.67
Modified Duration (yrs)                  5.63             4.31           3.43            2.83             2.36
Principal Window (mths)                1 - 191          1 - 134         1 - 100         1 - 79           1 - 64

CLASS AF-II-1
PREPAY SPEED                            50 PPC           75 PPC         100 PPC        125 PPC          150 PPC
WAL (yrs)                                1.65             1.22           1.00            0.86             0.77
Modified Duration (yrs)                  1.57             1.18           0.97            0.84             0.75
Principal Window (mths)                 1 - 40           1 - 28         1 - 22          1 - 18           1 - 16

CLASS AF-II-2
PREPAY SPEED                            50 PPC           75 PPC         100 PPC        125 PPC          150 PPC
WAL (yrs)                                3.65             2.57           2.00            1.65             1.41
Modified Duration (yrs)                  3.27             2.36           1.86            1.55             1.34
Principal Window (mths)                40 - 48          28 - 34         22 - 26        18 - 21          16 - 18

CLASS AF-II-3
PREPAY SPEED                            50 PPC           75 PPC         100 PPC        125 PPC          150 PPC
WAL (yrs)                                5.60             3.91           3.00            2.39             2.01
Modified Duration (yrs)                  4.75             3.46           2.72            2.20             1.87
Principal Window (mths)                48 - 96          34 - 67         26 - 51        21 - 41          18 - 31

CLASS AF-II-4
PREPAY SPEED                            50 PPC           75 PPC         100 PPC        125 PPC          150 PPC
WAL (yrs)                                9.36             6.56           5.00            4.01             2.78
Modified Duration (yrs)                  7.22             5.42           4.30            3.54             2.53
Principal Window (mths)                96 - 130         67 - 91         51 - 70        41 - 56          31 - 36

CLASS AF-II-5
PREPAY SPEED                            50 PPC           75 PPC         100 PPC        125 PPC          150 PPC
WAL (yrs)                               11.87             8.38           6.39            5.12             4.09
Modified Duration (yrs)                  8.46             6.52           5.24            4.34             3.57
Principal Window (mths)               130 - 156         91 - 110        70 - 84        56 - 67          36 - 56

CLASS MF-1
PREPAY SPEED                            50 PPC           75 PPC         100 PPC        125 PPC          150 PPC
WAL (yrs)                               11.70             8.23           6.22            5.02             4.43
Modified Duration (yrs)                  8.17             6.31           5.05            4.23             3.81
Principal Window (mths)                74 - 191         51 - 134       39 - 100        39 - 79          42 - 64
-----------------------------------------------------------------------------------------------------------------




      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                           GROUP I BOND SUMMARY - TO CALL
---------------------------------------------------------------------------------------------------------------
CLASS MF-2
PREPAY SPEED                            50 PPC           75 PPC         100 PPC        125 PPC         150 PPC
WAL (yrs)                               11.70             8.23           6.22            5.00            4.30
Modified Duration (yrs)                  8.15             6.30           5.04            4.20            3.71
Principal Window (mths)                74 - 191         51 - 134       39 - 100        38 - 79         40 - 64

CLASS MF-3
PREPAY SPEED                            50 PPC           75 PPC         100 PPC        125 PPC         150 PPC
WAL (yrs)                               11.70             8.23           6.22            5.00            4.26
Modified Duration (yrs)                  8.14             6.30           5.04            4.20            3.67
Principal Window (mths)                74 - 191         51 - 134       39 - 100        38 - 79         39 - 64

CLASS MF-4
PREPAY SPEED                            50 PPC           75 PPC         100 PPC        125 PPC         150 PPC
WAL (yrs)                               11.70             8.24           6.22            4.99            4.25
Modified Duration (yrs)                  8.15             6.30           5.04            4.20            3.66
Principal Window (mths)                74 - 191         51 - 134       39 - 100        37 - 79         39 - 64

CLASS MF-5
PREPAY SPEED                            50 PPC           75 PPC         100 PPC        125 PPC         150 PPC
WAL (yrs)                               11.69             8.23           6.22            4.98            4.23
Modified Duration (yrs)                  8.14             6.30           5.04            4.19            3.65
Principal Window (mths)                74 - 191         51 - 134       39 - 100        37 - 79         38 - 64

CLASS MF-6
PREPAY SPEED                            50 PPC           75 PPC         100 PPC        125 PPC         150 PPC
WAL (yrs)                               11.70             8.23           6.22            4.98            4.22
Modified Duration (yrs)                  8.14             6.30           5.04            4.19            3.64
Principal Window (mths)                74 - 191         51 - 134       39 - 100        37 - 79         38 - 64
---------------------------------------------------------------------------------------------------------------




      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                          GROUP I BOND SUMMARY - TO MATURITY
-----------------------------------------------------------------------------------------------------------------
CLASS AF-I
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC          150 PPC
WAL (yrs)                               8.67              6.38           4.94           3.97              3.26
Modified Duration (yrs)                 5.99              4.75           3.89           3.26              2.76
Principal Window (mths)               1 - 343           1 - 305        1 - 252         1 - 206          1 - 172

CLASS AF-II-1
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC          150 PPC
WAL (yrs)                               1.65              1.22           1.00           0.86              0.77
Modified Duration (yrs)                 1.57              1.18           0.97           0.84              0.75
Principal Window (mths)                1 - 40            1 - 28         1 - 22         1 - 18            1 - 16

CLASS AF-II-2
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC          150 PPC
WAL (yrs)                               3.65              2.57           2.00           1.65              1.41
Modified Duration (yrs)                 3.27              2.36           1.86           1.55              1.34
Principal Window (mths)               40 - 48           28 - 34        22 - 26         18 - 21          16 - 18

CLASS AF-II-3
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC          150 PPC
WAL (yrs)                               5.60              3.91           3.00           2.39              2.01
Modified Duration (yrs)                 4.75              3.46           2.72           2.20              1.87
Principal Window (mths)               48 - 96           34 - 67        26 - 51         21 - 41          18 - 31

CLASS AF-II-4
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC          150 PPC
WAL (yrs)                               9.36              6.56           5.00           4.01              2.78
Modified Duration (yrs)                 7.22              5.42           4.30           3.54              2.53
Principal Window (mths)               96 - 130          67 - 91        51 - 70         41 - 56          31 - 36

CLASS AF-II-5
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC          150 PPC
WAL (yrs)                              11.87              8.38           6.39           5.12              4.09
Modified Duration (yrs)                 8.46              6.52           5.24           4.34              3.57
Principal Window (mths)              130 - 156          91 - 110       70 - 84         56 - 67          36 - 56

CLASS MF-1
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC          150 PPC
WAL (yrs)                              12.99              9.47           7.28           5.91              5.20
Modified Duration (yrs)                 8.60              6.86           5.61           4.76              4.31
Principal Window (mths)               74 - 326          51 - 273       39 - 219       39 - 178          42 - 148
-----------------------------------------------------------------------------------------------------------------




      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                          GROUP I BOND SUMMARY - TO MATURITY
-----------------------------------------------------------------------------------------------------------------
CLASS MF-2
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC         150 PPC
WAL (yrs)                              12.96              9.42           7.24           5.85             5.04
Modified Duration (yrs)                 8.57              6.82           5.58           4.71             4.18
Principal Window (mths)               74 - 315          51 - 256       39 - 203       38 - 165         40 - 136

CLASS MF-3
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC         150 PPC
WAL (yrs)                              12.90              9.36           7.19           5.80             4.96
Modified Duration (yrs)                 8.55              6.80           5.56           4.69             4.13
Principal Window (mths)               74 - 298          51 - 235       39 - 184       38 - 149         39 - 123

CLASS MF-4
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC         150 PPC
WAL (yrs)                              12.88              9.33           7.16           5.77             4.93
Modified Duration (yrs)                 8.55              6.79           5.55           4.67             4.11
Principal Window (mths)               74 - 292          51 - 228       39 - 178       37 - 144         39 - 119

CLASS MF-5
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC         150 PPC
WAL (yrs)                              12.81              9.26           7.11           5.72             4.87
Modified Duration (yrs)                 8.53              6.77           5.52           4.64             4.07
Principal Window (mths)               74 - 283          51 - 218       39 - 171       37 - 137         38 - 113

CLASS MF-6
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC         150 PPC
WAL (yrs)                              12.75              9.20           7.05           5.68             4.83
Modified Duration (yrs)                 8.51              6.74           5.50           4.62             4.05
Principal Window (mths)               74 - 273          51 - 208       39 - 162       37 - 130         38 - 107
-----------------------------------------------------------------------------------------------------------------





      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       31

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                           GROUP II BOND SUMMARY - TO CALL
-----------------------------------------------------------------------------------------------------------------
CLASS AV-I
PREPAY SPEED                           50 PPC            75 PPC         100 PPC         125 PPC         150 PPC
WAL (yrs)                                4.40             2.93            2.02           1.21             0.97
Modified Duration (yrs)                  3.68             2.59            1.84           1.16             0.94
Principal Window (mths)                1 - 191          1 - 134         1 - 100         1 - 35           1 - 28

CLASS AV-II
PREPAY SPEED                            50 PPC           75 PPC         100 PPC         125 PPC         150 PPC
WAL (yrs)                                4.18             2.77            1.90           1.18             0.95
Modified Duration (yrs)                  3.53             2.46            1.74           1.13             0.91
Principal Window (mths)                1 - 191          1 - 134         1 - 100         1 - 35           1 - 28

CLASS MV-1
PREPAY SPEED                            50 PPC           75 PPC         100 PPC         125 PPC         150 PPC
WAL (yrs)                                9.69             6.49            5.39           5.97             4.73
Modified Duration (yrs)                  7.61             5.48            4.72           5.20             4.23
Principal Window (mths)                54 - 191         38 - 134        47 - 100        35 - 79         28 - 64

CLASS MV-2
PREPAY SPEED                            50 PPC           75 PPC         100 PPC         125 PPC         150 PPC
WAL (yrs)                                9.69             6.49            5.08           4.66             3.76
Modified Duration (yrs)                  7.54             5.44            4.44           4.15             3.42
Principal Window (mths)                54 - 191         37 - 134        42 - 100        45 - 79         36 - 64

CLASS MV-3
PREPAY SPEED                            50 PPC           75 PPC         100 PPC         125 PPC         150 PPC
WAL (yrs)                                9.69             6.49            4.99           4.35             3.50
Modified Duration (yrs)                  7.51             5.43            4.36           3.89             3.19
Principal Window (mths)                54 - 191         37 - 134        41 - 100        43 - 79         35 - 64

CLASS MV-4
PREPAY SPEED                            50 PPC           75 PPC         100 PPC         125 PPC         150 PPC
WAL (yrs)                                9.69             6.49            4.97           4.27             3.43
Modified Duration (yrs)                  7.30             5.31            4.27           3.77             3.09
Principal Window (mths)                54 - 191         37 - 134        40 - 100        41 - 79         33 - 64
-----------------------------------------------------------------------------------------------------------------




      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                           GROUP II BOND SUMMARY - TO CALL
-----------------------------------------------------------------------------------------------------------------
CLASS MV-5
PREPAY SPEED                            50 PPC           75 PPC         100 PPC        125 PPC         150 PPC
WAL (yrs)                                9.69             6.49            4.95           4.21            3.38
Modified Duration (yrs)                  7.26             5.29            4.24           3.70            3.04
Principal Window (mths)                54 - 191         37 - 134        39 - 100        40 - 79        32 - 64

CLASS MV-6
PREPAY SPEED                            50 PPC           75 PPC         100 PPC        125 PPC         150 PPC
WAL (yrs)                                9.69             6.49            4.93           4.17            3.34
Modified Duration (yrs)                  7.09             5.20            4.17           3.63            2.98
Principal Window (mths)                54 - 191         37 - 134        39 - 100        39 - 79        32 - 64
-----------------------------------------------------------------------------------------------------------------






      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                         GROUP II BOND SUMMARY - TO MATURITY
----------------------------------------------------------------------------------------------------------------
CLASS AV-I
PREPAY SPEED                          50 PPC             75 PPC        100 PPC         125 PPC          150 PPC
WAL (yrs)                               4.68              3.14           2.17           1.21              0.97
Modified Duration (yrs)                 3.80              2.70           1.94           1.16              0.94
Principal Window (mths)               1 - 323           1 - 249        1 - 187         1 - 35            1 - 28

CLASS AV-II
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC          150 PPC
WAL (yrs)                               4.28              2.84           1.94           1.18              0.95
Modified Duration (yrs)                 3.58              2.50           1.77           1.13              0.91
Principal Window (mths)               1 - 280           1 - 200        1 - 148         1 - 35            1 - 28

CLASS MV-1
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC          150 PPC
WAL (yrs)                              10.31              6.92           5.69           6.81              5.37
Modified Duration (yrs)                 7.87              5.71           4.91           5.78              4.70
Principal Window (mths)               54 - 304          38 - 225       47 - 167       35 - 145          28 - 116

CLASS MV-2
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC          150 PPC
WAL (yrs)                              10.27              6.88           5.35           4.85              3.90
Modified Duration (yrs)                 7.79              5.65           4.61           4.28              3.52
Principal Window (mths)               54 - 290          37 - 210       42 - 156       45 - 120          36 - 96

CLASS MV-3
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC          150 PPC
WAL (yrs)                              10.23              6.84           5.24           4.52              3.62
Modified Duration (yrs)                 7.75              5.62           4.52           4.01              3.28
Principal Window (mths)               54 - 272          37 - 192       41 - 142       43 - 109          35 - 87

CLASS MV-4
PREPAY SPEED                           50 PPC            75 PPC        100 PPC         125 PPC          150 PPC
WAL (yrs)                              10.21              6.82           5.19           4.43              3.54
Modified Duration (yrs)                 7.50              5.48           4.41           3.87              3.17
Principal Window (mths)               54 - 265          37 - 186       40 - 137       41 - 106          33 - 84
----------------------------------------------------------------------------------------------------------------





      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                         GROUP II BOND SUMMARY - TO MATURITY
----------------------------------------------------------------------------------------------------------------
CLASS MV-5
PREPAY SPEED                          50 PPC             75 PPC         100 PPC       125 PPC          150 PPC
WAL (yrs)                              10.17              6.79           5.15           4.35             3.48
Modified Duration (yrs)                 7.45              5.45           4.36           3.80             3.12
Principal Window (mths)               54 - 256          37 - 178       39 - 131       40 - 101         32 - 80

CLASS MV-6
PREPAY SPEED                          50 PPC             75 PPC         100 PPC       125 PPC          150 PPC
WAL (yrs)                              10.13              6.75           5.11           4.28             3.42
Modified Duration (yrs)                 7.25              5.33           4.27           3.70             3.04
Principal Window (mths)               54 - 248          37 - 172       39 - 126        39 - 97         32 - 77
----------------------------------------------------------------------------------------------------------------




      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------


Information with respect to the Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date mortgage loans may be removed from the mortgage pool and other loans may be substituted therefore. The Depositor believes that the information set forth herein with respect to the mortgage pool as presently constituted is representative of the characteristics of each loan group as they will be constituted at the Closing Date, although some characteristics of the mortgage loans in the mortgage pool may vary.



                       AGGREGATE MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE


                                                                                         MINIMUM                MAXIMUM
                                                                                         -------                -------
Scheduled Principal Balance                         $817,002,509.97                    $ 22,974.62           $ 920,000.00
Average Scheduled Principal Balance                 $    186,317.56
Number of Mortgage Loans                                      4,385

Weighted Average Gross Coupon                                7.131%                          4.990                 12.500%
Weighted Average FICO Score                                     632                            500                     814
Weighted Average Original LTV                                82.83%                          10.00                 100.00%

Weighted Average Original Term                           355 months                      120 month              360 months
Weighted Average Stated Remaining Term                   353 months                      117 month              360 months
Weighted Average Seasoning                                  2 month                        0 month               22 months

Weighted Average Gross Margin                                6.483%                          1.610                 13.628%
Weighted Average Minimum Interest Rate                       6.926%                          3.490                 11.990%
Weighted Average Maximum Interest Rate                      13.628%                         10.500                 19.490%
Weighted Average Initial Rate Cap                            2.985%                          1.000                  4.950%
Weighted Average Subsequent Rate Cap                         1.070%                          1.000                  2.000%
Weighted Average Months to Roll                           27 months                        2 month               60 months

Maturity Date                                                                         Jul. 1, 2015            Oct. 1, 2035
Maximum Zip Code Concentration                                0.34% 11236




      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                             WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                      CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED      WEIGHTED
                                        # OF          PRINCIPAL       CURR       GROSS      REMAINING      AVERAGE      AVERAGE
CURRENT PRINCIPAL BALANCE ($)           LOANS         BALANCE       PRIN BAL     COUPON        TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                     53      2,292,813.07       0.28      8.379         302          61.42         597
 50,000.01 - 100,000.00                    856     67,503,622.01       8.26      7.657         347          82.69         622
100,000.01 - 150,000.00                  1,087    136,111,442.96      16.66      7.380         352          83.85         623
150,000.01 - 200,000.00                    910    158,569,400.31      19.41      7.121         351          83.44         630
200,000.01 - 250,000.00                    509    114,375,744.18      14.00      7.041         356          81.75         630
250,000.01 - 300,000.00                    365     99,774,757.68      12.21      6.993         355          82.53         633
300,000.01 - 350,000.00                    239     77,438,876.20       9.48      6.971         356          82.83         632
350,000.01 - 400,000.00                    157     58,913,663.47       7.21      6.995         357          83.10         640
400,000.01 - 450,000.00                     81     34,466,517.62       4.22      6.879         356          82.60         642
450,000.01 - 500,000.00                     71     34,059,078.78       4.17      7.029         353          83.60         652
500,000.01 - 550,000.00                     25     13,147,647.32       1.61      6.634         353          81.78         659
550,000.01 - 600,000.00                     16      9,109,122.75       1.11      6.971         358          81.30         657
600,000.01 - 650,000.00                      6      3,730,611.72       0.46      6.728         358          81.93         624
650,000.01 - 700,000.00                      3      2,066,899.99       0.25      5.881         358          82.60         689
700,000.01 - 750,000.00                      5      3,678,675.20       0.45      6.717         359          76.40         640
800,000.01 - 850,000.00                      1        843,636.71       0.10      6.375         357          79.07         784
900,000.01 - 950,000.00                      1        920,000.00       0.11      7.250         359          80.00         730
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385    817,002,509.97     100.00      7.131         353          82.83         632

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             WEIGHTED
                                                                                WEIGHTED     AVERAGE
                                                      CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED      WEIGHTED
                                        # OF          PRINCIPAL       CURR       GROSS      REMAINING      AVERAGE      AVERAGE
CURRENT PRINCIPAL BALANCE ($)           LOANS         BALANCE       PRIN BAL     COUPON        TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                              5       1,171,627.68      0.14       4.990         358         79.38          650
 5.000 -  5.499                             25       6,051,251.66      0.74       5.369         354         76.53          699
 5.500 -  5.999                            236      57,869,254.94      7.08       5.864         350         79.68          662
 6.000 -  6.499                            507     108,407,337.38     13.27       6.299         351         80.88          655
 6.500 -  6.999                          1,251     256,719,542.84     31.42       6.782         355         82.68          643
 7.000 -  7.499                            762     135,751,724.68     16.62       7.273         353         84.15          635
 7.500 -  7.999                            913     154,890,212.35     18.96       7.749         354         84.34          611
 8.000 -  8.499                            279      43,037,810.31      5.27       8.252         357         84.99          601
 8.500 -  8.999                            255      36,512,885.59      4.47       8.756         353         82.70          576
 9.000 -  9.499                             59       6,362,380.31      0.78       9.263         350         83.15          570
 9.500 -  9.999                             61       6,938,457.33      0.85       9.724         352         81.17          561
10.000 - 10.499                             11       1,178,957.22      0.14      10.282         358         79.97          561
10.500 - 10.999                             14       1,597,647.08      0.20      10.858         348         77.24          555
11.000 - 11.499                              1         104,966.38      0.01      11.490         359         50.00          557
11.500 - 11.999                              5         358,493.01      0.04      11.669         358         71.22          562
12.500 - 12.999                              1          49,961.21      0.01      12.500         357         78.13          509
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385     817,002,509.97    100.00       7.131         353         82.83          632





      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                            WEIGHTED      AVERAGE
                                                   CURRENT        PCT BY     AVERAGE      STATED      WEIGHTED      WEIGHTED
                                        # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE       AVERAGE
             FICO                       LOANS      BALANCE       PRIN BAL    COUPON        TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
500 - 524                                223      37,797,054.24      4.63    8.144         354         72.41          513
525 - 549                                218      37,665,863.50      4.61    8.090         356         77.42          537
550 - 574                                255      46,247,750.39      5.66    7.643         355         79.81          564
575 - 599                                566      94,753,338.64     11.60    7.241         354         81.39          589
600 - 624                                764     135,160,694.74     16.54    7.111         353         82.58          613
625 - 649                                863     164,632,333.22     20.15    7.021         354         84.57          636
650 - 674                                704     134,941,334.58     16.52    6.954         353         85.56          661
675 - 699                                384      76,548,677.68      9.37    6.836         352         85.40          686
700 - 724                                185      38,758,613.50      4.74    6.703         350         83.67          710
725 - 749                                118      25,248,328.52      3.09    6.601         354         83.92          735
750 - 774                                 72      17,014,826.03      2.08    6.786         355         84.66          762
775 - 799                                 24       6,942,923.25      0.85    6.438         340         78.10          786
800 - 824                                  9       1,290,771.68      0.16    6.605         358         78.85          806
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  4,385     817,002,509.97    100.00    7.131         353         82.83          632


---------------------------------------------------------------------------------------------------------------------------------
                                                                                          WEIGHTED
                                                                            WEIGHTED      AVERAGE
                                                    CURRENT        PCT BY     AVERAGE      STATED      WEIGHTED      WEIGHTED
                                         # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE       AVERAGE
          ORIGINAL LTV                   LOANS      BALANCE       PRIN BAL    COUPON        TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
 5.01 - 10.00                               1          46,000.00      0.01    8.990         180         10.00          590
15.01 - 20.00                               5         267,361.68      0.03    8.905         328         18.84          567
20.01 - 25.00                               2         130,151.69      0.02    8.332         308         22.74          614
25.01 - 30.00                               9         911,345.47      0.11    7.353         336         28.01          585
30.01 - 35.00                               5         366,541.18      0.04    6.650         338         32.80          666
35.01 - 40.00                              12       1,133,482.05      0.14    7.423         307         37.68          602
40.01 - 45.00                              21       3,636,895.17      0.45    7.186         338         42.96          623
45.01 - 50.00                              19       3,284,529.57      0.40    6.730         358         47.41          628
50.01 - 55.00                              32       5,788,153.48      0.71    7.063         342         53.01          597
55.01 - 60.00                              56       9,746,848.48      1.19    7.007         351         57.69          614
60.01 - 65.00                              79      14,341,246.68      1.76    7.374         350         63.44          585
65.01 - 70.00                             163      31,822,699.49      3.90    7.134         354         68.57          604
70.01 - 75.00                             240      49,099,128.83      6.01    7.202         351         73.79          601
75.01 - 80.00                           1,887     351,650,949.94     43.04    6.969         355         79.75          638
80.01 - 85.00                             446      85,554,428.04     10.47    7.197         353         84.31          613
85.01 - 90.00                             599     117,677,951.78     14.40    7.280         352         89.57          627
90.01 - 95.00                             231      43,436,496.78      5.32    7.363         352         94.44          645
95.01 - 100.00                            578      98,108,299.66     12.01    7.316         353         99.74          666
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   4,385     817,002,509.97    100.00    7.131         353         82.83          632



      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                                WEIGHTED      AVERAGE
                                                       CURRENT        PCT BY     AVERAGE      STATED      WEIGHTED      WEIGHTED
                                            # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE       AVERAGE
ORIGINAL TERM (MONTHS)                     LOANS       BALANCE       PRIN BAL    COUPON        TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
120                                            8         745,981.40      0.09    7.636         119         80.71          642
180                                          131      17,132,724.98      2.10    6.988         178         80.92          641
240                                           40       6,505,566.22      0.80    7.106         239         84.22          650
300                                            3         441,994.16      0.05    7.083         298         88.34          621
360                                        4,203     792,176,243.21     96.96    7.134         358         82.86          632
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                      4,385     817,002,509.97    100.00    7.131         353         82.83          632



---------------------------------------------------------------------------------------------------------------------------------
                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE
                                                        CURRENT        PCT BY     AVERAGE      STATED      WEIGHTED      WEIGHTED
                                              # OF     PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE       AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS      BALANCE       PRIN BAL    COUPON        TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
 61 - 120                                       8         745,981.40      0.09    7.636         119         80.71          642
121 - 180                                     131      17,132,724.98      2.10    6.988         178         80.92          641
181 - 240                                      40       6,505,566.22      0.80    7.106         239         84.22          650
241 - 300                                       3         441,994.16      0.05    7.083         298         88.34          621
301 - 360                                   4,203     792,176,243.21     96.96    7.134         358         82.86          632
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                       4,385     817,002,509.97    100.00    7.131         353         82.83          632



---------------------------------------------------------------------------------------------------------------------------------
                                                                                             WEIGHTED
                                                                                WEIGHTED      AVERAGE
                                                       CURRENT        PCT BY     AVERAGE      STATED      WEIGHTED      WEIGHTED
                                         # OF         PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE       AVERAGE
FRM/ARM                                 LOANS          BALANCE       PRIN BAL    COUPON        TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
ARM                                     2,271     446,191,828.94      54.61      7.084         358         83.11          632
Fixed Rate                              2,114     370,810,681.03      45.39      7.187         347         82.48          632
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   4,385     817,002,509.97     100.00      7.131         353         82.83          632



      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                             WEIGHTED
                                                                                WEIGHTED      AVERAGE
                                                       CURRENT        PCT BY     AVERAGE      STATED      WEIGHTED      WEIGHTED
                                           # OF       PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE       AVERAGE
PRODUCT                                   LOANS        BALANCE       PRIN BAL    COUPON        TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr                               1,822     317,967,703.99     38.92      7.240         358         82.35          628
ARM 2/28                                  1,292     223,304,757.01     27.33      7.279         358         82.60          618
ARM 2/28 - 60mo IO                          487     114,643,460.19     14.03      6.877         358         83.54          650
ARM 3/27                                    270      53,081,132.62      6.50      7.232         358         83.74          626
Fixed 30 yr - 60mo IO                       110      28,016,710.28      3.43      6.713         358         84.55          667
ARM 3/27 - 60mo IO                          102      25,941,717.45      3.18      6.625         358         84.00          658
ARM 5/25                                     85      19,158,682.51      2.34      6.751         359         83.92          641
ARM 5/25 - 60mo IO                           35      10,062,079.16      1.23      6.159         359         82.36          681
Balloon 30/15                                52       8,370,653.76      1.02      6.585         178         84.09          657
Fixed 15 yr                                  73       7,788,021.22      0.95      7.483         178         76.39          622
Fixed 20 yr                                  39       6,175,566.22      0.76      7.113         239         83.38          648
Fixed 15 yr - 60mo IO                         6         974,050.00      0.12      6.486         178         89.81          659
Fixed 10 yr                                   8         745,981.40      0.09      7.636         119         80.71          642
Fixed 25 yr                                   3         441,994.16      0.05      7.083         298         88.34          621
Fixed 20 yr - 60mo IO                         1         330,000.00      0.04      6.990         239        100.00          681
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     4,385     817,002,509.97    100.00      7.131         353         82.83          632

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE
                                                         CURRENT        PCT BY     AVERAGE      STATED      WEIGHTED   WEIGHTED
                                           # OF         PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE    AVERAGE
PREPAY PENALTY ORIGINAL TERM (MONTHS)      LOANS         BALANCE       PRIN BAL    COUPON        TERM       ORIG LTV     FICO
---------------------------------------------------------------------------------------------------------------------------------
0                                            672     115,509,492.03     14.14       7.416         354         83.33       632
6                                              3         325,151.64      0.04       8.113         358         81.89       603
12                                           370      96,904,956.59     11.86       7.244         355         78.52       628
24                                         1,249     226,716,612.85     27.75       6.973         356         83.26       636
36                                           908     160,095,781.27     19.60       7.170         349         84.95       639
48                                             7         852,579.11      0.10       7.213         359         75.61       629
60                                         1,176     216,597,936.48     26.51       7.061         353         82.50       625
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                      4,385     817,002,509.97    100.00       7.131         353         82.83       632



---------------------------------------------------------------------------------------------------------------------------------
                                                                                            WEIGHTED
                                                                               WEIGHTED      AVERAGE
                                                  CURRENT            PCT BY     AVERAGE      STATED      WEIGHTED      WEIGHTED
                                     # OF        PRINCIPAL            CURR       GROSS      REMAINING     AVERAGE       AVERAGE
LIEN                                 LOANS        BALANCE           PRIN BAL    COUPON        TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
First Lien                           4,385      817,002,509.97       100.00      7.131         353         82.83          632
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                4,385      817,002,509.97       100.00      7.131         353         82.83          632





      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                            WEIGHTED
                                                                               WEIGHTED      AVERAGE
                                                      CURRENT        PCT BY     AVERAGE      STATED      WEIGHTED      WEIGHTED
                                        # OF         PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE       AVERAGE
DOCUMENTATION TYPE                      LOANS         BALANCE       PRIN BAL    COUPON        TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Full Doc                                2,982     521,051,352.61     63.78    7.068            352         84.47          623
SI                                      1,372     286,677,586.47     35.09    7.242            355         79.85          648
Alt Doc                                    28       8,593,296.47      1.05    7.299            358         82.95          625
Lite Doc                                    3         680,274.42      0.08    6.094            315         72.83          712
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   4,385     817,002,509.97    100.00    7.131            353         82.83          632

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               WEIGHTED
                                                                                 WEIGHTED      AVERAGE
                                                       CURRENT        PCT BY     AVERAGE      STATED      WEIGHTED      WEIGHTED
                                         # OF         PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE       AVERAGE
LOAN PURPOSE                             LOANS         BALANCE       PRIN BAL    COUPON        TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                        2,962     560,285,751.33     68.58       7.153         352         82.49          623
Purchase                                 1,175     215,503,093.94     26.38       7.103         357         83.26          655
Rate/Term Refinance                        248      41,213,664.70      5.04       6.978         353         85.09          633
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385     817,002,509.97    100.00       7.131         353         82.83          632


---------------------------------------------------------------------------------------------------------------------------------
                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE
                                                         CURRENT        PCT BY     AVERAGE      STATED      WEIGHTED    WEIGHTED
                                           # OF         PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE     AVERAGE
PROPERTY TYPE                              LOANS         BALANCE       PRIN BAL    COUPON        TERM       ORIG LTV      FICO
---------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                   3,925     715,913,175.34        87.63       7.123         353         83.25        632
Duplex                                     213      54,559,961.34         6.68       7.169         356         77.98        628
Condominium                                201      35,828,682.50         4.39       7.203         355         81.72        636
Triplex                                     23       6,044,897.29         0.74       7.170         359         80.46        660
Townhouse                                   14       2,744,922.73         0.34       7.188         359         84.68        616
Quadruplex                                   5       1,424,075.85         0.17       7.519         359         86.03        635
Row Home                                     4         486,794.92         0.06       7.366         323         88.45        610
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385     817,002,509.97       100.00       7.131         353         82.83        632

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE
                                                        CURRENT        PCT BY     AVERAGE      STATED      WEIGHTED      WEIGHTED
                                           # OF        PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE       AVERAGE
OCCUPANCY TYPE                            LOANS         BALANCE       PRIN BAL    COUPON        TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                            4,211     787,658,652.75     96.41       7.115         353         83.01          631
Non-Owner Occupied                          173      29,184,794.40      3.57       7.553         356         77.86          658
Second Home                                   1         159,062.82      0.02       7.500         358         90.00          655
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     4,385     817,002,509.97    100.00       7.131         353         82.83          632

      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE
                                                       CURRENT        PCT BY      AVERAGE     STATED      WEIGHTED      WEIGHTED
                                         # OF         PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE       AVERAGE
STATE                                    LOANS         BALANCE       PRIN BAL     COUPON        TERM       ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
New York                                   352      97,354,066.89     11.92        7.153         355         76.89          621
California                                 236      71,320,290.14      8.73        6.881         355         79.10          644
Florida                                    380      69,721,700.00      8.53        7.187         356         81.37          636
Maryland                                   266      66,516,340.34      8.14        6.928         351         83.35          631
Michigan                                   378      52,590,831.48      6.44        7.086         355         86.11          642
Illinois                                   209      43,699,310.76      5.35        7.303         355         84.76          633
Virginia                                   177      37,108,387.80      4.54        7.030         354         84.24          636
New Jersey                                 144      36,814,548.06      4.51        7.099         358         81.05          614
Ohio                                       268      36,443,887.79      4.46        7.145         347         87.77          641
Arizona                                    149      26,133,796.46      3.20        7.092         354         81.98          643
Indiana                                    221      26,024,297.67      3.19        7.264         353         85.25          634
Pennsylvania                               178      24,650,763.04      3.02        7.372         352         85.99          625
Georgia                                    155      23,021,329.48      2.82        7.317         353         85.48          627
Massachusetts                               86      22,378,312.94      2.74        6.951         357         79.95          615
Nevada                                      66      17,215,449.21      2.11        6.925         358         83.91          642
North Carolina                             111      14,944,278.59      1.83        7.171         351         86.65          636
Tennessee                                  100      13,294,081.13      1.63        7.106         333         87.50          642
Connecticut                                 62      13,153,850.03      1.61        7.157         354         81.16          615
Wisconsin                                   88      13,045,910.50      1.60        7.370         354         87.04          634
Missouri                                   101      12,779,538.98      1.56        7.315         357         86.64          629
Colorado                                    62      11,567,693.27      1.42        6.874         357         84.77          659
Washington                                  43       8,035,885.83      0.98        7.157         353         82.73          622
Texas                                       72       8,020,360.48      0.98        7.953         336         85.61          623
South Carolina                              59       7,708,648.88      0.94        7.597         356         85.94          623
Rhode Island                                31       7,586,890.53      0.93        7.047         359         80.26          613
Kansas                                      68       7,538,452.43      0.92        7.348         337         88.18          637
Kentucky                                    53       7,432,759.79      0.91        7.075         351         86.35          641
Alabama                                     45       6,125,958.82      0.75        7.373         345         84.93          628
Minnesota                                   30       4,982,764.90      0.61        6.691         344         81.58          643
Utah                                        27       4,160,456.68      0.51        7.360         357         86.10          632
Maine                                       20       3,546,785.44      0.43        7.150         333         82.78          625
Delaware                                    16       3,528,686.31      0.43        6.986         359         81.23          605
Oregon                                      18       3,286,999.52      0.40        7.257         351         83.20          613
Oklahoma                                    26       2,860,877.44      0.35        7.640         344         82.80          630
New Mexico                                  16       2,323,581.30      0.28        7.693         358         87.74          606
New Hampshire                               10       2,229,358.33      0.27        6.708         342         82.29          635
Iowa                                        18       2,064,607.11      0.25        7.344         358         88.15          642
Arkansas                                    19       1,946,620.84      0.24        7.989         333         79.21          597
Nebraska                                    14       1,763,415.01      0.22        7.482         347         93.56          659
Idaho                                        8       1,574,249.31      0.19        7.283         358         79.83          610
Vermont                                      2         408,545.83      0.05        7.221         357         63.57          569
North Dakota                                 1          97,940.63      0.01        8.500         359         84.85          525
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,385     817,002,509.97    100.00        7.131         353         82.83          632



      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE
                                                        CURRENT        PCT BY     AVERAGE      STATED      WEIGHTED      WEIGHTED
                                         # OF          PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE       AVERAGE
GROSS MARGIN                             LOANS          BALANCE       PRIN BAL    COUPON        TERM       ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                               5       1,373,326.28        0.31        5.786         359         82.38          648
2.000 - 2.499                              10       2,656,313.50        0.60        6.122         358         78.55          687
2.500 - 2.999                               8       2,057,989.03        0.46        6.515         358         77.90          599
3.000 - 3.499                               5       1,026,399.93        0.23        7.106         358         86.00          591
3.500 - 3.999                              19       5,333,696.25        1.20        7.359         358         81.59          646
4.000 - 4.499                              14       3,353,747.47        0.75        6.686         358         83.18          679
4.500 - 4.999                              39       8,156,990.34        1.83        6.328         358         80.74          650
5.000 - 5.499                             113      27,214,280.10        6.10        6.019         358         82.47          666
5.500 - 5.999                             397      83,292,273.42       18.67        6.544         358         82.29          651
6.000 - 6.499                             507     100,293,715.98       22.48        6.698         358         84.11          642
6.500 - 6.999                             435      85,934,474.45       19.26        7.247         359         83.48          632
7.000 - 7.499                             243      44,665,233.35       10.01        7.653         358         84.37          618
7.500 - 7.999                             288      53,036,226.93       11.89        7.853         358         81.13          589
8.000 - 8.499                              96      14,565,381.45        3.26        8.477         358         86.03          597
8.500 - 8.999                              67       9,769,724.09        2.19        8.784         358         84.08          589
9.000 - 9.499                              21       2,630,258.58        0.59        9.104         358         82.24          581
9.500 - 9.999                               4         831,797.79        0.19        9.202         358         84.58          566
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   2,271     446,191,828.94      100.00        7.084         358         83.11          632



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                    WEIGHTED     AVERAGE
                                                        CURRENT        PCT BY       AVERAGE      STATED      WEIGHTED    WEIGHTED
                                           # OF        PRINCIPAL        CURR         GROSS      REMAINING     AVERAGE     AVERAGE
MINIMUM INTEREST RATE                      LOANS        BALANCE       PRIN BAL      COUPON        TERM       ORIG LTV      FICO
----------------------------------------------------------------------------------------------------------------------------------
 3.000 -  3.499                                1         129,610.15      0.03        6.690         358         85.00        595
 3.500 -  3.999                                3         846,245.54      0.19        6.598         358         81.52        650
 4.000 -  4.499                                1         189,713.70      0.04        7.440         358         95.00        621
 4.500 -  4.999                               13       2,808,022.09      0.63        5.734         358         82.60        660
 5.000 -  5.499                               59      14,075,574.24      3.15        5.889         358         82.98        673
 5.500 -  5.999                              208      46,118,556.71     10.34        6.227         358         83.26        652
 6.000 -  6.499                              380      81,693,529.94     18.31        6.482         358         82.65        648
 6.500 -  6.999                              606     121,620,791.17     27.26        6.850         358         83.20        638
 7.000 -  7.499                              342      63,405,423.68     14.21        7.347         358         83.30        636
 7.500 -  7.999                              386      72,211,051.66     16.18        7.783         358         82.82        607
 8.000 -  8.499                              101      16,647,956.17      3.73        8.269         358         84.43        601
 8.500 -  8.999                              103      17,906,318.02      4.01        8.790         358         84.01        578
 9.000 -  9.499                               30       3,769,403.53      0.84        8.971         358         85.09        574
 9.500 -  9.999                               24       3,358,175.97      0.75        9.625         358         81.43        556
10.000 - 10.499                                4         427,833.11      0.10       10.284         359         81.09        557
10.500 - 10.999                                7         723,358.79      0.16       10.782         358         77.60        552
11.000 - 11.499                                1         104,966.38      0.02       11.490         359         50.00        557
11.500 - 11.999                                2         155,298.09      0.03       11.675         359         80.74        577
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                      2,271     446,191,828.94    100.00        7.084         358         83.11        632




      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE
                                                        CURRENT        PCT BY     AVERAGE     STATED      WEIGHTED      WEIGHTED
                                            # OF       PRINCIPAL        CURR      GROSS      REMAINING     AVERAGE       AVERAGE
MAXIMUM INTEREST RATE                      LOANS        BALANCE       PRIN BAL    COUPON        TERM       ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                                4         894,754.33      0.20     5.245         358         82.03          635
11.000 - 11.499                               18       4,809,064.70      1.08     5.502         359         78.82          696
11.500 - 11.999                               94      22,854,498.42      5.12     5.898         359         82.83          651
12.000 - 12.499                              120      28,310,907.48      6.35     6.260         358         81.87          647
12.500 - 12.999                              347      76,809,948.01     17.21     6.634         358         82.82          638
13.000 - 13.499                              405      78,983,333.28     17.70     6.778         358         82.91          643
13.500 - 13.999                              589     112,104,538.20     25.12     7.157         358         84.32          633
14.000 - 14.499                              304      53,925,018.48     12.09     7.593         358         83.89          629
14.500 - 14.999                              204      34,363,519.03      7.70     8.154         358         83.83          613
15.000 - 15.499                               65       8,231,842.24      1.84     8.662         358         83.61          588
15.500 - 15.999                               49       7,262,694.52      1.63     9.108         358         82.97          571
16.000 - 16.499                               15       1,746,804.08      0.39     9.369         359         84.79          595
16.500 - 16.999                               20       5,614,426.25      1.26     7.460         359         78.74          626
17.000 - 17.499                                8       1,835,345.44      0.41     7.809         358         74.13          590
17.500 - 17.999                               19       4,966,323.33      1.11     8.130         358         77.33          547
18.000 - 18.499                                2         896,242.42      0.20     8.333         359         78.69          583
18.500 - 18.999                                7       2,148,217.08      0.48     8.737         358         68.66          532
19.000 - 19.499                                1         434,351.65      0.10     9.490         357         79.82          508
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                      2,271     446,191,828.94    100.00     7.084         358         83.11          632



---------------------------------------------------------------------------------------------------------------------------------
                                                                                              WEIGHTED
                                                                                  WEIGHTED      AVERAGE
                                                        CURRENT        PCT BY      AVERAGE      STATED      WEIGHTED    WEIGHTED
                                            # OF       PRINCIPAL        CURR        GROSS      REMAINING     AVERAGE     AVERAGE
INITIAL PERIODIC RATE CAP                  LOANS        BALANCE       PRIN BAL     COUPON        TERM       ORIG LTV      FICO
---------------------------------------------------------------------------------------------------------------------------------
1.000                                          2        156,713.78       0.04       9.639         357         84.31       568
1.500                                         15      3,295,232.07       0.74       7.109         358         82.30       616
2.000                                          8      1,831,401.79       0.41       7.439         359         87.85       691
3.000                                      2,244    440,483,680.94      98.72       7.081         358         83.09       632
3.250                                          1        271,999.84       0.06       6.750         356         89.18       689
4.950                                          1        152,800.52       0.03       8.240         358        100.00       650
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                      2,271    446,191,828.94     100.00       7.084         358         83.11       632



---------------------------------------------------------------------------------------------------------------------------------
                                                                                               WEIGHTED
                                                                                  WEIGHTED      AVERAGE
                                                         CURRENT        PCT BY     AVERAGE      STATED      WEIGHTED    WEIGHTED
                                             # OF       PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS       BALANCE       PRIN BAL    COUPON        TERM       ORIG LTV      FICO
---------------------------------------------------------------------------------------------------------------------------------
1.000                                        2,080  402,806,742.87      90.28      7.116         358         83.19        629
1.500                                          104   23,880,964.31       5.35      6.765         359         84.35        653
2.000                                           87   19,504,121.76       4.37      6.807         357         80.02        674
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        2,271  446,191,828.94     100.00      7.084         358         83.11        632




      F R I E D M A N               B I L L I N G S             R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------



                        GROUP I MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                            MINIMUM            MAXIMUM
                                                                            -------            -------
Scheduled Principal Balance                    $370,135,977.27             $22,974.62        $843,636.71
Average Scheduled Principal Balance                $175,407.13
Number of Mortgage Loans                                 2,114

Weighted Average Gross Coupon                           7.187%                 4.990%            12.500%
Weighted Average FICO Score                                632                    500                801
Weighted Average Original LTV                           82.48%                 10.00%            100.00%

Weighted Average Original Term                      349 months             120 months         360 months
Weighted Average Stated Remaining Term              347 months             117 months         360 months
Weighted Average Seasoning                            2 months               0 months          17 months

Maturity Date                                                            Jul. 1, 2015       Oct. 1, 2035
Maximum Zip Code Concentration                           0.61%   10466

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       45

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
CURRENT PRINCIPAL BALANCE ($)        LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                   42     1,800,874.85         0.49       8.424          286          58.08         597
 50,000.01 - 100,000.00                  481    37,695,964.00        10.17       7.821          338          82.44         622
100,000.01 - 150,000.00                  529    66,158,691.96        17.84       7.476          346          84.05         621
150,000.01 - 200,000.00                  444    77,210,931.04        20.82       7.195          344          83.38         629
200,000.01 - 250,000.00                  227    51,060,304.65        13.77       7.044          352          80.24         629
250,000.01 - 300,000.00                  143    39,066,492.62        10.54       7.038          350          82.23         636
300,000.01 - 350,000.00                  100    32,357,030.71         8.73       7.007          353          82.55         632
350,000.01 - 400,000.00                   66    24,644,445.56         6.65       6.810          355          82.20         646
400,000.01 - 450,000.00                   25    10,608,722.63         2.86       6.830          351          82.59         645
450,000.01 - 500,000.00                   29    13,929,553.86         3.76       6.845          346          83.37         667
500,000.01 - 550,000.00                   12     6,340,484.85         1.71       6.569          348          80.07         660
550,000.01 - 600,000.00                    8     4,524,965.08         1.22       6.517          358          83.46         647
600,000.01 - 650,000.00                    4     2,476,082.52         0.67       6.985          359          81.64         619
650,000.01 - 700,000.00                    2     1,379,999.99         0.37       5.996          358          79.32         695
700,000.01 - 750,000.00                    1       712,500.00         0.19       8.125          360          95.00         613
800,000.01 - 850,000.00                    1       843,636.71         0.23       6.375          357          79.07         784
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48         632

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
CURRENT GROSS RATE                   LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                            1        49,757.73         0.01       4.990          357          33.56         730
 5.000 -  5.499                            3       617,372.79         0.17       5.418          311          58.98         723
 5.500 -  5.999                           91    23,799,380.39         6.42       5.873          338          75.45         664
 6.000 -  6.499                          171    40,159,596.32        10.83       6.294          339          79.16         662
 6.500 -  6.999                          572   117,633,969.59        31.72       6.800          351          81.71         646
 7.000 -  7.499                          381    65,094,414.50        17.55       7.283          347          84.57         629
 7.500 -  7.999                          543    81,352,166.49        21.94       7.750          349          85.17         612
 8.000 -  8.499                          149    19,870,749.43         5.36       8.245          355          85.82         608
 8.500 -  8.999                          138    16,509,248.29         4.45       8.749          346          83.07         575
 9.000 -  9.499                           24     2,081,248.58         0.56       9.277          334          82.24         579
 9.500 -  9.999                           28     2,485,207.79         0.67       9.737          342          78.88         561
10.000 - 10.499                            3       374,127.56         0.10      10.351          359          77.15         543
10.500 - 10.999                            6       530,285.44         0.14      10.876          329          71.73         564
11.500 - 11.999                            3       203,194.92         0.05      11.664          357          63.95         550
12.500 - 12.999                            1        49,961.21         0.01      12.500          357          78.13         509
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48         632

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
FICO                                 LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
500 - 524                                 99    14,003,715.21         3.78       8.175          348          71.05         512
525 - 549                                136    21,890,595.37         5.90       7.948          355          78.12         536
550 - 574                                132    20,691,125.99         5.58       7.660          350          78.08         566
575 - 599                                269    43,848,130.67        11.82       7.194          349          79.47         590
600 - 624                                368    64,327,432.32        17.35       7.182          347          82.29         613
625 - 649                                389    68,848,845.54        18.57       7.153          349          83.90         636
650 - 674                                324    58,166,923.90        15.69       7.088          346          86.77         661
675 - 699                                189    35,811,443.43         9.66       6.919          344          85.12         686
700 - 724                                 96    19,768,823.07         5.33       6.761          343          85.40         711
725 - 749                                 66    13,505,196.62         3.64       6.578          349          83.08         735
750 - 774                                 30     5,772,166.47         1.56       6.705          349          84.17         761
775 - 799                                 15     4,092,129.82         1.10       6.443          327          76.30         786
800 - 824                                  1        84,152.62         0.02       6.125          357          80.00         801
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48         632

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
ORIGINAL LTV                         LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
 5.01 -  10.00                             1        46,000.00         0.01       8.990          180          10.00          590
15.01 -  20.00                             5       267,361.68         0.07       8.905          328          18.84          567
20.01 -  25.00                             2       130,151.69         0.04       8.332          308          22.74          614
25.01 -  30.00                             6       598,984.71         0.16       7.119          325          28.34          573
30.01 -  35.00                             5       366,541.18         0.10       6.650          338          32.80          666
35.01 -  40.00                            11     1,071,717.33         0.29       7.312          304          37.68          603
40.01 -  45.00                            14     2,502,657.11         0.67       6.696          330          42.87          661
45.01 -  50.00                            16     2,857,037.45         0.77       6.545          358          47.38          629
50.01 -  55.00                            21     3,583,283.36         0.97       6.887          332          52.90          610
55.01 -  60.00                            31     4,890,570.82         1.32       6.912          344          57.71          613
60.01 -  65.00                            52     9,102,738.33         2.45       7.324          346          63.15          602
65.01 -  70.00                           100    18,698,538.62         5.04       7.073          351          68.43          607
70.01 -  75.00                           147    29,607,090.03         7.98       7.055          347          73.67          609
75.01 -  80.00                           693   121,040,620.61        32.64       7.022          350          79.57          636
80.01 -  85.00                           273    47,589,462.06        12.83       7.288          348          84.20          617
85.01 -  90.00                           304    55,079,670.51        14.85       7.341          344          89.49          625
90.01 -  95.00                           134    23,850,630.35         6.43       7.348          346          94.34          648
95.01 - 100.00                           299    49,527,625.19        13.36       7.440          348          99.75          668
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48          632

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
ORIGINAL TERM (MONTHS)               LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
120                                        8       745,981.40         0.20       7.636          119          80.71         642
180                                      131    17,132,724.98         4.62       6.988          178          80.92         641
240                                       40     6,505,566.22         1.75       7.106          239          84.22         650
300                                        3       441,994.16         0.12       7.083          298          88.34         621
360                                    1,932   345,984,414.27        93.30       7.198          358          82.52         631
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48         632

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
STATED REMAINING TERM (MONTHS)       LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
 61 - 120                                  8       745,981.40         0.20       7.636          119          80.71         642
121 - 180                                131    17,132,724.98         4.62       6.988          178          80.92         641
181 - 240                                 40     6,505,566.22         1.75       7.106          239          84.22         650
241 - 300                                  3       441,994.16         0.12       7.083          298          88.34         621
301 - 360                              1,932   345,984,414.27        93.30       7.198          358          82.52         631
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48         632

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
FRM/ARM                              LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                             2,114   370,810,681.03       100.00       7.187          347          82.48         632
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48         632

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
PRODUCT                              LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr                            1,822   317,967,703.99        85.75       7.240          358          82.35         628
Fixed 30 yr - 60mo IO                    110    28,016,710.28         7.56       6.713          358          84.55         667
Balloon 30/15                             52     8,370,653.76         2.26       6.585          178          84.09         657
Fixed 15 yr                               73     7,788,021.22         2.10       7.483          178          76.39         622
Fixed 20 yr                               39     6,175,566.22         1.67       7.113          239          83.38         648
Fixed 15 yr - 60mo IO                      6       974,050.00         0.26       6.486          178          89.81         659
Fixed 10 yr                                8       745,981.40         0.20       7.636          119          80.71         642
Fixed 25 yr                                3       441,994.16         0.12       7.083          298          88.34         621
Fixed 20 yr - 60mo IO                      1       330,000.00         0.09       6.990          239         100.00         681
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48         632

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
PREPAY PENALTY                       # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
ORIGINAL TERM (MONTHS)               LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
0                                        220    29,238,610.58         7.89       7.657          343          83.76         628
6                                          1       123,080.32         0.03       7.890          358          85.00         646
12                                       175    41,475,883.99        11.19       7.189          350          74.63         638
24                                       110    20,261,944.95         5.46       6.900          332          83.98         652
36                                       554    89,535,331.62        24.15       7.239          342          85.92         646
48                                         7       852,579.11         0.23       7.213          359          75.61         629
60                                     1,047   189,323,250.46        51.06       7.119          352          82.25         622
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48         632

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
LIEN                                 LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
First Lien                             2,114   370,810,681.03       100.00       7.187          347          82.48          632
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48          632

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
DOCUMENTATION TYPE                   LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Full Doc                               1,570   261,221,716.05        70.45       7.185          346          84.27         626
SI                                       534   106,216,346.00        28.64       7.190          351          78.16         648
Alt Doc                                    9     3,132,888.94         0.84       7.359          358          83.42         624
Lite Doc                                   1       239,730.04         0.06       5.375          236          43.60         747
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48         632

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
LOAN PURPOSE                         LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                      1,703   301,143,368.51        81.21       7.184          347          82.05         627
Purchase                                 261    45,461,201.04        12.26       7.269          351          84.13         662
Rate/Term Refinance                      150    24,206,111.48         6.53       7.073          349          84.81         634
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48         632

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
PROPERTY TYPE                        LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                 1,912   327,751,934.01        88.39       7.192          347          83.09         631
Duplex                                   109    26,199,880.06         7.07       7.059          354          76.20         641
Condominium                               64    10,398,921.38         2.80       7.342          349          80.37         629
Triplex                                   15     3,477,289.58         0.94       6.955          359          77.32         654
Townhouse                                  7     1,371,935.13         0.37       7.303          359          80.12         591
Quadruplex                                 4     1,245,225.79         0.34       7.609          359          88.53         613
Row Home                                   3       365,495.08         0.10       7.491          311          87.94         623
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48         632

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
OCCUPANCY TYPE                       LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                         2,003   352,828,904.90        95.15       7.173          347          82.87         631
Non-Owner Occupied                       111    17,981,776.13         4.85       7.469          354          74.96         653
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48         632

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
STATE                                LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
New York                                 230    58,063,806.99        15.66       7.074          353          75.70         634
Maryland                                 142    34,444,570.34         9.29       6.881          345          82.00         624
Florida                                  147    24,232,987.33         6.54       7.216          351          80.08         630
Ohio                                     164    21,918,704.52         5.91       7.256          339          88.42         644
Illinois                                 107    20,516,838.65         5.53       7.540          352          86.27         617
Virginia                                  96    18,429,313.31         4.97       7.117          349          84.50         639
California                                64    17,668,936.57         4.76       6.611          348          75.79         653
New Jersey                                68    17,266,342.44         4.66       6.897          359          81.12         625
Pennsylvania                             115    16,235,336.64         4.38       7.343          348          85.96         632
Michigan                                 111    16,173,333.90         4.36       7.228          348          88.09         655
Indiana                                  116    13,635,417.44         3.68       7.430          347          85.88         634
Georgia                                   97    13,297,009.29         3.59       7.443          349          85.84         627
Tennessee                                 71     9,709,013.00         2.62       7.241          324          87.44         642
Massachusetts                             30     7,763,459.61         2.09       7.061          356          78.68         594
Connecticut                               39     7,142,961.95         1.93       6.986          351          78.92         627
Arizona                                   40     6,973,621.00         1.88       7.327          342          79.52         629
North Carolina                            51     6,836,084.87         1.84       7.382          342          86.80         636
Missouri                                  35     4,721,743.96         1.27       7.540          354          87.77         640
Kentucky                                  32     4,599,724.91         1.24       7.232          347          88.25         651
South Carolina                            33     4,490,268.75         1.21       7.574          355          83.83         613
Alabama                                   31     4,088,639.92         1.10       7.419          338          86.51         636
Texas                                     49     4,083,055.73         1.10       8.064          315          81.60         610
Nevada                                    14     3,959,528.54         1.07       7.448          359          82.30         618
Rhode Island                              14     3,369,063.00         0.91       7.101          359          75.21         615
Kansas                                    30     3,353,026.37         0.90       7.551          311          89.33         635
Colorado                                  15     3,041,892.15         0.82       7.311          352          87.01         657
Maine                                     16     2,916,962.60         0.79       7.110          328          81.51         623
Wisconsin                                 20     2,847,252.51         0.77       7.361          339          88.97         633
Washington                                16     2,593,520.85         0.70       7.273          345          82.96         623
Utah                                      14     1,945,496.62         0.52       7.280          353          86.30         646
Oklahoma                                  19     1,866,420.22         0.50       7.734          336          83.04         616
New Hampshire                              8     1,754,108.50         0.47       6.705          338          82.18         652
New Mexico                                12     1,705,121.18         0.46       7.709          358          88.54         608
Arkansas                                  16     1,607,671.81         0.43       7.948          328          81.76         604
Iowa                                      15     1,495,380.10         0.40       7.499          358          89.23         648
Minnesota                                 10     1,452,679.61         0.39       6.820          311          82.45         640
Delaware                                   7     1,186,488.95         0.32       6.764          359          83.52         627
Idaho                                      5     1,132,641.26         0.31       7.007          358          80.28         639
Oregon                                     6     1,129,957.65         0.30       7.722          337          78.47         563
Nebraska                                   7       840,911.53         0.23       7.695          333          95.96         661
Vermont                                    1       223,445.83         0.06       6.999          357          54.90         529
North Dakota                               1        97,940.63         0.03       8.500          359          84.85         525
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  2,114   370,810,681.03       100.00       7.187          347          82.48         632

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------






                        GROUP IA MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                         MINIMUM           MAXIMUM
                                                                                         -------           -------
Scheduled Principal Balance                                    $136,918,711.66         $22,974.62        $460,000.00
Average Scheduled Principal Balance                                $150,130.17
Number of Mortgage Loans                                                   912

Weighted Average Gross Coupon                                           7.327%             5.375%            12.500%
Weighted Average FICO Score                                                635                500                795
Weighted Average Original LTV                                           84.06%             10.00%            100.00%

Weighted Average Original Term                                      346 months         120 months         360 months
Weighted Average Stated Remaining Term                              344 months         117 months         360 months
Weighted Average Seasoning                                            2 months           0 months          17 months

Maturity Date                                                                        Jul. 1, 2015       Oct. 1, 2035
Maximum Zip Code Concentration                                          0.735%

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
CURRENT PRINCIPAL BALANCE ($)        LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
     0.01 -   50,000.00                   27     1,133,306.31         0.83       8.783          278          59.81         597
 50,000.01 - 100,000.00                  253    19,733,945.29        14.41       7.856          339          82.23         623
100,000.01 - 150,000.00                  240    30,110,025.12        21.99       7.532          343          84.91         628
150,000.01 - 200,000.00                  190    32,997,370.14        24.10       7.180          342          83.26         639
200,000.01 - 250,000.00                   99    22,375,717.53        16.34       7.053          346          79.82         644
250,000.01 - 300,000.00                   61    16,604,622.49        12.13       7.076          352          83.18         646
300,000.01 - 350,000.00                   35    11,168,233.92         8.16       7.162          345          82.50         633
350,000.01 - 400,000.00                    4     1,467,889.37         1.07       7.008          358          72.53         653
400,000.01 - 450,000.00                    2       867,601.49         0.63       6.702          358          80.00         658
450,000.01 - 500,000.00                    1       460,000.00         0.34       6.875          360          72.44         634
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48         635

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
CURRENT GROSS RATE                   LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
 5.000 -  5.499                            3       617,372.79         0.45       5.418          311          58.98         723
 5.500 -  5.999                           34     7,334,494.96         5.36       5.854          326          72.66         676
 6.000 -  6.499                           70    11,985,665.75         8.75       6.309          330          82.53         672
 6.500 -  6.999                          232    40,217,303.55        29.37       6.795          345          82.16         660
 7.000 -  7.499                          144    21,390,141.86        15.62       7.279          343          85.50         638
 7.500 -  7.999                          228    31,948,587.15        23.33       7.739          351          83.67         617
 8.000 -  8.499                           71     9,289,230.97         6.78       8.236          356          85.01         603
 8.500 -  8.999                           82     9,811,213.68         7.17       8.763          341          82.38         570
 9.000 -  9.499                           16     1,384,279.61         1.01       9.252          324          79.41         566
 9.500 -  9.999                           21     1,961,089.68         1.43       9.734          338          76.57         560
10.000 - 10.499                            2       279,765.97         0.20      10.338          359          76.18         550
10.500 - 10.999                            5       446,409.56         0.33      10.872          324          70.17         563
11.500 - 11.999                            3       203,194.92         0.15      11.664          357          63.95         550
12.500 - 12.999                            1        49,961.21         0.04      12.500          357          78.13         509
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48         635

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
FICO                                 LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
500 - 524                                 57     7,598,206.51         5.55       8.475          342          70.94         511
525 - 549                                 47     6,476,556.20         4.73       8.279          352          75.78         535
550 - 574                                 58     8,127,854.07         5.94       8.098          354          76.70         565
575 - 599                                 89    11,723,188.92         8.56       7.544          352          78.32         589
600 - 624                                143    22,561,151.14        16.48       7.376          336          82.52         613
625 - 649                                157    22,699,180.01        16.58       7.239          345          83.33         637
650 - 674                                158    24,837,747.30        18.14       7.102          346          87.05         661
675 - 699                                 94    14,887,790.59        10.87       6.885          339          85.29         686
700 - 724                                 51     8,330,596.31         6.08       6.789          338          85.90         712
725 - 749                                 32     5,051,034.15         3.69       6.707          338          87.68         736
750 - 774                                 21     3,442,627.66         2.51       6.768          342          87.19         759
775 - 799                                  5     1,182,778.80         0.86       6.439          357          65.48         787
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48         635

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
ORIGINAL LTV                         LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
 5.01 -  10.00                             1        46,000.00         0.03       8.990          180          10.00          590
15.01 -  20.00                             4       235,455.79         0.17       8.858          340          18.69          558
20.01 -  25.00                             2       130,151.69         0.10       8.332          308          22.74          614
25.01 -  30.00                             2       294,595.86         0.22       6.875          358          28.47          568
30.01 -  35.00                             4       316,783.45         0.23       6.911          335          32.68          656
35.01 -  40.00                             7       575,937.44         0.42       7.974          311          36.96          580
40.01 -  45.00                             7     1,386,714.57         1.01       6.637          316          43.14          719
45.01 -  50.00                             8     1,583,924.25         1.16       6.292          357          47.54          640
50.01 -  55.00                             8     1,354,755.86         0.99       6.981          321          53.08          626
55.01 -  60.00                            14     2,391,142.69         1.75       6.955          338          57.83          614
60.01 -  65.00                            27     4,414,851.11         3.22       7.747          344          63.02          589
65.01 -  70.00                            46     7,670,417.46         5.60       7.251          345          68.65          610
70.01 -  75.00                            58     9,934,853.01         7.26       7.408          337          73.79          598
75.01 -  80.00                           292    40,871,143.47        29.85       7.179          346          79.67          633
80.01 -  85.00                           107    15,897,911.95        11.61       7.631          348          84.34          616
85.01 -  90.00                           102    15,198,254.26        11.10       7.440          341          89.55          635
90.01 -  95.00                            59     9,631,263.37         7.03       7.319          344          94.37          658
95.01 - 100.00                           164    24,984,555.43        18.25       7.359          346          99.85          674
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48          635

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
ORIGINAL TERM (MONTHS)               LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
120                                        4       333,698.12         0.24       7.720          118          89.56         671
180                                       76     8,983,931.22         6.56       7.060          178          79.78         638
240                                       13     2,247,609.01         1.64       7.018          238          80.92         663
300                                        1       153,674.18         0.11       7.990          298         100.00         674
360                                      818   125,199,799.13        91.44       7.350          358          82.66         634
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48         635

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
STATED REMAINING TERM (MONTHS)       LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
 61 - 120                                  4       333,698.12         0.24       7.720          118          89.56         671
121 - 180                                 76     8,983,931.22         6.56       7.060          178          79.78         638
181 - 240                                 13     2,247,609.01         1.64       7.018          238          80.92         663
241 - 300                                  1       153,674.18         0.11       7.990          298         100.00         674
301 - 360                                818   125,199,799.13        91.44       7.350          358          82.66         634
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48         635

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
FRM/ARM                              LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                               912   136,918,711.66       100.00       7.327          344          82.48          635
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48          635

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
PRODUCT                              LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr                              763   115,225,255.09        84.16       7.401          358          82.28         631
Fixed 30 yr - 60mo IO                     55     9,974,544.04         7.29       6.766          358          87.03         668
Balloon 30/15                             31     4,268,626.30         3.12       6.575          178          81.63         653
Fixed 15 yr                               40     4,145,254.92         3.03       7.584          178          76.02         618
Fixed 20 yr                               12     1,917,609.01         1.40       7.023          238          77.64         660
Fixed 15 yr - 60mo IO                      5       570,050.00         0.42       6.874          178          93.24         672
Fixed 10 yr                                4       333,698.12         0.24       7.720          118          89.56         671
Fixed 20 yr - 60mo IO                      1       330,000.00         0.24       6.990          239         100.00         681
Fixed 25 yr                                1       153,674.18         0.11       7.990          298         100.00         674
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48         635

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
PREPAY PENALTY                       # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
ORIGINAL TERM (MONTHS)               LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
0                                        193    23,256,950.79        16.99       7.658          341          83.48         620
6                                          1       123,080.32         0.09       7.890          358          85.00         646
12                                       138    27,194,628.45        19.86       7.347          347          72.50         622
24                                        90    14,181,764.08        10.36       7.011          350          82.68         646
36                                       490    72,162,288.02        52.70       7.275          342          85.87         643
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48         635

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
LIEN                                 LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
First Lien                               912   136,918,711.66       100.00       7.327          344          82.48         635
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48         635

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
DOCUMENTATION TYPE                   LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Full Doc                                 692   100,771,874.51        73.60       7.318          343          84.85         632
SI                                       217    35,577,160.97        25.98       7.363          348          76.13         645
Alt Doc                                    2       329,946.14         0.24       7.760          357          69.75         594
Lite Doc                                   1       239,730.04         0.18       5.375          236          43.60         747
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48         635

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
LOAN PURPOSE                         LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                        750   115,970,208.60        84.70       7.326          342          81.96         633
Rate/Term Refinance                       72    11,109,749.78         8.11       7.109          352          86.03         652
Purchase                                  90     9,838,753.28         7.19       7.584          351          84.54         649
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48         635

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
PROPERTY TYPE                        LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                   832   122,557,148.18        89.51       7.331          343          83.17         635
Duplex                                    45     8,764,773.13         6.40       7.215          351          73.54         638
Condominium                               26     3,852,788.74         2.81       7.474          348          81.73         639
Triplex                                    5     1,004,491.07         0.73       6.814          358          84.72         681
Quadruplex                                 2       443,596.64         0.32       8.169          358          81.74         640
Townhouse                                  2       295,913.90         0.22       7.674          360          64.01         619
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48         635

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
OCCUPANCY TYPE                       LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                           854   129,252,674.21        94.40       7.307          343          82.99         633
Non-Owner Occupied                        58     7,666,037.45         5.60       7.669          351          73.82         667
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48         635

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
STATE                                LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
New York                                 122    25,170,548.61        18.38       7.300          347          70.61         624
Florida                                   58     9,323,997.57         6.81       7.358          350          82.13         638
Maryland                                  40     8,553,664.12         6.25       6.819          352          83.86         649
Michigan                                  60     8,347,541.88         6.10       7.204          346          89.95         661
Ohio                                      51     6,559,872.55         4.79       7.063          337          92.21         662
Indiana                                   55     5,905,604.55         4.31       7.568          344          87.71         635
Pennsylvania                              44     5,812,980.89         4.25       7.382          343          86.24         638
North Carolina                            46     5,438,107.76         3.97       7.518          338          87.71         636
Virginia                                  34     5,095,611.33         3.72       7.202          340          83.71         642
Georgia                                   37     4,601,060.54         3.36       7.717          342          86.80         620
South Carolina                            29     3,775,097.86         2.76       7.603          354          84.25         618
Illinois                                  21     3,613,905.80         2.64       7.481          358          89.80         630
Arizona                                   23     3,578,970.73         2.61       7.339          336          79.21         624
Tennessee                                 27     3,532,580.75         2.58       6.975          300          90.98         664
California                                18     3,239,812.35         2.37       6.693          337          70.55         659
New Jersey                                16     3,214,522.30         2.35       7.301          358          78.68         622
Massachusetts                             13     2,981,072.79         2.18       7.461          359          80.31         594
Texas                                     32     2,633,431.95         1.92       8.225          329          79.83         605
Kentucky                                  16     2,446,412.64         1.79       7.192          344          89.04         658
Missouri                                  16     2,341,766.06         1.71       7.317          349          91.60         672
Alabama                                   16     2,241,687.32         1.64       7.268          336          85.61         641
Kansas                                    22     2,165,789.36         1.58       7.495          297          90.59         642
Connecticut                               11     1,869,245.00         1.37       7.352          339          74.50         603
Arkansas                                  15     1,482,028.17         1.08       8.041          326          81.91         600
Colorado                                   8     1,388,212.97         1.01       7.118          358          88.02         669
Washington                                 8     1,386,896.44         1.01       7.225          358          83.90         642
Iowa                                      13     1,366,435.88         1.00       7.531          358          89.16         648
Wisconsin                                  9     1,344,573.83         0.98       7.233          340          90.15         662
Rhode Island                               6     1,301,955.45         0.95       7.479          359          83.44         596
Minnesota                                  6       857,130.02         0.63       6.716          315          79.27         647
Oregon                                     4       819,635.11         0.60       7.728          357          75.21         557
New Mexico                                 7       794,428.38         0.58       8.170          358          82.67         582
Nebraska                                   6       683,411.53         0.50       7.857          327          95.03         648
Nevada                                     3       637,822.07         0.47       7.880          358          83.04         647
Delaware                                   4       583,474.36         0.43       7.105          359          89.93         637
Oklahoma                                   6       569,705.13         0.42       8.071          359          81.61         586
Idaho                                      3       336,313.46         0.25       8.237          359          76.26         565
Utah                                       3       321,790.93         0.24       6.984          358          77.58         651
Maine                                      2       280,226.76         0.20       7.081          227          75.23         636
Vermont                                    1       223,445.83         0.16       6.999          357          54.90         529
North Dakota                               1        97,940.63         0.07       8.500          359          84.85         525
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    912   136,918,711.66       100.00       7.327          344          82.48         635

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------




                        GROUP IB MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                        MINIMUM           MAXIMUM
                                                                                        -------           -------
Scheduled Principal Balance                                $233,891,969.37            $30,0000.00        $846,000.00
Average Scheduled Principal Balance                            $194,822.87
Number of Mortgage Loans                                             1,202

Weighted Average Gross Coupon                                       7.105%                 4.990%            10.900%
Weighted Average FICO Score                                            630                    500                801
Weighted Average Original LTV                                       84.10%                 20.00%            100.00%

Weighted Average Original Term                                  351 months             120 months         360 months
Weighted Average Stated Remaining Term                          350 months             118 months         360 months
Weighted Average Seasoning                                        1 months               0 months           6 months

Maturity Date                                                                        Aug. 1, 2015       Oct. 1, 2035
Maximum Zip Code Concentration                                       0.74%     60629

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
CURRENT PRINCIPAL BALANCE ($)        LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                   15       667,568.54         0.29       7.813          299          55.15         599
 50,000.01 - 100,000.00                  228    17,962,018.71         7.68       7.781          337          82.68         620
100,000.01 - 150,000.00                  289    36,048,666.84        15.41       7.430          348          83.33         615
150,000.01 - 200,000.00                  254    44,213,560.90        18.90       7.206          346          83.46         622
200,000.01 - 250,000.00                  128    28,684,587.12        12.26       7.038          357          80.57         618
250,000.01 - 300,000.00                   82    22,461,870.13         9.60       7.010          348          81.52         629
300,000.01 - 350,000.00                   65    21,188,796.79         9.06       6.926          357          82.57         632
350,000.01 - 400,000.00                   62    23,176,556.19         9.91       6.798          355          82.81         645
400,000.01 - 450,000.00                   23     9,741,121.14         4.16       6.841          351          82.82         644
450,000.01 - 500,000.00                   28    13,469,553.86         5.76       6.844          346          83.75         668
500,000.01 - 550,000.00                   12     6,340,484.85         2.71       6.569          348          80.07         660
550,000.01 - 600,000.00                    8     4,524,965.08         1.93       6.517          358          83.46         647
600,000.01 - 650,000.00                    4     2,476,082.52         1.06       6.985          359          81.64         619
650,000.01 - 700,000.00                    2     1,379,999.99         0.59       5.996          358          79.32         695
700,000.01 - 750,000.00                    1       712,500.00         0.30       8.125          360          95.00         613
800,000.01 - 850,000.00                    1       843,636.71         0.36       6.375          357          79.07         784
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49         630

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
CURRENT GROSS RATE                   LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                            1        49,757.73         0.02       4.990          357          33.56         730
 5.500 -  5.999                           57    16,464,885.43         7.04       5.881          344          76.69         659
 6.000 -  6.499                          101    28,173,930.57        12.05       6.288          343          77.73         658
 6.500 -  6.999                          340    77,416,666.04        33.10       6.803          354          81.47         638
 7.000 -  7.499                          237    43,704,272.64        18.69       7.284          348          84.12         625
 7.500 -  7.999                          315    49,403,579.34        21.12       7.756          348          86.13         608
 8.000 -  8.499                           78    10,581,518.46         4.52       8.253          355          86.53         611
 8.500 -  8.999                           56     6,698,034.61         2.86       8.729          353          84.08         582
 9.000 -  9.499                            8       696,968.97         0.30       9.326          354          87.84         603
 9.500 -  9.999                            7       524,118.11         0.22       9.748          359          87.52         565
10.000 - 10.499                            1        94,361.59         0.04      10.390          359          80.00         522
10.500 - 10.999                            1        83,875.88         0.04      10.900          356          80.00         568
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49         630

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
FICO                                 LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
500 - 524                                 42     6,405,508.70         2.74       7.819          355          71.17         514
525 - 549                                 89    15,414,039.17         6.59       7.809          356          79.10         537
550 - 574                                 74    12,563,271.92         5.37       7.378          347          78.97         566
575 - 599                                180    32,124,941.75        13.73       7.066          348          79.89         590
600 - 624                                225    41,766,281.18        17.86       7.077          353          82.17         614
625 - 649                                232    46,149,665.53        19.73       7.110          350          84.18         636
650 - 674                                166    33,329,176.60        14.25       7.078          346          86.56         661
675 - 699                                 95    20,923,652.84         8.95       6.943          347          84.99         685
700 - 724                                 45    11,438,226.76         4.89       6.740          347          85.04         710
725 - 749                                 34     8,454,162.47         3.61       6.501          356          80.34         735
750 - 774                                  9     2,329,538.81         1.00       6.612          358          79.71         765
775 - 799                                 10     2,909,351.02         1.24       6.444          315          80.70         786
800 - 824                                  1        84,152.62         0.04       6.125          357          80.00         801
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49         630

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
ORIGINAL LTV                         LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
15.01 -  20.00                             1        31,905.89         0.01       9.250          238          20.00         634
25.01 -  30.00                             4       304,388.85         0.13       7.355          292          28.21         577
30.01 -  35.00                             1        49,757.73         0.02       4.990          357          33.56         730
35.01 -  40.00                             4       495,779.89         0.21       6.544          297          38.52         630
40.01 -  45.00                             7     1,115,942.54         0.48       6.770          346          42.52         589
45.01 -  50.00                             8     1,273,113.20         0.54       6.859          358          47.18         615
50.01 -  55.00                            13     2,228,527.50         0.95       6.830          338          52.80         600
55.01 -  60.00                            17     2,499,428.13         1.07       6.870          350          57.59         613
60.01 -  65.00                            25     4,687,887.22         2.00       6.926          348          63.27         614
65.01 -  70.00                            54    11,028,121.16         4.72       6.949          355          68.27         606
70.01 -  75.00                            89    19,672,237.02         8.41       6.876          352          73.60         615
75.01 -  80.00                           401    80,169,477.14        34.28       6.942          352          79.52         638
80.01 -  85.00                           166    31,691,550.11        13.55       7.115          348          84.14         618
85.01 -  90.00                           202    39,881,416.25        17.05       7.304          345          89.47         622
90.01 -  95.00                            75    14,219,366.98         6.08       7.368          348          94.32         641
95.01 - 100.00                           135    24,543,069.76        10.49       7.522          350          99.65         663
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49         630

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
ORIGINAL TERM (MONTHS)               LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
120                                        4       412,283.28         0.18       7.569          119          73.55         619
180                                       55     8,148,793.76         3.48       6.908          178          82.17         645
240                                       27     4,257,957.21         1.82       7.153          239          85.97         643
300                                        2       288,319.98         0.12       6.600          299          82.12         592
360                                    1,114   220,784,615.14        94.40       7.111          359          82.45         629
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49         630

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
STATED REMAINING TERM (MONTHS)       LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
 61 - 120                                  4       412,283.28         0.18       7.569          119          73.55         619
121 - 180                                 55     8,148,793.76         3.48       6.908          178          82.17         645
181 - 240                                 27     4,257,957.21         1.82       7.153          239          85.97         643
241 - 300                                  2       288,319.98         0.12       6.600          299          82.12         592
301 - 360                              1,114   220,784,615.14        94.40       7.111          359          82.45         629
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49         630

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
FRM/ARM                              LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                             1,202   233,891,969.37       100.00       7.105          350          82.49          630
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49          630

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
PRODUCT                              LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr                            1,059   202,742,448.90        86.68       7.149          359          82.38         626
Fixed 30 yr - 60mo IO                     55    18,042,166.24         7.71       6.683          358          83.17         666
Fixed 20 yr                               27     4,257,957.21         1.82       7.153          239          85.97         643
Balloon 30/15                             21     4,102,027.46         1.75       6.595          178          86.64         661
Fixed 15 yr                               33     3,642,766.30         1.56       7.368          179          76.82         626
Fixed 10 yr                                4       412,283.28         0.18       7.569          119          73.55         619
Fixed 15 yr - 60mo IO                      1       404,000.00         0.17       5.940          178          84.98         641
Fixed 25 yr                                2       288,319.98         0.12       6.600          299          82.12         592
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49         630

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
PREPAY PENALTY                       # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
ORIGINAL TERM (MONTHS)               LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
0                                         27     5,981,659.79         2.56       7.656          353          84.82          657
12                                        37    14,281,255.54         6.11       6.888          355          78.70          670
24                                        20     6,080,180.87         2.60       6.644          288          86.99          665
36                                        64    17,373,043.60         7.43       7.091          340          86.15          661
48                                         7       852,579.11         0.36       7.213          359          75.61          629
60                                     1,047   189,323,250.46        80.94       7.119          352          82.25          622
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49          630


                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
LIEN                                 LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
First Lien                             1,202   233,891,969.37       100.00       7.105          350          82.49          630
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49          630

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
DOCUMENTATION TYPE                   LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Full Doc                                 878   160,449,841.54        68.60       7.102          348          83.90         622
SI                                       317    70,639,185.03        30.20       7.103          352          79.18         649
Alt Doc                                    7     2,802,942.80         1.20       7.312          358          85.03         628
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49         630

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
LOAN PURPOSE                         LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                        953   185,173,159.91        79.17       7.094          349          82.10         624
Purchase                                 171    35,622,447.76        15.23       7.182          351          84.01         665
Rate/Term Refinance                       78    13,096,361.70         5.60       7.043          346          83.76         619
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49         630

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
PROPERTY TYPE                        LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                 1,080   205,194,785.83        87.73       7.110          349          83.04         630
Duplex                                    64    17,435,106.93         7.45       6.980          356          77.54         643
Condominium                               38     6,546,132.64         2.80       7.265          349          79.57         623
Triplex                                   10     2,472,798.51         1.06       7.013          359          74.31         643
Townhouse                                  5     1,076,021.23         0.46       7.200          359          84.55         583
Quadruplex                                 2       801,629.15         0.34       7.299          359          92.29         597
Row Home                                   3       365,495.08         0.16       7.491          311          87.94         623
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49         630

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
OCCUPANCY TYPE                       LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                         1,149   223,576,230.69        95.59       7.095          349          82.80          630
Non-Owner Occupied                        53    10,315,738.68         4.41       7.320          356          75.81          643
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49          630

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                        [October 11, 2005]
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                                                               WEIGHTED       AVERAGE
                                                    CURRENT        PCT BY       AVERAGE       STATED       WEIGHTED      WEIGHTED
                                     # OF          PRINCIPAL        CURR         GROSS       REMAINING      AVERAGE      AVERAGE
STATE                                LOANS          BALANCE       PRIN BAL      COUPON         TERM        ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
New York                                 108    32,893,258.38        14.06       6.901          358          79.60         641
Maryland                                 102    25,890,906.22        11.07       6.902          342          81.38         616
Illinois                                  86    16,902,932.85         7.23       7.552          351          85.52         614
Ohio                                     113    15,358,831.97         6.57       7.338          340          86.81         636
Florida                                   89    14,908,989.76         6.37       7.128          352          78.79         625
California                                46    14,429,124.22         6.17       6.593          350          76.97         652
New Jersey                                52    14,051,820.14         6.01       6.804          359          81.68         626
Virginia                                  62    13,333,701.98         5.70       7.084          353          84.80         638
Pennsylvania                              71    10,422,355.75         4.46       7.321          351          85.80         628
Georgia                                   60     8,695,948.75         3.72       7.297          353          85.33         631
Michigan                                  51     7,825,792.02         3.35       7.254          349          86.11         648
Indiana                                   61     7,729,812.89         3.30       7.325          350          84.49         633
Tennessee                                 44     6,176,432.25         2.64       7.393          337          85.42         630
Connecticut                               28     5,273,716.95         2.25       6.856          355          80.49         635
Massachusetts                             17     4,782,386.82         2.04       6.812          355          77.67         595
Arizona                                   17     3,394,650.27         1.45       7.314          349          79.84         635
Nevada                                    11     3,321,706.47         1.42       7.365          359          82.15         613
Maine                                     14     2,636,735.84         1.13       7.113          339          82.18         622
Missouri                                  19     2,379,977.90         1.02       7.760          359          84.00         608
Kentucky                                  16     2,153,312.27         0.92       7.279          350          87.34         642
Rhode Island                               8     2,067,107.55         0.88       6.864          359          70.02         626
Alabama                                   15     1,846,952.60         0.79       7.602          342          87.60         629
New Hampshire                              8     1,754,108.50         0.75       6.705          338          82.18         652
Colorado                                   7     1,653,679.18         0.71       7.472          346          86.17         648
Utah                                      11     1,623,705.69         0.69       7.339          353          88.03         645
Wisconsin                                 11     1,502,678.68         0.64       7.476          338          87.92         608
Texas                                     17     1,449,623.78         0.62       7.772          290          84.84         619
North Carolina                             5     1,397,977.11         0.60       6.851          358          83.26         634
Oklahoma                                  13     1,296,715.09         0.55       7.586          326          83.66         629
Washington                                 8     1,206,624.41         0.52       7.328          330          81.88         602
Kansas                                     8     1,187,237.01         0.51       7.653          336          87.04         623
New Mexico                                 5       910,692.80         0.39       7.306          359          93.67         630
Idaho                                      2       796,327.80         0.34       6.488          357          81.98         671
South Carolina                             4       715,170.89         0.31       7.423          358          81.65         584
Delaware                                   3       603,014.59         0.26       6.435          358          77.31         617
Minnesota                                  4       595,549.59         0.25       6.971          305          87.02         632
Oregon                                     2       310,322.54         0.13       7.705          284          87.10         580
Nebraska                                   1       157,500.00         0.07       6.990          360         100.00         720
Iowa                                       2       128,944.22         0.06       7.162          358          90.00         656
Arkansas                                   1       125,643.64         0.05       6.850          355          80.00         648
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,202   233,891,969.37       100.00       7.105          350          82.49         630

            F R I E D M A N    B I L L I N G S    R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                          GROUP II MORTGAGE LOAN STATISTICS

                                                AS OF THE CUT-OFF DATE


                                                                                          MINIMUM            MAXIMUM
                                                                                          -------            -------
Scheduled Principal Balance                                $446,191,828.94             $30,622.05        $920,000.00
Average Scheduled Principal Balance                            $196,473.72
Number of Mortgage Loans                                             2,271

Weighted Average Gross Coupon                                       7.084%                 4.990%            11.990%
Weighted Average FICO Score                                            632                    500                814
Weighted Average Original LTV                                       83.11%                 25.41%            100.00%

Weighted Average Original Term                                  360 months             360 months         360 months
Weighted Average Stated Remaining Term                          358 months             338 months         360 months
Weighted Average Seasoning                                        2 months               0 months          22 months

Weighted Average Gross Margin                                       6.483%                 1.610%             9.990%
Weighted Average Minimum Interest Rate                              6.926%                 3.490%            11.990%
Weighted Average Maximum Interest Rate                             13.628%                10.500%            19.490%
Weighted Average Initial Rate Cap                                   2.985%                 1.000%             4.950%
Weighted Average Subsequent Rate Cap                                1.070%                 1.000%             2.000%
Weighted Average Months to Roll                                  27 months               2 months          60 months

Maturity Date                                                                        Dec. 1, 2033        Oct 1, 2035
Maximum Zip Code Concentration                                      0.37 %92563




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       66

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
CURRENT PRINCIPAL BALANCE ($)   LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
      0.01 - 50,000.00            11           491,938.22         0.11       8.214        359          73.65           598
 50,000.01 - 100,000.00          375        29,807,658.01         6.68       7.450        358          83.01           621
100,000.01 - 150,000.00          558        69,952,751.00        15.68       7.289        358          83.66           626
150,000.01 - 200,000.00          466        81,358,469.27        18.23       7.050        358          83.51           631
200,000.01 - 250,000.00          282        63,315,439.53        14.19       7.038        358          82.96           631
250,000.01 - 300,000.00          222        60,708,265.06        13.61       6.964        358          82.72           630
300,000.01 - 350,000.00          139        45,081,845.49        10.10       6.945        358          83.04           632
350,000.01 - 400,000.00           91        34,269,217.91         7.68       7.127        358          83.75           635
400,000.01 - 450,000.00           56        23,857,794.99         5.35       6.901        358          82.60           641
450,000.01 - 500,000.00           42        20,129,524.92         4.51       7.156        358          83.76           641
500,000.01 - 550,000.00           13         6,807,162.47         1.53       6.694        358          83.37           659
550,000.01 - 600,000.00            8         4,584,157.67         1.03       7.419        359          79.17           667
600,000.01 - 650,000.00            2         1,254,529.20         0.28       6.222        357          82.49           635
650,000.01 - 700,000.00            1           686,900.00         0.15       5.650        358          89.21           678
700,000.01 - 750,000.00            4         2,966,175.20         0.66       6.379        358          71.93           646
900,000.01 - 950,000.00            1           920,000.00         0.21       7.250        359          80.00           730
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          2,271       446,191,828.94       100.00       7.084        358          83.11           632


                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
CURRENT GROSS RATE              LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                    4         1,121,869.95         0.25       4.990        358          81.42            647
 5.000 -  5.499                   22         5,433,878.87         1.22       5.364        358          78.52            696
 5.500 -  5.999                  145        34,069,874.55         7.64       5.858        359          82.63            660
 6.000 -  6.499                  336        68,247,741.06        15.30       6.301        358          81.89            651
 6.500 -  6.999                  679       139,085,573.25        31.17       6.766        358          83.51            640
 7.000 -  7.499                  381        70,657,310.18        15.84       7.265        358          83.75            641
 7.500 -  7.999                  370        73,538,045.86        16.48       7.748        358          83.42            610
 8.000 -  8.499                  130        23,167,060.88         5.19       8.257        358          84.28            595
 8.500 -  8.999                  117        20,003,637.30         4.48       8.761        358          82.39            577
 9.000 -  9.499                   35         4,281,131.73         0.96       9.257        358          83.60            565
 9.500 -  9.999                   33         4,453,249.54         1.00       9.717        358          82.45            562
10.000 - 10.499                    8           804,829.66         0.18      10.250        358          81.29            570
10.500 - 10.999                    8         1,067,361.64         0.24      10.849        358          79.98            551
11.000 - 11.499                    1           104,966.38         0.02      11.490        359          50.00            557
11.500 - 11.999                    2           155,298.09         0.03      11.675        359          80.74            577
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          2,271       446,191,828.94       100.00       7.084        358          83.11            632




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       67

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
FICO                            LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                         124      23,793,339.03         5.33         8.126        357          73.21           514
525 - 549                          82      15,775,268.13         3.54         8.288        359          76.44           537
550 - 574                         123      25,556,624.40         5.73         7.629        358          81.22           563
575 - 599                         297      50,905,207.97        11.41         7.281        358          83.04           589
600 - 624                         396      70,833,262.42        15.88         7.046        358          82.85           613
625 - 649                         474      95,783,487.68        21.47         6.927        358          85.05           636
650 - 674                         380      76,774,410.68        17.21         6.852        358          84.65           661
675 - 699                         195      40,737,234.25         9.13         6.762        358          85.64           686
700 - 724                          89      18,989,790.43         4.26         6.644        358          81.86           710
725 - 749                          52      11,743,131.90         2.63         6.627        358          84.89           736
750 - 774                          42      11,242,659.56         2.52         6.827        358          84.90           762
775 - 799                           9       2,850,793.43         0.64         6.430        359          80.69           786
800 - 824                           8       1,206,619.06         0.27         6.638        358          78.77           806
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271     446,191,828.94       100.00         7.084        358          83.11           632

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
ORIGINAL LTV                    LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
25.01 -  30.00                      3         312,360.76         0.07         7.802        359          27.37            608
35.01 -  40.00                      1          61,764.72         0.01         9.350        357          37.76            572
40.01 -  45.00                      7       1,134,238.06         0.25         8.265        358          43.17            539
45.01 -  50.00                      3         427,492.12         0.10         7.969        359          47.61            623
50.01 -  55.00                     11       2,204,870.12         0.49         7.348        358          53.18            578
55.01 -  60.00                     25       4,856,277.66         1.09         7.103        359          57.66            615
60.01 -  65.00                     27       5,238,508.35         1.17         7.461        358          63.96            555
65.01 -  70.00                     63      13,124,160.87         2.94         7.221        358          68.78            598
70.01 -  75.00                     93      19,492,038.80         4.37         7.425        358          73.97            588
75.01 -  80.00                  1,194     230,610,329.33        51.68         6.941        358          79.85            639
80.01 -  85.00                    173      37,964,965.98         8.51         7.082        358          84.45            607
85.01 -  90.00                    295      62,598,281.27        14.03         7.226        358          89.64            629
90.01 -  95.00                     97      19,585,866.43         4.39         7.382        358          94.57            641
95.01 - 100.00                    279      48,580,674.47        10.89         7.190        358          99.72            663
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271     446,191,828.94       100.00         7.084        358          83.11            632




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                      68

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
ORIGINAL TERM (MONTHS)          LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
360                             1,105        197,269,856.47     100.00       7.082        359          85.92            629
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,105        197,269,856.47     100.00       7.082        359          85.92            629

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
STATED REMAINING TERM (MONTHS)  LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
360                             2,271        446,191,828.94     100.00       7.084        358          83.11            632
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271        446,191,828.94     100.00       7.084        358          83.11            632

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
FRM/ARM                         LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM                             2,271        446,191,828.94     100.00       7.084        358          83.11            632
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271        446,191,828.94     100.00       7.084        358          83.11            632

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
PRODUCT                         LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                        1,292        223,304,757.01      50.05       7.279        358          82.60            618
ARM 2/28 - 60mo IO                487        114,643,460.19      25.69       6.877        358          83.54            650
ARM 3/27                          270         53,081,132.62      11.90       7.232        358          83.74            626
ARM 3/27 - 60mo IO                102         25,941,717.45       5.81       6.625        358          84.00            658
ARM 5/25                           85         19,158,682.51       4.29       6.751        359          83.92            641
ARM 5/25 - 60mo IO                 35         10,062,079.16       2.26       6.159        359          82.36            681
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271        446,191,828.94     100.00       7.084        358          83.11            632




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                      69

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
PREPAY PENALTY ORIGINAL         # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
  TERM (MONTHS)                 LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
0                                 452       86,270,881.45        19.33        7.335        358          83.19           633
6                                   2          202,071.32         0.05        8.248        359          80.00           577
12                                195       55,429,072.60        12.42        7.286        358          81.42           621
24                              1,139      206,454,667.90        46.27        6.981        358          83.19           634
36                                354       70,560,449.65        15.81        7.084        358          83.71           629
60                                129       27,274,686.02         6.11        6.659        359          84.23           643
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271      446,191,828.94       100.00        7.084        358          83.11           632

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
LIEN                            LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                      2,271      446,191,828.94       100.00        7.084        358          83.11           632
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271      446,191,828.94       100.00        7.084        358          83.11           632

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
DOCUMENTATION TYPE              LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                        1,412      259,829,636.56        58.23        6.951        358          84.68           621
SI                                838      180,461,240.47        40.44        7.272        358          80.85           647
Alt Doc                            19        5,460,407.53         1.22        7.264        358          82.68           626
Lite Doc                            2          440,544.38         0.10        6.486        358          88.74           693
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271      446,191,828.94       100.00        7.084        358          83.11           632

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
LOAN PURPOSE                    LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance               1,259      259,142,382.82        58.08        7.117        358          83.01            618
Purchase                          914      170,041,892.90        38.11        7.059        358          83.03            654
Rate/Term Refinance                98       17,007,553.22         3.81        6.842        358          85.49            630
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271      446,191,828.94       100.00        7.084        358          83.11            632




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       70

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
PROPERTY TYPE                   LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached          2,013      388,161,241.33        86.99        7.064        358          83.39           632
Duplex                            104       28,360,081.28         6.36        7.271        358          79.63           615
Condominium                       137       25,429,761.12         5.70        7.146        358          82.27           639
Triplex                             8        2,567,607.71         0.58        7.461        358          84.72           670
Townhouse                           7        1,372,987.60         0.31        7.073        359          89.24           642
Quadruplex                          1          178,850.06         0.04        6.890        359          68.58           795
Row Home                            1          121,299.84         0.03        6.990        358          90.00           574
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271      446,191,828.94       100.00        7.084        358          83.11           632

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
OCCUPANCY TYPE                  LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                  2,208      434,829,747.85        97.45        7.068        358          83.13           631
Non-Owner Occupied                 62       11,203,018.27         2.51        7.689        358          82.51           665
Second Home                         1          159,062.82         0.04        7.500        358          90.00           655
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271      446,191,828.94       100.00        7.084        358          83.11           632




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
STATE                           LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
California                        172      53,651,353.57          12.02       6.970        358          80.19           641
Florida                           233      45,488,712.67          10.19       7.172        358          82.05           638
New York                          122      39,290,259.90           8.81       7.270        358          78.64           602
Michigan                          267      36,417,497.58           8.16       7.022        358          85.23           637
Maryland                          124      32,071,770.00           7.19       6.979        358          84.80           639
Illinois                          102      23,182,472.11           5.20       7.094        358          83.42           647
New Jersey                         76      19,548,205.62           4.38       7.277        358          80.99           604
Arizona                           109      19,160,175.46           4.29       7.006        359          82.88           648
Virginia                           81      18,679,074.49           4.19       6.945        358          83.98           633
Massachusetts                      56      14,614,853.33           3.28       6.892        358          80.63           626
Ohio                              104      14,525,183.27           3.26       6.978        358          86.78           637
Nevada                             52      13,255,920.67           2.97       6.769        358          84.39           649
Indiana                           105      12,388,880.23           2.78       7.082        358          84.56           634
Wisconsin                          68      10,198,657.99           2.29       7.373        359          86.50           635
Georgia                            58       9,724,320.19           2.18       7.146        358          84.98           627
Colorado                           47       8,525,801.12           1.91       6.718        359          83.97           660
Pennsylvania                       63       8,415,426.40           1.89       7.429        358          86.06           613
North Carolina                     60       8,108,193.72           1.82       6.994        358          86.53           636
Missouri                           66       8,057,795.02           1.81       7.184        358          85.99           623
Connecticut                        23       6,010,888.08           1.35       7.359        358          83.82           601
Washington                         27       5,442,364.98           1.22       7.102        357          82.62           622
Rhode Island                       17       4,217,827.53           0.95       7.004        358          84.31           612
Kansas                             38       4,185,426.06           0.94       7.185        358          87.25           639
Texas                              23       3,937,304.75           0.88       7.837        358          89.76           637
Tennessee                          29       3,585,068.13           0.80       6.740        358          87.64           642
Minnesota                          20       3,530,085.29           0.79       6.638        358          81.22           644
South Carolina                     26       3,218,380.13           0.72       7.629        358          88.88           636
Kentucky                           21       2,833,034.88           0.63       6.820        359          83.28           626
Delaware                            9       2,342,197.36           0.52       7.098        359          80.07           593
Utah                               13       2,214,960.06           0.50       7.431        359          85.93           620
Oregon                             12       2,157,041.87           0.48       7.013        358          85.67           639
Alabama                            14       2,037,318.90           0.46       7.282        359          81.75           613
Oklahoma                            7         994,457.22           0.22       7.463        358          82.34           657
Nebraska                            7         922,503.48           0.21       7.289        359          91.36           658
Maine                               4         629,822.84           0.14       7.332        358          88.63           633
New Mexico                          4         618,460.12           0.14       7.649        359          85.52           602
Iowa                                3         569,227.01           0.13       6.937        358          85.31           624
New Hampshire                       2         475,249.83           0.11       6.721        358          82.69           572
Idaho                               3         441,608.05           0.10       7.991        359          78.67           537
Arkansas                            3         338,949.03           0.08       8.183        359          67.08           562
Vermont                             1         185,100.00           0.04       7.490        358          74.04           618
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271     446,191,828.94         100.00       7.084        358          83.11           632




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
GROSS MARGIN                    LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                       5        1,373,326.28         0.31        5.786        359          82.38           648
2.000 - 2.499                      10        2,656,313.50         0.60        6.122        358          78.55           687
2.500 - 2.999                       8        2,057,989.03         0.46        6.515        358          77.90           599
3.000 - 3.499                       5        1,026,399.93         0.23        7.106        358          86.00           591
3.500 - 3.999                      19        5,333,696.25         1.20        7.359        358          81.59           646
4.000 - 4.499                      14        3,353,747.47         0.75        6.686        358          83.18           679
4.500 - 4.999                      39        8,156,990.34         1.83        6.328        358          80.74           650
5.000 - 5.499                     113       27,214,280.10         6.10        6.019        358          82.47           666
5.500 - 5.999                     397       83,292,273.42        18.67        6.544        358          82.29           651
6.000 - 6.499                     507      100,293,715.98        22.48        6.698        358          84.11           642
6.500 - 6.999                     435       85,934,474.45        19.26        7.247        359          83.48           632
7.000 - 7.499                     243       44,665,233.35        10.01        7.653        358          84.37           618
7.500 - 7.999                     288       53,036,226.93        11.89        7.853        358          81.13           589
8.000 - 8.499                      96       14,565,381.45         3.26        8.477        358          86.03           597
8.500 - 8.999                      67        9,769,724.09         2.19        8.784        358          84.08           589
9.000 - 9.499                      21        2,630,258.58         0.59        9.104        358          82.24           581
9.500 - 9.999                       4          831,797.79         0.19        9.202        358          84.58           566
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271      446,191,828.94       100.00        7.084        358          83.11           632

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
MINIMUM INTEREST RATE           LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 3.000 - 3.499                     1           129,610.15         0.03        6.690        358          85.00           595
 3.500 - 3.999                     3           846,245.54         0.19        6.598        358          81.52           650
 4.000 - 4.499                     1           189,713.70         0.04        7.440        358          95.00           621
 4.500 - 4.999                    13         2,808,022.09         0.63        5.734        358          82.60           660
 5.000 - 5.499                    59        14,075,574.24         3.15        5.889        358          82.98           673
 5.500 - 5.999                   208        46,118,556.71        10.34        6.227        358          83.26           652
 6.000 - 6.499                   380        81,693,529.94        18.31        6.482        358          82.65           648
 6.500 - 6.999                   606       121,620,791.17        27.26        6.850        358          83.20           638
 7.000 - 7.499                   342        63,405,423.68        14.21        7.347        358          83.30           636
 7.500 - 7.999                   386        72,211,051.66        16.18        7.783        358          82.82           607
 8.000 - 8.499                   101        16,647,956.17         3.73        8.269        358          84.43           601
 8.500 - 8.999                   103        17,906,318.02         4.01        8.790        358          84.01           578
 9.000 - 9.499                    30         3,769,403.53         0.84        8.971        358          85.09           574
 9.500 - 9.999                    24         3,358,175.97         0.75        9.625        358          81.43           556
10.000 - 10.499                    4           427,833.11         0.10       10.284        359          81.09           557
10.500 - 10.999                    7           723,358.79         0.16       10.782        358          77.60           552
11.000 - 11.499                    1           104,966.38         0.02       11.490        359          50.00           557
11.500 - 11.999                    2           155,298.09         0.03       11.675        359          80.74           577
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          2,271       446,191,828.94       100.00        7.084        358          83.11           632




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
MAXIMUM INTEREST RATE           LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                    4          894,754.33          0.20        5.245        358          82.03           635
11.000 - 11.499                   18        4,809,064.70          1.08        5.502        359          78.82           696
11.500 - 11.999                   94       22,854,498.42          5.12        5.898        359          82.83           651
12.000 - 12.499                  120       28,310,907.48          6.35        6.260        358          81.87           647
12.500 - 12.999                  347       76,809,948.01         17.21        6.634        358          82.82           638
13.000 - 13.499                  405       78,983,333.28         17.70        6.778        358          82.91           643
13.500 - 13.999                  589      112,104,538.20         25.12        7.157        358          84.32           633
14.000 - 14.499                  304       53,925,018.48         12.09        7.593        358          83.89           629
14.500 - 14.999                  204       34,363,519.03          7.70        8.154        358          83.83           613
15.000 - 15.499                   65        8,231,842.24          1.84        8.662        358          83.61           588
15.500 - 15.999                   49        7,262,694.52          1.63        9.108        358          82.97           571
16.000 - 16.499                   15        1,746,804.08          0.39        9.369        359          84.79           595
16.500 - 16.999                   20        5,614,426.25          1.26        7.460        359          78.74           626
17.000 - 17.499                    8        1,835,345.44          0.41        7.809        358          74.13           590
17.500 - 17.999                   19        4,966,323.33          1.11        8.130        358          77.33           547
18.000 - 18.499                    2          896,242.42          0.20        8.333        359          78.69           583
18.500 - 18.999                    7        2,148,217.08          0.48        8.737        358          68.66           532
19.000 - 19.499                    1          434,351.65          0.10        9.490        357          79.82           508
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          2,271      446,191,828.94        100.00        7.084        358          83.11           632

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
INITIAL PERIODIC RATE CAP       LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                               2         156,713.78          0.04        9.639        357          84.31           568
1.500                              15       3,295,232.07          0.74        7.109        358          82.30           616
2.000                               8       1,831,401.79          0.41        7.439        359          87.85           691
3.000                           2,244     440,483,680.94         98.72        7.081        358          83.09           632
3.250                               1         271,999.84          0.06        6.750        356          89.18           689
4.950                               1         152,800.52          0.03        8.240        358         100.00           650
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271     446,191,828.94        100.00        7.084        358          83.11           632

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
SUBSEQUENT PERIODIC RATE CAP    LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                           2,080      402,806,742.87        90.28        7.116        358          83.19           629
1.500                             104       23,880,964.31         5.35        6.765        359          84.35           653
2.000                              87       19,504,121.76         4.37        6.807        357          80.02           674
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           2,271      446,191,828.94       100.00        7.084        358          83.11           632




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                        GROUP IIA MORTGAGE LOAN STATISTICS

                                              AS OF THE CUT-OFF DATE

                                                                                          MINIMUM            MAXIMUM
                                                                                          -------            -------
Scheduled Principal Balance                                $216,374,528.94             $30,622.05        $549,211.25
Average Scheduled Principal Balance                            $164,168.84
Number of Mortgage Loans                                             1,318

Weighted Average Gross Coupon                                       7.157%                 4.990%            11.990%
Weighted Average FICO Score                                            622                    500                814
Weighted Average Original LTV                                       83.43%                 27.64%            100.00%

Weighted Average Original Term                                  360 months             360 months         360 months
Weighted Average Stated Remaining Term                          358 months             342 months         360 months
Weighted Average Seasoning                                        2 months               0 months          18 months

Weighted Average Gross Margin                                       6.552%                 1.700%             9.990%
Weighted Average Minimum Interest Rate                              6.986%                 3.490%            11.990%
Weighted Average Maximum Interest Rate                             13.716%               10.9900%            18.500%
Weighted Average Initial Rate Cap                                   2.988%                 1.000%             2.000%
Weighted Average Subsequent Rate Cap                                1.043%                 1.000%             2.000%
Weighted Average Months to Roll                                  26 months               6 months          60 months

Maturity Date                                                                        Apr. 1, 2034        Oct 1, 2035
Maximum Zip Code Concentration                                       0.55%     11420




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       75

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
CURRENT PRINCIPAL BALANCE ($)   LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00            10         441,990.43          0.20        8.493        359          75.16           593
 50,000.01 - 100,000.00           291      23,123,601.75         10.69        7.432        358          83.32           622
100,000.01 - 150,000.00           390      48,653,572.12         22.49        7.261        358          83.64           626
150,000.01 - 200,000.00           275      47,973,519.39         22.17        7.042        358          83.55           629
200,000.01 - 250,000.00           138      30,915,793.37         14.29        7.138        358          83.38           621
250,000.01 - 300,000.00           118      32,234,258.26         14.90        7.037        358          83.29           615
300,000.01 - 350,000.00            71      22,947,203.63         10.61        7.066        358          83.02           620
350,000.01 - 400,000.00            11       3,931,354.19          1.82        7.594        358          82.36           587
400,000.01 - 450,000.00            12       5,145,648.84          2.38        6.765        358          83.75           623
450,000.01 - 500,000.00             1         458,375.71          0.21        7.950        358          90.00           576
500,000.01 - 550,000.00             1         549,211.25          0.25        7.250        358          92.17           643
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318     216,374,528.94        100.00        7.157        358          83.43           622

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
CURRENT GROSS RATE              LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                    2          539,980.11          0.25        4.990        358          82.94           676
 5.000 -  5.499                    9        1,576,470.75          0.73        5.378        358          75.92           691
 5.500 -  5.999                   78       15,908,098.05          7.35        5.868        358          82.57           660
 6.000 -  6.499                  193       33,168,890.15         15.33        6.302        358          82.65           647
 6.500 -  6.999                  374       62,003,591.33         28.66        6.772        358          84.36           631
 7.000 -  7.499                  224       33,817,927.13         15.63        7.265        358          84.41           630
 7.500 -  7.999                  223       39,182,294.45         18.11        7.769        358          83.27           598
 8.000 -  8.499                   83       11,897,999.39          5.50        8.266        359          82.74           587
 8.500 -  8.999                   74       11,457,707.46          5.30        8.742        358          82.75           573
 9.000 -  9.499                   23        2,547,445.17          1.18        9.267        358          83.37           575
 9.500 -  9.999                   22        2,853,532.66          1.32        9.698        358          79.84           552
10.000 - 10.499                    5          431,102.21          0.20       10.327        359          81.08           566
10.500 - 10.999                    5          729,225.61          0.34       10.843        358          80.56           546
11.000 - 11.499                    1          104,966.38          0.05       11.490        359          50.00           557
11.500 - 11.999                    2          155,298.09          0.07       11.675        359          80.74           577
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          1,318      216,374,528.94        100.00        7.157        358          83.43           622




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
FICO                            LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                          89      16,002,172.55          7.40        8.097        357          73.65           513
525 - 549                          61      10,858,128.14          5.02        8.294        359          76.96           537
550 - 574                          84      16,268,283.04          7.52        7.512        358          79.72           563
575 - 599                         186      28,394,386.89         13.12        7.301        358          83.13           589
600 - 624                         234      35,481,282.47         16.40        7.073        358          83.03           612
625 - 649                         253      41,083,430.15         18.99        6.959        358          86.02           637
650 - 674                         201      32,683,662.41         15.11        6.873        358          86.02           661
675 - 699                         109      18,936,322.01          8.75        6.782        358          87.79           687
700 - 724                          44       7,041,130.21          3.25        6.655        358          83.96           709
725 - 749                          29       5,176,289.10          2.39        6.375        359          86.32           738
750 - 774                          19       3,194,309.28          1.48        6.658        358          87.16           761
775 - 799                           4         691,193.41          0.32        6.637        359          86.97           785
800 - 824                           5         563,939.28          0.26        6.887        358          87.53           807
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318     216,374,528.94        100.00        7.157        358          83.43           622

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
ORIGINAL LTV                    LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
25.01 -  30.00                      2         234,955.95          0.11        7.588        359          28.02           637
35.01 -  40.00                      1          61,764.72          0.03        9.350        357          37.76           572
40.01 -  45.00                      4         741,071.94          0.34        7.915        357          43.47           545
45.01 -  50.00                      3         427,492.12          0.20        7.969        359          47.61           623
50.01 -  55.00                      9       1,835,552.70          0.85        7.383        358          53.09           582
55.01 -  60.00                     16       2,241,357.38          1.04        7.454        359          57.38           599
60.01 -  65.00                     18       3,827,503.19          1.77        7.452        358          64.11           556
65.01 -  70.00                     41       7,102,475.91          3.28        7.368        358          68.66           576
70.01 -  75.00                     65      12,307,282.49          5.69        7.474        358          74.10           581
75.01 -  80.00                    632      95,318,485.52         44.05        6.984        358          79.84           625
80.01 -  85.00                    106      20,075,422.36          9.28        7.161        358          84.54           599
85.01 -  90.00                    178      32,712,938.71         15.12        7.309        358          89.61           623
90.01 -  95.00                     56      10,668,637.75          4.93        7.422        358          94.52           632
95.01 - 100.00                    187      28,819,588.20         13.32        7.155        358          99.66           670
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318     216,374,528.94        100.00        7.157        358          83.43           622




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
ORIGINAL TERM (MONTHS)          LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
360.00                          1,318     216,374,528.94        100.00        7.157        358          83.43           622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318     216,374,528.94        100.00        7.157        358          83.43           622

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
STATED REMAINING TERM (MONTHS)  LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                       1,318      216,374,528.94       100.00        7.157        358          83.43           622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318      216,374,528.94       100.00        7.157        358          83.43           622

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
FRM/ARM                         LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM                             1,318      216,374,528.94       100.00        7.157        358          83.43           622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318      216,374,528.94       100.00        7.157        358          83.43           622

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
PRODUCT                         LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                          813      121,208,535.11        56.02        7.301        358          82.86           611
ARM 2/28 - 60mo IO                254       49,626,190.34        22.94        6.888        358          84.77           642
ARM 3/27                          164       27,674,026.32        12.79        7.338        358          83.46           613
ARM 3/27 - 60mo IO                 56       11,370,557.76         5.26        6.572        358          83.70           654
ARM 5/25                           20        3,828,614.23         1.77        6.895        359          84.95           642
ARM 5/25 - 60mo IO                 11        2,666,605.18         1.23        6.642        359          80.53           672
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318      216,374,528.94       100.00        7.157        358          83.43           622




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       78

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
PREPAY PENALTY ORIGINAL         # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
  TERM (MONTHS)                 LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
0                                 271       42,520,429.12        19.65        7.411        358          84.10           624
6                                   2          202,071.32         0.09        8.248        359          80.00           577
12                                109       26,327,537.26        12.17        7.355        358          81.30           605
24                                712      108,771,337.43        50.27        7.021        358          83.71           627
36                                224       38,553,153.81        17.82        7.121        358          83.36           620
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318      216,374,528.94       100.00        7.157        358          83.43           622

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
LIEN                            LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                      1,318      216,374,528.94       100.00        7.157        358          83.43           622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318      216,374,528.94       100.00        7.157        358          83.43           622

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
DOCUMENTATION TYPE              LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                          900      145,267,609.89        67.14        7.029        358          84.79           616
SI                                409       68,580,367.32        31.70        7.424        358          80.52           637
Alt Doc                             8        2,342,702.85         1.08        7.317        359          84.44           621
Lite Doc                            1          183,848.88         0.08        6.990        359          80.00           626
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318      216,374,528.94       100.00        7.157        358          83.43           622

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
LOAN PURPOSE                    LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                 838      154,190,879.67        71.26        7.174        358          83.08           614
Purchase                          416       52,051,046.25        24.06        7.134        358          84.06           648
Rate/Term Refinance                64       10,132,603.02         4.68        7.018        358          85.48           623
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318      216,374,528.94       100.00        7.157        358          83.43           622




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
PROPERTY TYPE                   LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached          1,170      186,407,112.28        86.15        7.128        358          83.61           623
Duplex                             66       16,702,518.16         7.72        7.333        358          80.75           605
Condominium                        70       10,689,233.96         4.94        7.320        358          83.68           629
Triplex                             6        1,710,947.09         0.79        7.363        358          87.09           651
Townhouse                           4          564,567.55         0.26        8.016        359          89.05           653
Quadruplex                          1          178,850.06         0.08        6.890        359          68.58           795
Row Home                            1          121,299.84         0.06        6.990        358          90.00           574
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318      216,374,528.94       100.00        7.157        358          83.43           622

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
OCCUPANCY TYPE                  LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                  1,271      208,817,947.10        96.51        7.132        358          83.45            621
Non-Owner Occupied                 46        7,397,519.02         3.42        7.860        358          82.72            658
Second Home                         1          159,062.82         0.07        7.500        358          90.00            655
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318      216,374,528.94       100.00        7.157        358          83.43            622




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       80

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
STATE                           LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Michigan                          181       23,011,199.05        10.63        6.974        359          85.28           643
New York                           62       17,739,006.67         8.20        7.346        358          77.95           580
Maryland                           73       16,556,690.34         7.65        6.983        358          84.84           635
Florida                           101       16,262,531.76         7.52        7.266        358          82.32           622
California                         55       13,719,963.78         6.34        7.279        358          77.70           608
Illinois                           61       12,014,969.16         5.55        7.263        358          84.58           627
Arizona                            62        9,583,417.84         4.43        6.992        359          83.00           648
Virginia                           44        8,442,885.75         3.90        6.895        358          83.15           623
New Jersey                         38        8,347,083.41         3.86        7.482        358          81.14           586
Indiana                            74        7,684,434.22         3.55        7.122        358          86.18           630
Massachusetts                      32        7,454,180.36         3.45        6.974        358          79.83           619
Wisconsin                          48        6,984,492.11         3.23        7.379        359          87.83           634
Ohio                               57        6,754,626.20         3.12        7.018        358          87.58           635
Missouri                           50        5,937,388.26         2.74        7.142        358          85.14           619
Colorado                           34        5,788,419.80         2.68        6.858        359          85.14           654
North Carolina                     45        5,720,301.17         2.64        7.132        358          88.18           632
Pennsylvania                       44        5,492,232.56         2.54        7.542        358          84.00           610
Georgia                            35        5,294,093.74         2.45        7.431        358          85.19           620
Nevada                             26        4,926,318.66         2.28        6.950        358          83.03           629
Kansas                             32        3,541,922.89         1.64        7.170        358          88.33           640
Washington                         18        3,294,871.56         1.52        7.299        358          83.63           615
Connecticut                        13        2,962,001.68         1.37        7.246        358          82.56           584
Rhode Island                       11        2,735,923.07         1.26        7.067        358          85.18           618
Minnesota                          14        2,434,491.46         1.13        6.506        358          80.00           646
Tennessee                          21        2,260,739.55         1.04        6.771        358          84.83           628
South Carolina                     18        1,896,436.71         0.88        7.846        359          88.91           629
Oregon                              8        1,257,191.36         0.58        6.859        358          84.73           638
Alabama                            10        1,228,236.32         0.57        7.139        358          82.90           598
Delaware                            5        1,134,049.90         0.52        7.319        358          77.93           567
Kentucky                           11        1,037,969.00         0.48        6.956        358          86.22           627
Utah                                6          809,766.85         0.37        7.757        359          85.20           608
Nebraska                            6          768,626.27         0.36        7.319        359          93.63           661
Texas                               6          630,965.41         0.29        7.830        358          83.05           635
Iowa                                3          569,227.01         0.26        6.937        358          85.31           624
New Mexico                          3          444,760.12         0.21        7.844        358          83.77           574
Oklahoma                            4          367,315.61         0.17        7.480        359          78.77           634
Maine                               2          330,308.50         0.15        7.371        358          83.24           634
Arkansas                            2          261,544.22         0.12        8.104        359          79.42           574
New Hampshire                       1          261,025.92         0.12        6.500        357          84.90           552
Idaho                               1          247,820.69         0.11        7.630        359          80.00           521
Vermont                             1          185,100.00         0.09        7.490        358          74.04           618
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318      216,374,528.94       100.00        7.157        358          83.43           622




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       81

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
GROSS MARGIN                    LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                       2          548,124.73         0.25        5.812        359          84.77           669
2.000 - 2.499                       6        1,426,997.34         0.66        6.096        358          77.30           699
2.500 - 2.999                       4          937,971.05         0.43        6.703        358          75.73           594
3.000 - 3.499                       3          616,846.51         0.29        7.131        359          86.34           573
3.500 - 3.999                       9        1,794,487.93         0.83        7.538        358          84.42           604
4.000 - 4.499                       9        1,777,487.47         0.82        6.724        358          84.39           643
4.500 - 4.999                      22        4,404,238.93         2.04        6.484        358          80.18           651
5.000 - 5.499                      69       13,350,127.02         6.17        6.116        358          83.69           667
5.500 - 5.999                     198       32,841,863.82        15.18        6.571        358          83.15           643
6.000 - 6.499                     289       48,284,368.41        22.32        6.670        358          85.06           635
6.500 - 6.999                     265       44,029,654.48        20.35        7.283        358          83.71           622
7.000 - 7.499                     143       22,133,014.23        10.23        7.710        358          84.16           607
7.500 - 7.999                     181       28,433,924.11        13.14        7.853        358          80.48           583
8.000 - 8.499                      60        7,670,274.71         3.54        8.641        359          85.04           581
8.500 - 8.999                      46        6,626,223.63         3.06        8.750        358          83.65           585
9.000 - 9.499                      11        1,195,874.57         0.55        9.162        358          74.24           560
9.500 - 9.999                       1          303,050.00         0.14        8.990        359          95.00           595
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318      216,374,528.94       100.00        7.157        358          83.43           622

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
MINIMUM INTEREST RATE           LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 3.000 -  3.499                    1           129,610.15         0.06        6.690        358          85.00           595
 3.500 -  3.999                    2           347,035.78         0.16        5.731        359          79.32           676
 4.500 -  4.999                    5         1,241,880.58         0.57        5.581        358          84.51           687
 5.000 -  5.499                   37         7,648,852.21         3.54        6.022        358          82.14           666
 5.500 -  5.999                  113        21,708,653.94        10.03        6.345        358          84.31           645
 6.000 -  6.499                  211        37,027,798.53        17.11        6.467        358          83.46           643
 6.500 -  6.999                  335        54,149,826.21        25.03        6.874        358          84.22           629
 7.000 -  7.499                  201        31,091,322.48        14.37        7.364        359          83.45           624
 7.500 -  7.999                  241        39,820,587.94        18.40        7.792        358          82.32           597
 8.000 -  8.499                   63         7,867,069.99         3.64        8.267        358          82.99           586
 8.500 -  8.999                   67        10,480,017.89         4.84        8.781        358          84.83           580
 9.000 -  9.499                   18         1,934,813.65         0.89        9.126        358          81.03           567
 9.500 -  9.999                   14         1,965,594.07         0.91        9.697        358          78.68           541
10.000 - 10.499                    3           315,978.29         0.15       10.331        359          81.47           551
10.500 - 10.999                    4           385,222.76         0.18       10.713        358          76.60           545
11.000 - 11.499                    1           104,966.38         0.05       11.490        359          50.00           557
11.500 - 11.999                    2           155,298.09         0.07       11.675        359          80.74           577
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          1,318       216,374,528.94       100.00        7.157        358          83.43           622




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                       82

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
MAXIMUM INTEREST RATE           LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                     1         221,999.99         0.10         4.990        358          80.00           678
11.000 - 11.499                     6         940,078.17         0.43         5.665        358          75.65           683
11.500 - 11.999                    37       7,710,291.22         3.56         5.793        358          82.64           652
12.000 - 12.499                    61      11,943,316.64         5.52         6.251        358          82.66           640
12.500 - 12.999                   198      36,822,427.56        17.02         6.585        358          82.69           632
13.000 - 13.499                   231      37,852,985.60        17.49         6.724        358          83.34           634
13.500 - 13.999                   350      57,500,449.83        26.57         7.233        358          84.94           620
14.000 - 14.499                   191      27,652,666.52        12.78         7.571        358          83.76           624
14.500 - 14.999                   124      17,655,891.19         8.16         8.202        358          85.10           607
15.000 - 15.499                    46       5,662,120.98         2.62         8.722        358          83.14           582
15.500 - 15.999                    34       4,608,885.25         2.13         9.003        358          80.50           567
16.000 - 16.499                    10       1,005,701.56         0.46         9.275        359          81.00           593
16.500 - 16.999                     8       1,672,229.32         0.77         8.257        358          77.68           604
17.000 - 17.499                     4       1,070,980.46         0.49         7.603        359          73.61           586
17.500 - 17.999                    12       2,643,675.92         1.22         8.224        358          76.44           539
18.000 - 18.499                     1         301,612.25         0.14         8.250        358          77.44           600
18.500 - 18.999                     4       1,109,216.48         0.51         8.500        357          70.98           526
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318     216,374,528.94       100.00         7.157        358          83.43           622

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
INITIAL PERIODIC RATE CAP       LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                               2         156,713.78         0.07         9.639        357          79.17           568
1.500                               5         983,973.25         0.45         6.920        358          79.17           634
2.000                               5         807,601.79         0.37         7.438        358          79.17           682
3.000                           1,305     214,154,240.28        98.97         7.156        358          79.17           622
3.250                               1         271,999.84         0.13         6.750        356          79.17           689
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318     216,374,528.94       100.00         7.157        358          83.43           622

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
SUBSEQUENT PERIODIC RATE CAP    LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                           1,243     203,072,294.89        93.85         7.170        358          79.17           620
1.500                              42       8,133,447.36         3.76         6.949        359          79.17           646
2.000                              33       5,168,786.69         2.39         6.979        356          79.17           668
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,318     216,374,528.94       100.00         7.157        358          83.43           622




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                              GROUP IIB MORTGAGE LOAN STATISTICS

                                                    AS OF THE CUT-OFF DATE

                                                                                          MINIMUM            MAXIMUM
                                                                                          -------            -------
Scheduled Principal Balance                                $229,817,300.00             $49,947.79        $920,000.00
Average Scheduled Principal Balance                            $241,151.42
Number of Mortgage Loans                                               953

Weighted Average Gross Coupon                                       7.015%                 4.990%            10.990%
Weighted Average FICO Score                                            641                    502                812
Weighted Average Original LTV                                       82.82%                 25.41%            100.00%

Weighted Average Original Term                                  360 months             360 months         360 months
Weighted Average Stated Remaining Term                          358 months             338 months         360 months
Weighted Average Seasoning                                        2 months               0 months          22 months

Weighted Average Gross Margin                                       6.417%                 1.610%             9.700%
Weighted Average Minimum Interest Rate                              6.869%                 3.540%            10.990%
Weighted Average Maximum Interest Rate                             13.545%                10.500%            19.490%
Weighted Average Initial Rate Cap                                   2.982%                 1.500%             4.950%
Weighted Average Subsequent Rate Cap                                1.097%                 1.000%             2.000%
Weighted Average Months to Roll                                  28 months               2 months          60 months

Maturity Date                                                                        Dec. 1, 2033        Oct 1, 2035
Maximum Zip Code Concentration                                       0.66%   91913




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
CURRENT PRINCIPAL BALANCE ($)   LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00            1           49,947.79         0.02         5.750        359          60.24           642
 50,000.01 - 100,000.00           84        6,684,056.26         2.91         7.512        358          81.95           618
100,000.01 - 150,000.00          168       21,299,178.88         9.27         7.354        358          83.71           625
150,000.01 - 200,000.00          191       33,384,949.88        14.53         7.061        358          83.45           634
200,000.01 - 250,000.00          144       32,399,646.16        14.10         6.943        358          82.57           641
250,000.01 - 300,000.00          104       28,474,006.80        12.39         6.882        358          82.06           648
300,000.01 - 350,000.00           68       22,134,641.86         9.63         6.819        358          83.06           644
350,000.01 - 400,000.00           80       30,337,863.72        13.20         7.067        358          83.93           642
400,000.01 - 450,000.00           44       18,712,146.15         8.14         6.938        358          82.29           645
450,000.01 - 500,000.00           41       19,671,149.21         8.56         7.138        358          83.61           643
500,000.01 - 550,000.00           12        6,257,951.22         2.72         6.645        358          82.60           660
550,000.01 - 600,000.00            8        4,584,157.67         1.99         7.419        359          79.17           667
600,000.01 - 650,000.00            2        1,254,529.20         0.55         6.222        357          82.49           635
650,000.01 - 700,000.00            1          686,900.00         0.30         5.650        358          89.21           678
700,000.01 - 750,000.00            4        2,966,175.20         1.29         6.379        358          71.93           646
900,000.01 - 950,000.00            1          920,000.00         0.40         7.250        359          80.00           730
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            953      229,817,300.00       100.00         7.015        358          82.82           641

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
CURRENT GROSS RATE              LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                   2           581,889.84         0.25         4.990        358          80.00           619
 5.000 -  5.499                  13         3,857,408.12         1.68         5.358        359          79.59           699
 5.500 -  5.999                  67        18,161,776.50         7.90         5.850        359          82.68           660
 6.000 -  6.499                 143        35,078,850.91        15.26         6.301        358          81.17           654
 6.500 -  6.999                 305        77,081,981.92        33.54         6.761        358          82.82           647
 7.000 -  7.499                 157        36,839,383.05        16.03         7.265        358          83.16           651
 7.500 -  7.999                 147        34,355,751.41        14.95         7.725        358          83.60           624
 8.000 -  8.499                  47        11,269,061.49         4.90         8.248        358          85.91           603
 8.500 -  8.999                  43         8,545,929.84         3.72         8.787        358          81.91           581
 9.000 -  9.499                  12         1,733,686.56         0.75         9.241        358          83.94           551
 9.500 -  9.999                  11         1,599,716.88         0.70         9.750        358          87.09           578
10.000 - 10.499                   3           373,727.45         0.16        10.161        357          81.53           575
10.500 - 10.999                   3           338,136.03         0.15        10.860        358          78.74           560
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                           953       229,817,300.00       100.00         7.015        358          82.82           641




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
FICO                            LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                         35        7,791,166.48          3.39        8.184        357          72.30           514
525 - 549                         21        4,917,139.99          2.14        8.275        358          75.30           536
550 - 574                         39        9,288,341.36          4.04        7.835        358          83.85           565
575 - 599                        111       22,510,821.08          9.80        7.255        359          82.93           589
600 - 624                        162       35,351,979.95         15.38        7.018        358          82.66           613
625 - 649                        221       54,700,057.53         23.80        6.903        358          84.33           636
650 - 674                        179       44,090,748.27         19.19        6.837        358          83.63           661
675 - 699                         86       21,800,912.24          9.49        6.745        358          83.76           686
700 - 724                         45       11,948,660.22          5.20        6.637        358          80.63           710
725 - 749                         23        6,566,842.80          2.86        6.825        358          83.75           734
750 - 774                         23        8,048,350.28          3.50        6.895        358          84.01           763
775 - 799                          5        2,159,600.02          0.94        6.364        359          78.68           786
800 - 824                          3          642,679.78          0.28        6.419        358          71.08           806
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            953      229,817,300.00        100.00        7.015        358          82.82           641



                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
ORIGINAL LTV                    LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
25.01 -  30.00                     1           77,404.81          0.03        8.450        358          25.41            522
40.01 -  45.00                     3          393,166.12          0.17        8.925        358          42.59            528
50.01 -  55.00                     2          369,317.42          0.16        7.176        358          53.63            556
55.01 -  60.00                     9        2,614,920.28          1.14        6.803        358          57.91            628
60.01 -  65.00                     9        1,411,005.16          0.61        7.484        358          63.55            552
65.01 -  70.00                    22        6,021,684.96          2.62        7.047        358          68.91            624
70.01 -  75.00                    28        7,184,756.31          3.13        7.343        358          73.75            599
75.01 -  80.00                   562      135,291,843.81         58.87        6.911        358          79.85            648
80.01 -  85.00                    67       17,889,543.62          7.78        6.994        358          84.34            616
85.01 -  90.00                   117       29,885,342.56         13.00        7.134        358          89.67            634
90.01 -  95.00                    41        8,917,228.68          3.88        7.333        358          94.64            651
95.01 - 100.00                    92       19,761,086.27          8.60        7.240        359          99.80            654
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            953      229,817,300.00        100.00        7.015        358          82.82            641




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
ORIGINAL TERM (MONTHS)          LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
360.00                           953       229,817,300.00        100.00       7.015        358          82.82           641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            953       229,817,300.00        100.00       7.015        358          82.82           641


                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
STATED REMAINING TERM (MONTHS)  LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                        953       229,817,300.00        100.00       7.015        358          82.82            641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            953       229,817,300.00        100.00       7.015        358          82.82            641


                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
FRM/ARM                         LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM                              953       229,817,300.00        100.00       7.015        358          82.82           641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            953       229,817,300.00        100.00       7.015        358          82.82           641


                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
PRODUCT                         LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                         479       102,096,221.90         44.42       7.252        358          82.29            626
ARM 2/28 - 60mo IO               233        65,017,269.85         28.29       6.870        358          82.61            655
ARM 3/27                         106        25,407,106.30         11.06       7.116        358          84.06            640
ARM 5/25                          65        15,330,068.28          6.67       6.714        359          83.66            641
ARM 3/27 - 60mo IO                46        14,571,159.69          6.34       6.666        358          84.23            660
ARM 5/25 - 60mo IO                24         7,395,473.98          3.22       5.984        359          83.02            684
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            953       229,817,300.00        100.00       7.015        358          82.82            641




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
PREPAY PENALTY ORIGINAL         # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
  TERM (MONTHS)                 LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
0                                 181       43,750,452.33        19.04        7.260        358          82.30           642
12                                 86       29,101,535.34        12.66        7.223        358          81.53           635
24                                427       97,683,330.47        42.50        6.935        358          82.61           642
36                                130       32,007,295.84        13.93        7.039        358          84.12           640
60                                129       27,274,686.02        11.87        6.659        359          84.23           643
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             953      229,817,300.00       100.00        7.015        358          82.82           641

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
LIEN                            LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                        953      229,817,300.00       100.00        7.015        358          82.82           641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             953      229,817,300.00       100.00        7.015        358          82.82           641


                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
DOCUMENTATION TYPE              LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                          512      114,562,026.67        49.85        6.851        358          84.55           629
SI                                429      111,880,873.15        48.68        7.179        358          81.05           654
Alt Doc                            11        3,117,704.68         1.36        7.224        358          81.36           629
Lite Doc                            1          256,695.50         0.11        6.125        357          95.00           741
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             953      229,817,300.00       100.00        7.015        358          82.82           641

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
LOAN PURPOSE                    LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Purchase                          498      117,990,846.65        51.34        7.025        358          82.57            656
Cashout Refinance                 421      104,951,503.15        45.67        7.032        358          82.91            624
Rate/Term Refinance                34        6,874,950.20         2.99        6.583        359          85.51            641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             953      229,817,300.00       100.00        7.015        358          82.82            641




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------


Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
PROPERTY TYPE                   LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached            843      201,754,129.05        87.79        7.005        358          83.19           641
Condominium                        67       14,740,527.16         6.41        7.021        358          81.24           647
Duplex                             38       11,657,563.12         5.07        7.182        359          78.02           629
Triplex                             2          856,660.62         0.37        7.656        358          80.00           707
Townhouse                           3          808,420.05         0.35        6.415        359          89.36           634
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             953      229,817,300.00       100.00        7.015        358          82.82           641

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
OCCUPANCY TYPE                  LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                    937      226,011,800.75        98.34        7.009        358          82.83           640
Non-Owner Occupied                 16        3,805,499.25         1.66        7.357        359          82.12           679
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             953      229,817,300.00       100.00        7.015        358          82.82           641




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
STATE                           LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
California                       117        39,931,389.79        17.38        6.863        357          81.05           653
Florida                          132        29,226,180.91        12.72        7.119        358          81.90           648
New York                          60        21,551,253.23         9.38        7.207        358          79.20           619
Maryland                          51        15,515,079.66         6.75        6.975        359          84.76           643
Michigan                          86        13,406,298.53         5.83        7.104        358          85.15           627
New Jersey                        38        11,201,122.21         4.87        7.124        359          80.88           617
Illinois                          41        11,167,502.95         4.86        6.913        358          82.18           669
Virginia                          37        10,236,188.74         4.45        6.986        359          84.67           641
Arizona                           47         9,576,757.62         4.17        7.021        359          82.76           648
Nevada                            26         8,329,602.01         3.62        6.662        358          85.19           662
Ohio                              47         7,770,557.07         3.38        6.944        359          86.09           639
Massachusetts                     24         7,160,672.97         3.12        6.807        358          81.45           633
Indiana                           31         4,704,446.01         2.05        7.016        358          81.92           641
Georgia                           23         4,430,226.45         1.93        6.806        358          84.73           636
Texas                             17         3,306,339.34         1.44        7.838        358          91.04           637
Wisconsin                         20         3,214,165.88         1.40        7.360        359          83.62           636
Connecticut                       10         3,048,886.40         1.33        7.469        358          85.04           618
Pennsylvania                      19         2,923,193.84         1.27        7.217        358          89.91           618
Colorado                          13         2,737,381.32         1.19        6.422        359          81.48           673
North Carolina                    15         2,387,892.55         1.04        6.664        358          82.55           647
Washington                         9         2,147,493.42         0.93        6.800        355          81.08           633
Missouri                          16         2,120,406.76         0.92        7.299        359          88.35           632
Kentucky                          10         1,795,065.88         0.78        6.742        359          81.58           626
Rhode Island                       6         1,481,904.46         0.64        6.888        359          82.68           601
Utah                               7         1,405,193.21         0.61        7.243        359          86.34           628
Tennessee                          8         1,324,328.58         0.58        6.687        358          92.43           665
South Carolina                     8         1,321,943.42         0.58        7.318        358          88.83           646
Delaware                           4         1,208,147.46         0.53        6.891        359          82.09           618
Minnesota                          6         1,095,593.83         0.48        6.932        359          83.94           641
Oregon                             4           899,850.51         0.39        7.228        358          87.00           641
Alabama                            4           809,082.58         0.35        7.499        359          80.00           636
Kansas                             6           643,503.17         0.28        7.269        358          81.27           633
Oklahoma                           3           627,141.61         0.27        7.452        358          84.43           671
Maine                              2           299,514.34         0.13        7.290        359          94.56           633
New Hampshire                      1           214,223.91         0.09        6.990        359          80.00           597
Idaho                              2           193,787.36         0.08        8.453        358          76.98           557
New Mexico                         1           173,700.00         0.08        7.150        360          90.00           673
Nebraska                           1           153,877.21         0.07        7.140        359          80.00           641
Arkansas                           1            77,404.81         0.03        8.450        358          25.41           522
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                            953       229,817,300.00       100.00        7.015        358          82.82           641




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
GROSS MARGIN                    LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                       3         825,201.55         0.36         5.770        359          80.80            635
2.000 - 2.499                       4       1,229,316.16         0.53         6.152        358          80.00            673
2.500 - 2.999                       4       1,120,017.98         0.49         6.358        357          79.71            604
3.000 - 3.499                       2         409,553.42         0.18         7.067        358          85.49            618
3.500 - 3.999                      10       3,539,208.32         1.54         7.268        359          80.15            668
4.000 - 4.499                       5       1,576,260.00         0.69         6.644        358          81.81            719
4.500 - 4.999                      17       3,752,751.41         1.63         6.145        358          81.38            649
5.000 - 5.499                      44      13,864,153.08         6.03         5.925        358          81.29            665
5.500 - 5.999                     199      50,450,409.60        21.95         6.527        358          81.74            657
6.000 - 6.499                     218      52,009,347.57        22.63         6.724        358          83.24            648
6.500 - 6.999                     170      41,904,819.97        18.23         7.209        359          83.23            642
7.000 - 7.499                     100      22,532,219.12         9.80         7.597        358          84.58            629
7.500 - 7.999                     107      24,602,302.82        10.71         7.853        358          81.89            596
8.000 - 8.499                      36       6,895,106.74         3.00         8.295        358          87.14            614
8.500 - 8.999                      21       3,143,500.46         1.37         8.855        359          84.98            598
9.000 - 9.499                      10       1,434,384.01         0.62         9.054        359          88.92            598
9.500 - 9.999                       3         528,747.79         0.23         9.324        357          78.61            550
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             953     229,817,300.00       100.00         7.015        358          82.82            641

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
MINIMUM INTEREST RATE           LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 3.500 -  3.999                     1         499,209.76         0.22         7.200        358          83.05           632
 4.000 -  4.499                     1         189,713.70         0.08         7.440        358          95.00           621
 4.500 -  4.999                     8       1,566,141.51         0.68         5.854        358          81.08           639
 5.000 -  5.499                    22       6,426,722.03         2.80         5.729        358          83.98           682
 5.500 -  5.999                    95      24,409,902.77        10.62         6.123        359          82.32           658
 6.000 -  6.499                   169      44,665,731.41        19.44         6.495        358          81.98           652
 6.500 -  6.999                   271      67,470,964.96        29.36         6.830        358          82.38           645
 7.000 -  7.499                   141      32,314,101.20        14.06         7.330        358          83.17           648
 7.500 -  7.999                   145      32,390,463.72        14.09         7.772        358          83.44           619
 8.000 -  8.499                    38       8,780,886.18         3.82         8.271        358          85.73           615
 8.500 -  8.999                    36       7,426,300.13         3.23         8.802        358          82.85           577
 9.000 -  9.499                    12       1,834,589.88         0.80         8.807        359          89.37           582
 9.500 -  9.999                    10       1,392,581.90         0.61         9.522        358          85.32           579
10.000 - 10.499                     1         111,854.82         0.05        10.150        357          80.00           575
10.500 - 10.999                     3         338,136.03         0.15        10.860        358          78.74           560
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             953     229,817,300.00       100.00         7.015        358          82.82           641




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-5
Preliminary Term Sheet                                                                                            [October 11, 2005]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
MAXIMUM INTEREST RATE           LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                    3          672,754.34          0.29        5.329        358          82.70           621
11.000 - 11.499                   12        3,868,986.53          1.68        5.462        359          79.59           700
11.500 - 11.999                   57       15,144,207.20          6.59        5.951        359          82.93           650
12.000 - 12.499                   59       16,367,590.84          7.12        6.266        358          81.28           652
12.500 - 12.999                  149       39,987,520.45         17.40        6.680        358          82.94           643
13.000 - 13.499                  174       41,130,347.68         17.90        6.828        358          82.51           651
13.500 - 13.999                  239       54,604,088.37         23.76        7.076        358          83.67           647
14.000 - 14.499                  113       26,272,351.96         11.43        7.616        358          84.03           634
14.500 - 14.999                   80       16,707,627.84          7.27        8.104        358          82.49           619
15.000 - 15.499                   19        2,569,721.26          1.12        8.528        358          84.65           602
15.500 - 15.999                   15        2,653,809.27          1.15        9.290        358          87.26           578
16.000 - 16.499                    5          741,102.52          0.32        9.496        359          89.93           598
16.500 - 16.999                   12        3,942,196.93          1.72        7.122        359          79.19           636
17.000 - 17.499                    4          764,364.98          0.33        8.097        358          74.85           596
17.500 - 17.999                    7        2,322,647.41          1.01        8.024        358          78.35           556
18.000 - 18.499                    1          594,630.17          0.26        8.375        359          79.33           574
18.500 - 18.999                    3        1,039,000.60          0.45        8.990        358          66.19           539
19.000 - 19.499                    1          434,351.65          0.19        9.490        357          79.82           508
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            953      229,817,300.00        100.00        7.015        358          82.82           641

                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
INITIAL PERIODIC RATE CAP       LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.500                              10       2,311,258.82          1.01        7.190        358          81.54           608
2.000                               3       1,023,800.00          0.45        7.439        359          90.25           698
3.000                             939     226,329,440.66         98.48        7.011        358          82.78           641
4.950                               1         152,800.52          0.07        8.240        358         100.00           650
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             953     229,817,300.00        100.00        7.015        358          82.82           641


                                                                                         WEIGHTED
                                                                             WEIGHTED    AVERAGE
                                               CURRENT          PCT BY       AVERAGE      STATED      WEIGHTED        WEIGHTED
                                # OF          PRINCIPAL          CURR         GROSS     REMAINING     AVERAGE         AVERAGE
SUBSEQUENT PERIODIC RATE CAP    LOANS          BALANCE          PRIN BAL     COUPON       TERM        ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                            837      199,734,447.98         86.91        7.062        358          82.93            637
1.500                             62       15,747,516.95          6.85        6.671        359          83.93            656
2.000                             54       14,335,335.07          6.24        6.745        357          79.95            677
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            953      229,817,300.00        100.00        7.015        358          82.82            641




        F R I E D M A N          B I L L I N G S          R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------